         JULY 31, 2001


         NML VARIABLE ANNUITY ACCOUNT B



         Nontax - Qualified Annuities

         Individual Retirement Annuities

         Roth IRAs

         Simplified Employee Pension Plan IRAs

         SIMPLE IRAs

         Tax Deferred Annuities

         457 Deferred Compensation Plan Annuities

         Non-Transferable Annuities









                                     (PHOTO)












         NORTHWESTERN MUTUAL                        The Northwestern Mutual Life
         SERIES FUND, INC. AND                      Insurance Company
         RUSSELL INSURANCE FUNDS                    720 East Wisconsin Avenue
                                                    Milwaukee, Wisconsin 53202
                                                    (414) 271-1444







                             P R O S P E C T U S E S




                                                      [NORTHWESTERN MUTUAL LOGO]

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account B
 [NORTHWESTERN MUTUAL LIFE LOGO]

                                                                   July 31, 2001

PROFILE OF THE VARIABLE ANNUITY CONTRACT

This Profile is a summary of some of the more important points that you should consider and know before purchasing the Contract. We describe the Contract more fully in the prospectus which accompanies this Profile. Please read the prospectus carefully.

1. THE ANNUITY CONTRACT The Contract provides a means for you, the owner, to invest on a tax-deferred basis in your choice of twenty investment portfolios. The Contract also allows investment on a fixed basis in a guaranteed account.

The Contract is intended for retirement savings or other long-term investment purposes. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement.

The twenty investment portfolios are listed in Section 4 below. These portfolios bear varying amounts of investment risk. Those with more risk are designed to produce a better long-term return than those with less risk. But this is not guaranteed. You can also lose your money.

The amounts you invest on a fixed basis earn interest at a rate we declare from time to time. We guarantee principal and we guarantee the interest rate for each amount for at least one year.

You may invest in any or all of the twenty investment portfolios. You may move money among these portfolios without charge up to 12 times per year. After that, a charge of $25 may apply. Transfers of amounts invested on a fixed basis are subject to restrictions.

During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. The earnings are taxed as income if you make a withdrawal. The income phase begins when you start receiving annuity payments from your Contract, usually at retirement. Monthly annuity payments begin on the date you select.

The amount you accumulate in your Contract, including the results of investment performance, will determine the amount of your monthly annuity payments.

2. ANNUITY PAYMENTS If you decide to begin receiving monthly annuity payments from your Contract, you may choose one of three payment plans: (1) monthly payments for a specified period of five to thirty years, as you select; (2) monthly payments for your life (assuming you are the annuitant), and you may choose to have payments continue to your beneficiary for the balance of ten or twenty years if you die sooner; or (3) monthly payments for your life and for the life of another person (usually your spouse) selected by you. After you begin receiving monthly annuity payments you cannot change your selection if the payments depend on your life or the life of another.

These payment plans are available to you on a variable or fixed basis. Variable means that the amount accumulated in your Contract will continue to be invested in one or more of the twenty investment portfolios as you choose. Your monthly annuity payments will vary up or down to reflect continuing investment performance. Or you may choose a fixed annuity payment plan which guarantees the amount you will receive each month.

3. PURCHASE We offer Front Load and Back Load Contracts, as briefly described in Section 5. You may make purchase payments of $25 or more as you accumulate funds in your Contract. For the Front Load Contract the minimum initial purchase payment is $10,000. For Back Load Contracts we issue in nontax-qualified situations the minimum initial purchase payment is $5,000. Your Northwestern Mutual Financial Representative will help you complete a Contract application form.

                                        i                                Profile

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account B
 [NORTHWESTERN MUTUAL LIFE LOGO]

4. INVESTMENT CHOICES You may invest in any or all of the following investment portfolios. All of these are described in the attached prospectuses for Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds.

Northwestern Mutual Series Fund, Inc.
   1. Small Cap Growth Stock Portfolio
   2. T. Rowe Price Small Cap Value Portfolio
   3. Aggressive Growth Stock Portfolio
   4. International Growth Portfolio
   5. Franklin Templeton International Equity Portfolio
   6. Index 400 Stock Portfolio
   7. Growth Stock Portfolio
   8. J.P. Morgan Select Growth and Income Stock Portfolio
   9. Capital Guardian Domestic Equity Portfolio
  10. Index 500 Stock Portfolio
  11. Asset Allocation Portfolio
  12. Balanced Portfolio
  13. High Yield Bond Portfolio
  14. Select Bond Portfolio
  15. Money Market Portfolio

Russell Insurance Funds
   1. Multi-Style Equity Fund
   2. Aggressive Equity Fund
   3. Non-U.S. Fund
   4. Real Estate Securities Fund
   5. Core Bond Fund

You may also invest all or part of your funds on a fixed basis (the Guaranteed Interest Fund).

5. EXPENSES The Contract has insurance and investment features, and there are costs related to them. For the Front Load Contract we deduct a sales load of 4.5% from your purchase payments. The percentage is lower when cumulative purchase payments exceed $100,000. For the Back Load Contract there is no sales load deducted from purchase payments but a withdrawal charge of 0% to 6% applies, depending on the length of time the money you withdraw has been in the Contract and the size of your Contract.

Each year we deduct a $30 Contract fee. Currently this fee is waived if the value of your Contract is $25,000 or more. You may move money among the 20 investment portfolios without charge up to 12 times per year. After that, a charge of $25 may apply. We currently make no charge for these transfers.

We also deduct mortality and expense risk charges for the guarantees associated with your Contract. These charges are at the annual rate of 0.50% for the Front Load Contract. They begin at 1.25% for the Back Load Contract and are reduced to 0.50% for purchase payments that are no longer subject to withdrawal charges in Contracts with a value of $25,000 or more. We may increase the charges to a maximum rate of 0.75% for the Front Load Contract and 1.50% for the Back Load Contract. We will not increase the charges for at least five years from the date of the prospectus.

If your Contract includes the enhanced death benefit which we offer at extra cost, we will deduct from your Contract value on each Contract anniversary a charge based on the amount of the enhanced death benefit in effect and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the benefit for issue age 45 or less, 0.20% for issue ages 46-55, and 0.40% for issue ages 56-65.

The portfolios also bear investment charges that range from an annual rate of 0.20% to 1.30% of the average daily value of the portfolio, depending on the investment portfolio you select. The following charts are designed to help you understand the charges for the Front Load and Back Load Contracts. The first three columns show the annual expenses as a percentage of assets including the insurance charges, the portfolio charges and the total charges. Portfolio expenses are based on 2000 expenses for the sixteen portfolios that were in operation during 2000. Portfolio expenses for the other four portfolios, which have not begun operations, are estimated for 2001 at an annualized rate. Expenses for the portfolios reflect fee waivers and expense reimbursements. The last two columns show you examples of the charges, in dollars, you would pay. The examples reflect the impact of the asset based charges, any sales loads or withdrawals that would apply, and the $30 Contract fee calculated by dividing the annual Contract fees collected by the average assets of the sub-account. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money at the end of year one, and at the end of year ten. Both of these examples, for both Contracts, reflect aggregate charges on a cumulative basis to the end of the 1 or 10-year period.

For more detailed information, see the Expense Table which begins on page 3 of the attached prospectus for the Contracts.

Profile                                ii

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account B
 [NORTHWESTERN MUTUAL LIFE LOGO]

                                    EXPENSES
--------------------------------------------------------------------------------

FRONT LOAD CONTRACT                                    ANNUAL EXPENSES AS A PERCENTAGE OF ASSETS                 EXAMPLES:**
WITHOUT THE ENHANCED                                 Total Annual         Total Annual                           Total Annual
DEATH BENEFIT                                          Insurance           Portfolio      Total Annual        Charges At End of
                  Portfolio                            Charges**            Charges        Expenses*         1 Year      10 Years
---------------------------------------------------------------------------------------------------------------------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock                         0.52% (0.50% + 0.02%)        0.67%           1.19%           $57          $198
  T. Rowe Price Small Cap Value*                 0.52% (0.50% + 0.02%)        1.00%           1.52%           $60          $233
  Aggressive Growth Stock                        0.52% (0.50% + 0.02%)        0.52%           1.04%           $55          $182
  International Growth*                          0.52% (0.50% + 0.02%)        1.10%           1.62%           $61          $243
  Franklin Templeton International               0.52% (0.50% + 0.02%)        0.73%           1.25%           $57          $205
  Index 400 Stock                                0.52% (0.50% + 0.02%)        0.32%           0.84%           $53          $160
  Growth Stock                                   0.52% (0.50% + 0.02%)        0.43%           0.95%           $54          $172
  J.P. Morgan Select Growth and Income Stock     0.52% (0.50% + 0.02%)        0.57%           1.09%           $56          $187
  Capital Guardian Domestic Equity*              0.52% (0.50% + 0.02%)        0.75%           1.27%           $57          $207
  Index 500 Stock                                0.52% (0.50% + 0.02%)        0.20%           0.72%           $52          $146
  Asset Allocation*                              0.52% (0.50% + 0.02%)        0.75%           1.27%           $57          $207
  Balanced                                       0.52% (0.50% + 0.02%)        0.30%           0.82%           $53          $158
  High Yield Bond                                0.52% (0.50% + 0.02%)        0.53%           1.05%           $55          $182
  Select Bond                                    0.52% (0.50% + 0.02%)        0.30%           0.82%           $53          $158
  Money Market                                   0.52% (0.50% + 0.02%)        0.30%           0.82%           $53          $158
RUSSELL INSURANCE FUNDS
  Multi-Style Equity                             0.52% (0.50% + 0.02%)        0.92%           1.44%           $59          $226
  Aggressive Equity                              0.52% (0.50% + 0.02%)        1.25%           1.77%           $62          $261
  Non-U.S.                                       0.52% (0.50% + 0.02%)        1.30%           1.82%           $63          $270
  Real Estate Securities                         0.52% (0.50% + 0.02%)        1.08%           1.60%           $61          $241
  Core Bond                                      0.52% (0.50% + 0.02%)        0.80%           1.32%           $58          $216

 * EXPENSES ARE ESTIMATED FOR THESE NEW PORTFOLIOS FOR 2001 AT ANNUALIZED RATES.

** TOTAL ANNUAL INSURANCE CHARGES INCLUDE THE INSURANCE CHARGES OF 0.50% PLUS
   0.02% OF THE ASSETS TO REFLECT THE $30 CONTRACT FEE, BASED ON ACTUAL CONTRACT FEES COLLECTED DIVIDED BY AVERAGE ASSETS OF THE SUB-ACCOUNT. THE ACTUAL IMPACT OF THE CONTRACT FEE MAY BE GREATER OR LESS THAN 0.02%, DEPENDING UPON THE VALUE OF YOUR CONTRACT. WE MAY INCREASE THE INSURANCE CHARGES TO A MAXIMUM RATE OF 0.75%. WE WILL NOT INCREASE THE CHARGES FOR AT LEAST FIVE YEARS FROM THE DATE OF THE PROSPECTUS.

NOTE: THE MINIMUM INITIAL PURCHASE PAYMENT FOR A FRONT LOAD CONTRACT IS $10,000. THE NUMBERS ABOVE MUST BE MULTIPLIED BY 10 TO FIND THE EXPENSES FOR A FRONT LOAD CONTRACT OF MINIMUM SIZE.

                                       iii                               Profile

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account B
 [NORTHWESTERN MUTUAL LIFE LOGO]

                                    EXPENSES
--------------------------------------------------------------------------------

BACK LOAD CONTRACT                                     ANNUAL EXPENSES AS A PERCENTAGE OF ASSETS                 EXAMPLES:**
WITHOUT THE ENHANCED                                 Total Annual         Total Annual                           Total Annual
DEATH BENEFIT                                          Insurance           Portfolio      Total Annual        Charges At End of
                  Portfolio                            Charges**            Charges        Expenses**        1 Year      10 Years
---------------------------------------------------------------------------------------------------------------------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock                         1.40% (1.25% + 0.15%)        0.67%           2.07%           $81          $288
  T. Rowe Price Small Cap Value*                 1.40% (1.25% + 0.15%)        1.00%           2.40%           $84          $288
  Aggressive Growth Stock                        1.40% (1.25% + 0.15%)        0.52%           1.92%           $80          $240
  International Growth*                          1.40% (1.25% + 0.15%)        1.10%           2.50%           $85          $298
  Franklin Templeton International               1.40% (1.25% + 0.15%)        0.73%           2.13%           $82          $261
  Index 400 Stock                                1.40% (1.25% + 0.15%)        0.32%           1.72%           $78          $232
  Growth Stock                                   1.40% (1.25% + 0.15%)        0.43%           1.83%           $79          $230
  J.P. Morgan Select Growth and Income Stock     1.40% (1.25% + 0.15%)        0.57%           1.97%           $80          $245
  Capital Guardian Domestic Equity*              1.40% (1.25% + 0.15%)        0.75%           2.15%           $82          $263
  Index 500 Stock                                1.40% (1.25% + 0.15%)        0.20%           1.60%           $76          $206
  Asset Allocation*                              1.40% (1.25% + 0.15%)        0.75%           2.15%           $82          $263
  Balanced                                       1.40% (1.25% + 0.15%)        0.30%           1.70%           $77          $216
  High Yield Bond                                1.40% (1.25% + 0.15%)        0.53%           1.93%           $80          $240
  Select Bond                                    1.40% (1.25% + 0.15%)        0.30%           1.70%           $77          $216
  Money Market                                   1.40% (1.25% + 0.15%)        0.30%           1.70%           $77          $216
RUSSELL INSURANCE FUNDS
  Multi-Style Equity                             1.40% (1.25% + 0.15%)        0.92%           2.32%           $84          $281
  Aggressive Equity                              1.40% (1.25% + 0.15%)        1.25%           2.65%           $87          $315
  Non-U.S.                                       1.40% (1.25% + 0.15%)        1.30%           2.70%           $87          $323
  Real Estate Securities                         1.40% (1.25% + 0.15%)        1.08%           2.48%           $85          $296
  Core Bond                                      1.40% (1.25% + 0.15%)        0.80%           2.20%           $82          $272

 * EXPENSES ARE ESTIMATED FOR THESE NEW PORTFOLIOS FOR 2001 AT ANNUALIZED RATES.

** TOTAL ANNUAL INSURANCE CHARGES INCLUDE THE INSURANCE CHARGES OF 1.25% PLUS
   0.15% OF THE ASSETS TO REFLECT THE $30 CONTRACT FEE, BASED ON ACTUAL CONTRACT FEES COLLECTED DIVIDED BY AVERAGE ASSETS OF THE SUB-ACCOUNT. THE ACTUAL IMPACT OF THE CONTRACT FEE MAY BE GREATER OR LESS THAN 0.15%, DEPENDING UPON THE VALUE OF YOUR CONTRACT. WE MAY INCREASE THE INSURANCE CHARGES TO A MAXIMUM RATE OF 1.50%. WE WILL NOT INCREASE THE CHARGES FOR AT LEAST FIVE YEARS FROM THE DATE OF THE PROSPECTUS.

Profile                                iv

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account B
 [NORTHWESTERN MUTUAL LIFE LOGO]

                                    EXPENSES
--------------------------------------------------------------------------------

FRONT LOAD CONTRACT WITH THE
ENHANCED DEATH BENEFIT                             ANNUAL EXPENSES AS A PERCENTAGE OF ASSETS                     EXAMPLES:**
AT MAXIMUM CHARGE (0.40%)                        Total Annual             Total Annual                           Total Annual
                                                   Insurance               Portfolio      Total Annual        Charges At End of
              Portfolio                            Charges**                Charges        Expenses*         1 Year      10 Years
---------------------------------------------------------------------------------------------------------------------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock                 0.92% (0.50% + 0.02% + 0.40%)        0.67%           1.59%           $61          $245
  T. Rowe Price Small Cap Value*         0.92% (0.50% + 0.02% + 0.40%)        1.00%           1.92%           $64          $279
  Aggressive Growth Stock                0.92% (0.50% + 0.02% + 0.40%)        0.52%           1.44%           $59          $229
  International Growth*                  0.92% (0.50% + 0.02% + 0.40%)        1.10%           2.02%           $65          $289
  Franklin Templeton International       0.92% (0.50% + 0.02% + 0.40%)        0.73%           1.65%           $61          $251
  Index 400 Stock                        0.92% (0.50% + 0.02% + 0.40%)        0.32%           1.24%           $57          $208
  Growth Stock                           0.92% (0.50% + 0.02% + 0.40%)        0.43%           1.35%           $58          $220
  J.P. Morgan Select Growth and
    Income Stock                         0.92% (0.50% + 0.02% + 0.40%)        0.57%           1.49%           $60          $235
  Capital Guardian Domestic Equity*      0.92% (0.50% + 0.02% + 0.40%)        0.75%           1.67%           $61          $253
  Index 500 Stock                        0.92% (0.50% + 0.02% + 0.40%)        0.20%           1.12%           $56          $195
  Asset Allocation*                      0.92% (0.50% + 0.02% + 0.40%)        0.75%           1.67%           $61          $253
  Balanced                               0.92% (0.50% + 0.02% + 0.40%)        0.30%           1.22%           $57          $206
  High Yield Bond                        0.92% (0.50% + 0.02% + 0.40%)        0.53%           1.45%           $59          $230
  Select Bond                            0.92% (0.50% + 0.02% + 0.40%)        0.30%           1.22%           $57          $206
  Money Market                           0.92% (0.50% + 0.02% + 0.40%)        0.30%           1.22%           $57          $206
RUSSELL INSURANCE FUNDS
  Multi-Style Equity                     0.92% (0.50% + 0.02% + 0.40%)        0.92%           1.84%           $63          $272
  Aggressive Equity                      0.92% (0.50% + 0.02% + 0.40%)        1.25%           2.17%           $66          $307
  Non-U.S.                               0.92% (0.50% + 0.02% + 0.40%)        1.30%           2.22%           $67          $315
  Real Estate Securities                 0.92% (0.50% + 0.02% + 0.40%)        1.08%           2.00%           $65          $287
  Core Bond                              0.92% (0.50% + 0.02% + 0.40%)        0.80%           1.72%           $62          $262

 * EXPENSES ARE ESTIMATED FOR THESE NEW PORTFOLIOS FOR 2001 AT ANNUALIZED RATES.

** TOTAL ANNUAL INSURANCE CHARGES INCLUDE THE INSURANCE CHARGES OF 0.90% PLUS
   0.02% OF THE ASSETS TO REFLECT THE $30 CONTRACT FEE, BASED ON ACTUAL CONTRACT FEES COLLECTED DIVIDED BY AVERAGE ASSETS OF THE SUB-ACCOUNT. THE ACTUAL IMPACT OF THE CONTRACT FEE MAY BE GREATER OR LESS THAN 0.02%, DEPENDING UPON THE VALUE OF YOUR CONTRACT. WE MAY INCREASE THE MORTALITY AND EXPENSE RISK CHARGES FROM 0.50% TO A MAXIMUM RATE OF 0.75%. WE WILL NOT INCREASE THE CHARGES FOR AT LEAST FIVE YEARS FROM THE DATE OF THE PROSPECTUS. THE INSURANCE CHARGES INCLUDE 0.40% FOR THE ENHANCED DEATH BENEFIT AT THE MAXIMUM CHARGE FOR ISSUE AGES 56-65. THE CHARGE IS 0.10% FOR ISSUE AGES 45 OR LESS, AND 0.20% FOR ISSUE AGES 46-55.

NOTE: THE MINIMUM INITIAL PURCHASE PAYMENT FOR A FRONT LOAD CONTRACT IS $10,000. THE NUMBERS ABOVE MUST BE MULTIPLIED BY 10 TO FIND THE EXPENSES FOR A FRONT LOAD CONTRACT OF MINIMUM SIZE.

                                        v                                Profile

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account B
 [NORTHWESTERN MUTUAL LIFE LOGO]

                                    EXPENSES
--------------------------------------------------------------------------------

BACK LOAD CONTRACT WITH THE                        ANNUAL EXPENSES AS A PERCENTAGE OF ASSETS                     EXAMPLES:**
ENHANCED DEATH BENEFIT                           Total Annual             Total Annual                           Total Annual
AT MAXIMUM CHARGE (0.40%)                          Insurance               Portfolio      Total Annual        Charges At End of
              Portfolio                            Charges**                Charges        Expenses**        1 Year      10 Years
---------------------------------------------------------------------------------------------------------------------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock.............    1.80% (1.25% + 0.15% + 0.40%)        0.67%           2.47%           $85          $335
  T. Rowe Price Small Cap Value*.....    1.80% (1.25% + 0.15% + 0.40%)        1.00%           2.80%           $88          $334
  Aggressive Growth Stock............    1.80% (1.25% + 0.15% + 0.40%)        0.52%           2.32%           $84          $287
  International Growth*..............    1.80% (1.25% + 0.15% + 0.40%)        1.10%           2.90%           $89          $344
  Franklin Templeton International...    1.80% (1.25% + 0.15% + 0.40%)        0.73%           2.53%           $86          $308
  Index 400 Stock....................    1.80% (1.25% + 0.15% + 0.40%)        0.32%           2.12%           $82          $280
  Growth Stock.......................    1.80% (1.25% + 0.15% + 0.40%)        0.43%           2.23%           $83          $278
  J.P. Morgan Select Growth and
    Income Stock.....................    1.80% (1.25% + 0.15% + 0.40%)        0.57%           2.37%           $84          $292
  Capital Guardian Domestic
    Equity*..........................    1.80% (1.25% + 0.15% + 0.40%)        0.75%           2.55%           $86          $310
  Index 500 Stock....................    1.80% (1.25% + 0.15% + 0.40%)        0.20%           2.00%           $80          $254
  Asset Allocation*..................    1.80% (1.25% + 0.15% + 0.40%)        0.75%           2.55%           $86          $310
  Balanced...........................    1.80% (1.25% + 0.15% + 0.40%)        0.30%           2.10%           $81          $264
  High Yield Bond....................    1.80% (1.25% + 0.15% + 0.40%)        0.53%           2.33%           $84          $288
  Select Bond........................    1.80% (1.25% + 0.15% + 0.40%)        0.30%           2.10%           $81          $264
  Money Market.......................    1.80% (1.25% + 0.15% + 0.40%)        0.30%           2.10%           $81          $264
RUSSELL INSURANCE FUNDS
  Multi-Style Equity.................    1.80% (1.25% + 0.15% + 0.40%)        0.92%           2.72%           $88          $327
  Aggressive Equity..................    1.80% (1.25% + 0.15% + 0.40%)        1.25%           3.05%           $91          $361
  Non-U.S............................    1.80% (1.25% + 0.15% + 0.40%)        1.30%           3.10%           $91          $369
  Real Estate Securities.............    1.80% (1.25% + 0.15% + 0.40%)        1.08%           2.88%           $89          $342
  Core Bond..........................    1.80% (1.25% + 0.15% + 0.40%)        0.80%           2.60%           $86          $318

 * EXPENSES ARE ESTIMATED FOR THESE NEW PORTFOLIOS FOR 2001 AT ANNUALIZED RATES.

** TOTAL ANNUAL INSURANCE CHARGES INCLUDE THE INSURANCE CHARGES OF 1.65% PLUS
   0.15% OF THE ASSETS TO REFLECT THE $30 CONTRACT FEE, BASED ON ACTUAL CONTRACT FEES COLLECTED DIVIDED BY AVERAGE ASSETS OF THE SUB-ACCOUNT. THE ACTUAL IMPACT OF THE CONTRACT FEE MAY BE GREATER OR LESS THAN 0.15%, DEPENDING UPON THE VALUE OF YOUR CONTRACT. WE MAY INCREASE THE MORTALITY AND EXPENSE RISK CHARGES FROM 1.25% TO A MAXIMUM RATE OF 1.50%. WE WILL NOT INCREASE THE CHARGES FOR AT LEAST FIVE YEARS FROM THE DATE OF THE PROSPECTUS. THE INSURANCE CHARGES INCLUDE 0.40% FOR THE ENHANCED DEATH BENEFIT AT THE MAXIMUM CHARGE FOR ISSUE AGES 56-65. THE CHARGE IS 0.10% FOR ISSUE AGES 45 OR LESS, AND 0.20% FOR ISSUE AGES 46-55.

6. TAXES The Contracts may be issued as an individual retirement annuity (IRA), simplified employee pension (SEP), SIMPLE IRA, Roth IRA, tax deferred annuity
(TDA), Section 457 deferred compensation plan, nontransferable annuity or nontax-qualified annuity. The Contracts will be subject to certain contribution limits and/or other requirements depending on their tax classification. With the exception of Roth IRAs and nontax-qualified annuities, purchase payments are excluded from income. In all cases, earnings on your Contract are not taxed as they accrue. If the Contract is purchased as an individual retirement annuity
(IRA), tax deferred annuity (TDA) or in other situations where purchase payments are excluded from income, the entire amount of monthly annuity payments, and any withdrawals, will generally be taxed as income. If the Contract is purchased as a ROTH IRA, certain distributions after 5 years will be tax-free. Finally, if the Contract is purchased as a nonqualified annuity, amounts withdrawn prior to the income phase will be taxed as income to the extent of earnings. During the income phase, monthly annuity payments will be considered partly a return of your investment which is not taxed and partly a distribution of earnings which is taxed as income. In all cases, a 10% federal penalty tax may apply if you make taxable withdrawals from the Contract before you reach age 59 1/2.

Profile                                vi

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account B
 [NORTHWESTERN MUTUAL LIFE LOGO]

7. ACCESS TO YOUR MONEY You may take money out of your Contract at any time before monthly annuity payments begin. For the Front Load Contract there is no charge for withdrawals. For the Back Load Contract there is a withdrawal charge of 6% or less, depending on how much money has been paid into the Contract and how long it has been held there. Each purchase payment has its own withdrawal charge period. When you make a withdrawal, we use the amounts that produce the lowest withdrawal charge. After the first year, 10% of the Contract value on the prior anniversary may be withdrawn without a withdrawal charge if the Contract value is at least $10,000. For both Front Load and Back Load Contracts, you may also have to pay income tax and a tax penalty on amounts you take out. Withdrawals are restricted for tax deferred annuities in some situations.

8. PERFORMANCE The value of your Contract will vary up or down reflecting the performance of the investment portfolios you select. The chart below shows total returns for each of the investment portfolios that was in operation, and used with the Account, during the years shown. These numbers, for the Front Load Contract and the Back Load Contract, reflect the asset-based charges for mortality and expense risks, the annual Contract fees and investment expenses for each portfolio. The numbers include the annual Contract fee in the amount of 0.02% for the Front Load Contract and 0.15% for the Back Load Contract. The numbers do not reflect deductions from purchase payments for the Front Load Contract or any withdrawal charge for the Back Load Contract. Those charges, if applied, would reduce the performance. Past performance does not guarantee future results.

                                  PERFORMANCE
--------------------------------------------------------------------------------

FRONT LOAD CONTRACT                                                            CALENDAR YEAR
              Portfolio                    2000     1999     1998     1997     1996     1995     1994     1993     1992     1991
---------------------------------------------------------------------------------------------------------------------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock                    6.16       NA       NA       NA       NA       NA       NA       NA       NA       NA
  Aggressive Growth Stock                   5.63    43.09     7.00    13.27    17.08    38.57     4.86    18.49     5.39    55.19
  Franklin Templeton International
    Equity                                 -1.30    22.26     4.27    11.70    20.38    13.98    -0.62       NA       NA       NA
  Index 400 Stock                          16.60       NA       NA       NA       NA       NA       NA       NA       NA       NA
  Growth Stock                             -2.99    21.86    26.04    29.18    20.28    30.15       NA       NA       NA       NA
  J.P. Morgan Select Growth and Income
    Stock                                  -7.45     6.92    22.50    29.37    19.34    30.44       NA       NA       NA       NA
  Index 500 Stock                          -9.23    20.33    28.06    32.51    22.11    36.54     0.67     9.20     6.70    28.89
  Balanced                                  -.69    10.66    18.26    20.89    12.86    25.74    -0.53     9.01     4.77    23.30
  High Yield Bond                          -5.09    -0.97    -2.35    15.25    19.15    16.17       NA       NA       NA       NA
  Select Bond                               9.64    -1.54     6.52     8.90     2.77    18.48    -3.34     9.76     6.43    16.27
  Money Market                              5.74     4.56     4.88     4.93     4.74     5.28     3.52     2.32     2.80     5.14
RUSSELL INSURANCE FUNDS
  Multi-Style Equity                      -12.72       NA       NA       NA       NA       NA       NA       NA       NA       NA
  Aggressive Equity                        -1.18       NA       NA       NA       NA       NA       NA       NA       NA       NA
  Non-U.S.                                -14.88       NA       NA       NA       NA       NA       NA       NA       NA       NA
  Real Estate Securities                   26.58       NA       NA       NA       NA       NA       NA       NA       NA       NA
  Core Bond                                 9.43       NA       NA       NA       NA       NA       NA       NA       NA       NA
---------------------------------------------------------------------------------------------------------------------------------

                                       vii                               Profile

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account B
 [NORTHWESTERN MUTUAL LIFE LOGO]

--------------------------------------------------------------------------------

BACK LOAD CONTRACT                                                             CALENDAR YEAR
              Portfolio                    2000     1999     1998     1997     1996     1995     1994     1993     1992     1991
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock                    5.23       NA       NA       NA       NA       NA       NA       NA       NA       NA
  Aggressive Growth Stock                   4.71    41.79     6.06    12.28    16.05    37.37     3.95    17.46     4.47    53.85
  Franklin Templeton International
    Equity                                 -2.17    21.19     3.37    10.72    19.32    12.99    -1.48       NA       NA       NA
  Index 400 Stock                          15.59       NA       NA       NA       NA       NA       NA       NA       NA       NA
  Growth Stock                             -3.84    20.80    24.93    28.05    19.22    29.01       NA       NA       NA       NA
  J.P. Morgan Select Growth and Income
    Stock                                  -8.26     5.99    21.43    28.23    18.29    29.31       NA       NA       NA       NA
  Index 500 Stock                         -10.02    19.23    26.94    31.35    21.03    35.35    -0.21     8.24     5.76    27.77
  Balanced                                 -1.55     9.66    17.23    19.83    11.87    24.64    -1.40     8.06     3.85    22.23
  High Yield Bond                          -5.92    -1.84    -3.21    14.24    18.10    15.16       NA       NA       NA       NA
  Select Bond                               8.68    -2.40     5.58     7.94     1.87    17.45    -4.18     8.80     5.50    15.27
  Money Market                              4.82     3.64     3.96     4.01     3.81     4.36     2.62     1.42     1.90     4.23
RUSSELL INSURANCE FUNDS
  Multi-Style Equity                      -13.48       NA       NA       NA       NA       NA       NA       NA       NA       NA
  Aggressive Equity                        -2.04       NA       NA       NA       NA       NA       NA       NA       NA       NA
  Non-U.S.                                -15.62       NA       NA       NA       NA       NA       NA       NA       NA       NA
  Real Estate Securities                   25.47       NA       NA       NA       NA       NA       NA       NA       NA       NA
  Core Bond                                 8.48       NA       NA       NA       NA       NA       NA       NA       NA       NA
---------------------------------------------------------------------------------------------------------------------------------

9. DEATH BENEFIT If you die before age 75, and before monthly annuity payments begin, your beneficiary will receive a death benefit. The amount will be the value of your Contract or, if greater, the amount you have paid in. We offer an enhanced death benefit at extra cost. We increase the enhanced death benefit on each Contract anniversary, up to age 80, if the Contract value has increased.

The death benefit will be adjusted, of course, for any purchase payments or withdrawals you have made. The death benefit may be paid as a lump sum, or your beneficiary may select a monthly annuity payment plan, or the Contract may be continued in force with a contingent annuitant.

10. OTHER INFORMATION

FREE LOOK. If you return the Contract within ten days after you receive it (or whatever period is required in your state), we will send your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment.

AVOID PROBATE. In most cases, when you die, your beneficiary will receive the full death benefit of your Contract without going through probate.

AUTOMATIC DOLLAR-COST AVERAGING. With our Dollar-Cost Averaging Plan, you can arrange to have a regular amount of money ($100 minimum) automatically transferred from the Money Market Portfolio into the portfolio or portfolios you have chosen on a monthly or quarterly basis.

ELECTRONIC FUNDS TRANSFER (EFT). Another convenient way to invest using the dollar-cost averaging approach is through our EFT Plan. These automatic withdrawals allow you to add to the portfolio(s) within your nontax-qualified Contract on a regular monthly basis through payments drawn directly on your checking account.

SYSTEMATIC WITHDRAWAL PLAN. You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem accumulation units to generate monthly payments. Of course you may have to pay taxes on amounts you receive.

AUTOMATIC REQUIRED MINIMUM DISTRIBUTIONS. For IRAs, Simplified Employee Pension Plans, SIMPLE IRA Plans, 403(b) Plans and Nontransferable Annuities, you can arrange for annual required minimum distributions to be sent to you automatically once you turn age 70 1/2.

SPECIAL WITHDRAWAL PRIVILEGE. You can withdraw 10% of the Contract's accumulation value without a surrender charge, if the Contract has at least a $10,000 balance, beginning on the first Contract anniversary.

Profile                               viii

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account B
 [NORTHWESTERN MUTUAL LIFE LOGO]

TERMINAL ILLNESS BENEFIT. Withdrawal charges are waived if the primary Annuitant is terminally ill and has a life expectancy of 12 months or less.

NURSING HOME BENEFIT. Withdrawal charges are waived after the first Contract anniversary if the primary Annuitant's confinement is medically necessary for at least 90 consecutive days in a licensed nursing facility or hospital.

PORTFOLIO REBALANCING. To help you maintain your asset allocation plan over time we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis, back to the allocation percentages you have selected.

INTEREST SWEEPS. If you select this service we will automatically sweep or transfer interest from the Guaranteed Interest Fund to any combination of variable investment options. Interest earnings can be swept monthly, quarterly, semi-annually or annually.

NORTHWESTERN MUTUAL EXPRESS. 1-800-519-4NML (1-800-519-4665). Get up-to-date information about your nontax-qualified Contract at your convenience with your Contract number and your Personal Identification Number (PIN). Call toll-free to review contract values and unit values, transfer among portfolios, change the allocation and obtain fund performance information.

INTERNET. For information about Northwestern Mutual, visit us on our Website. Included are daily unit values, fund performance information and access to current values for Contracts you own.

www.northwesternmutual.com
THESE FEATURES MAY NOT BE AVAILABLE IN ALL STATES AND MAY NOT BE SUITABLE FOR YOUR PARTICULAR SITUATION.

11. INQUIRIES  If you need more information, please contact us at:
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, 720 EAST WISCONSIN AVENUE, MILWAUKEE, WISCONSIN 53202; 1-888-455-2232.

                                       ix                                Profile

PROSPECTUS

NML VARIABLE ANNUITY ACCOUNT B

This prospectus describes individual variable annuity contracts (the "Contracts") offered by The Northwestern Mutual Life Insurance Company ("Northwestern Mutual").

We offer the Contracts for use in these situations:

- Individual Retirement Annuities (IRAs), including traditional IRAs, Simplified Employee Pensions (SEPs) and SIMPLE IRAs.

- Roth IRAs.

- Tax-Deferred Annuities (TDAs).

- Section 457 deferred compensation plans.

- Non-transferable annuities issued in exchange for fixed-dollar annuities received or distributions of termination benefits from tax-qualified plans or trusts.

- Other situations that do not qualify for special tax treatment.

We use NML Variable Annuity Account B (the "Account") to keep the money you invest separate from our general assets. The money in the Account is invested in the fifteen portfolios of Northwestern Mutual Series Fund, Inc. and the five Russell Insurance Funds. You select the Portfolios or Funds in which you want to invest. Northwestern Mutual Series Fund, Inc.: Small Cap Growth Stock, T. Rowe Price Small Cap Value, Aggressive Growth Stock, International Growth, Franklin Templeton International Equity, Index 400 Stock, Growth Stock, J.P. Morgan Select Growth and Income Stock, Capital Guardian Domestic Equity, Index 500 Stock, Asset Allocation, Balanced, High Yield Bond, Select Bond, and Money Market. Russell Insurance Funds: Multi-Style Equity, Aggressive Equity, Non-U.S., Real Estate Securities, Core Bond.

The Account has 20 Divisions that correspond to the 15 Portfolios and 5 Funds in which you may invest. The Contracts also permit you to invest on a fixed basis, at rates that we determine. This prospectus describes only the Account and the variable provisions of the Contracts except where there are specific references to the fixed provisions.

We offer two versions of the Contracts: Front Load Contracts and Back Load Contracts. See the Expense table on page 3 and the Deductions section, beginning on page 34.

This prospectus is a concise description of the information you should know before you buy a Contract. We have filed additional information about the Contracts with the Securities and Exchange Commission in a Statement of Additional Information. We incorporate the Statement of Additional Information into this prospectus by reference. We will send you the Statement of Additional Information without charge if you write to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, or call us at Telephone Number 1-888-455-2232. You will find the table of contents for the Statement of Additional Information following page 37 of this prospectus.

This prospectus is valid only when accompanied by the current prospectuses for Northwestern Mutual Series Fund, Inc. and Russell Insurance Funds which are attached to this prospectus. You should retain this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus and the Statement of Additional Information is July 31, 2001.

                                        1                             Prospectus

CONTENTS FOR THIS PROSPECTUS

                                                       PAGE
                                                       ----
  PROSPECTUS.........................................    1
    NML Variable Annuity Account B...................    1
  INDEX OF SPECIAL TERMS.............................    3
  EXPENSE TABLE......................................    3
  ACCUMULATION UNIT VALUES...........................   10
  THE COMPANY........................................   19
  NML VARIABLE ANNUITY ACCOUNT B.....................   19
  THE FUNDS..........................................   19
  THE CONTRACTS......................................   22
    Purchase Payments Under the Contracts............   22
       Amount and Frequency..........................   22
       Application of Purchase Payments..............   22
    Net Investment Factor............................   22
    Benefits Provided Under the Contracts............   23
       Withdrawal Amount.............................   23
       Death Benefit.................................   23
       Maturity Benefit..............................   24
    Variable Payment Plans...........................   24
       Description of Payment Plans..................   24
       Amount of Annuity Payments....................   25
       Assumed Investment Rate.......................   25
    Additional Information...........................   25
       Transfers Between Divisions and Payment
         Plans.......................................   25
       Owners of the Contracts.......................   26
       Special Contract for Employers................   26
       Deferment of Benefit Payments.................   26
       Dividends.....................................   26
       Voting Rights.................................   27
       Substitution and Change.......................   27
       Fixed Annuity Payment Plans...................   27
       Performance Data..............................   27
       Financial Statements..........................   28
  THE GUARANTEED INTEREST FUND.......................   28
  FEDERAL INCOME TAXES...............................   29
    Qualified and Nontax-Qualified Plans.............   29
    Contribution Limitations and General Requirements
       Applicable to Contracts.......................   29

                                                       PAGE
                                                       ----
       Traditional IRA...............................   29
       SEP...........................................   30
       SIMPLE IRA....................................   30
       Roth IRA......................................   30
       Tax Deferred Annuity..........................   30
       Section 457 Plan..............................   31
       Nontransferable Annuity.......................   31
       Nontax-qualified Contract.....................   31
    Taxation of Contract Benefits....................   31
       IRAs, SEPs, SIMPLE IRAs, TDAs and Section 457
         Plans and Nontransferable Annuities.........   31
       Roth IRAs.....................................   31
       Nonqualified Contracts........................   32
       Premature Withdrawals.........................   32
       Minimum Distribution Requirements.............   32
       Mandatory Withholding.........................   33
    Taxation of Northwestern Mutual..................   33
    Other Considerations.............................   33
  DEDUCTIONS.........................................   34
       Sales Load....................................   34
       Mortality Rate and Expense Risk Charges.......   34
       Contract Fee..................................   35
       Withdrawal Charge.............................   35
       Enhanced Death Benefit Charge.................   36
       Premium Taxes.................................   36
       Expenses for the Portfolios and Funds.........   36
       Contracts Issued Prior to March 31, 2000......   36
       Contracts Issued Prior to March 31, 1995......   36
       Contracts Issued Prior to December 17, 1981...   36
       Certain Nontax-Qualified Contracts............   37
       Dividends for Contracts Issued Prior to March
         31, 2000....................................   37
       Internal Annuity Exchange.....................   37
  DISTRIBUTION OF THE CONTRACTS......................   37

THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION APPEARS ON THE
                   PAGE FOLLOWING PAGE 37 OF THIS PROSPECTUS.

Prospectus                              2

INDEX OF SPECIAL TERMS

The following special terms used in this prospectus are discussed at the pages indicated.

                       TERM                           PAGE
                       ----                           ----
Accumulation Unit.................................     22
Annuity (or Annuity Payments).....................     24
Net Investment Factor.............................     22
Payment Plans.....................................     24

                       TERM                           PAGE
                       ----                           ----
Annuitant.........................................     26
Maturity Date.....................................     24
Owner.............................................     26
Withdrawal Amount.................................     23

--------------------------------------------------------------------------------

EXPENSE TABLE

Front Load Contract

TRANSACTION EXPENSES FOR CONTRACTOWNERS
Maximum Sales Load (as a percentage of purchase
  payments).....................................     4.5%
Withdrawal Charge...............................     None
Maximum Transfer Charge.........................      $25
  (up to 12 transfers per year guaranteed free;
  all transfer charges currently waived)
ANNUAL EXPENSES OF THE ACCOUNT
  (AS A PERCENTAGE OF ASSETS)
Current Mortality and Expense Risk Fees*........    0.50%
Maximum Mortality and Expense Risk Fees*........    0.75%
Other Expenses..................................     None
Total Current Separate Account Annual
  Expenses*.....................................    0.50%
Total Maximum Separate Account Annual
  Expenses*.....................................    0.75%

ANNUAL CONTRACT FEE
$30; waived if the Contract Value equals or exceeds $25,000

ANNUAL CHARGE FOR OPTIONAL ENHANCED DEATH
  BENEFIT
Maximum Charge (as a percentage of the
  benefit)**....................................    0.40%

--------------------------------------------------------------------------------

Back Load Contract

TRANSACTION EXPENSES FOR CONTRACTOWNERS
Sales Load (as a percentage of purchase
  payments).....................................     None
Withdrawal Charge for Sales Expenses (as a
  percentage of amounts withdrawn)..............    0%-6%
Maximum Transfer Charge.........................      $25
  (up to 12 transfers per year guaranteed free;
  all transfer charges currently waived)
ANNUAL EXPENSES OF THE ACCOUNT
  (AS A PERCENTAGE OF ASSETS)
Current Mortality and Expense Risk Fees*........    1.25%
Maximum Mortality and Expense Risk Fees*........    1.50%
Other Expenses..................................     None
Total Current Separate Account Annual
  Expenses*.....................................    1.25%
Total Maximum Separate Account Annual
  Expenses*.....................................    1.50%

ANNUAL CONTRACT FEE
$30; waived if the Contract Value equals or exceeds $25,000

ANNUAL CHARGE FOR OPTIONAL ENHANCED DEATH
  BENEFIT
Maximum Charge (as a percentage of the
  benefit)**....................................    0.40%

 * We guarantee the current mortality and expense risk fees for five years from the date of this prospectus. Thereafter, we reserve the right to increase the mortality and expense risk fees to a maximum annual rate of 0.75% for the Front Load Contract and 1.50% for the Back Load Contract.

** The maximum charge is for issue age 56 and above. The charge is 0.10% for issue age 45 or less and 0.20% for issue age 46-55.

                                        3                             Prospectus

Annual Expenses of the Portfolios and Funds
(as a percentage of the assets)

                                                                                                  TOTAL ANNUAL EXPENSES
                                                                 MANAGEMENT FEES       OTHER         (AFTER EXPENSE
                                                                (AFTER FEE WAIVER)    EXPENSES       REIMBURSEMENT)
                                                                ------------------    --------    ---------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................          0.62%            0.05%              0.67%
  T. Rowe Price Small Cap Value*............................          0.77%            0.23%              1.00%
  Aggressive Growth Stock...................................          0.51%            0.01%              0.52%
  International Growth*.....................................          0.63%            0.47%              1.10%
  Franklin Templeton International Equity...................          0.66%            0.07%              0.73%
  Index 400 Stock...........................................          0.25%            0.07%              0.32%
  Growth Stock..............................................          0.42%            0.01%              0.43%
  J.P. Morgan Select Growth and Income Stock................          0.57%            0.00%              0.57%
  Capital Guardian Domestic Equity*.........................          0.62%            0.13%              0.75%
  Index 500 Stock...........................................          0.20%            0.00%              0.20%
  Asset Allocation*.........................................          0.59%            0.16%              0.75%
  Balanced..................................................          0.30%            0.00%              0.30%
  High Yield Bond...........................................          0.50%            0.03%              0.53%
  Select Bond...............................................          0.30%            0.00%              0.30%
  Money Market..............................................          0.30%            0.00%              0.30%

RUSSELL INSURANCE FUNDS**
  Multi-Style Equity........................................          0.77%            0.15%              0.92%
  Aggressive Equity.........................................          0.92%            0.33%              1.25%
  Non-U.S...................................................          0.87%            0.43%              1.30%
  Real Estate Securities....................................          0.85%            0.23%              1.08%
  Core Bond.................................................          0.58%            0.22%              0.80%

 * Expenses are estimated for these new Portfolios for 2001 at annualized rates. The advisor of these funds has voluntarily agreed to waive a portion of the management fee, up to the full amount of the fee, equal to the amount by which the Fund's total operating expenses exceed the amounts shown above under "Total Annual Expenses (After Expense Reimbursement)". The advisor has also agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed the amounts shown above under that heading. Absent the fee waiver and expense reimbursement, the management fees and total annual expenses would be estimated at 0.85% and 1.08% for the T. Rowe Price Small Cap Value Portfolio; 0.75% and 1.22% for the International Growth Portfolio; 0.65% and 0.78% for the Capital Guardian Domestic Equity Portfolio; 0.60% and 0.76% for the Asset Allocation Portfolio.

** For the Russell Insurance Funds (the "Fund"), the adviser has voluntarily agreed to waive a portion of the management fee, up to the full amount of the fee, equal to the amount by which the Fund's total operating expenses exceed the amounts shown above under "Total Annual Expenses (After Expense Reimbursement)". The adviser has also agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed the amounts shown above under that heading. Absent the fee waiver and expense reimbursement, the management fees and total annual expenses would be 0.78% and 0.93% for the Multi-Style Equity Fund; 0.95% and 1.28% for the Aggressive Equity Fund; 0.95% and 1.37% for the Non-U.S. Fund; 0.85% and 1.08% for the Real Estate Securities Fund; 0.60% and 0.84% for the Core Bond Fund.

Prospectus                              4

--------------------------------------------------------------------------------

EXAMPLE

FRONT LOAD CONTRACT WITHOUT THE ENHANCED DEATH BENEFIT -- You would pay the following expenses on each $1,000 investment, assuming 5% annual return:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................     $57       $ 81       $108        $198
  T. Rowe Price Small Cap Value.............................     $60       $ 91       $124        $233
  Aggressive Growth Stock...................................     $55       $ 77       $100        $182
  International Growth......................................     $61       $ 94       $129        $243
  Franklin Templeton International Equity...................     $57       $ 83       $111        $205
  Index 400 Stock...........................................     $53       $ 71       $ 90        $160
  Growth Stock..............................................     $54       $ 74       $ 95        $172
  J.P. Morgan Select Growth and Income Stock................     $56       $ 78       $102        $187
  Capital Guardian Domestic Equity..........................     $57       $ 83       $112        $207
  Index 500 Stock...........................................     $52       $ 67       $ 83        $146
  Asset Allocation..........................................     $57       $ 83       $112        $207
  Balanced..................................................     $53       $ 70       $ 88        $158
  High Yield Bond...........................................     $55       $ 77       $100        $182
  Select Bond...............................................     $53       $ 70       $ 88        $158
  Money Market..............................................     $53       $ 70       $ 88        $158

RUSSELL INSURANCE FUNDS
  Multi-Style Equity........................................     $59       $ 89       $121        $226
  Aggressive Equity.........................................     $62       $ 99       $138        $261
  Non-U.S. .................................................     $63       $101       $142        $270
  Real Estate Securities....................................     $61       $ 93       $128        $241
  Core Bond.................................................     $58       $ 86       $116        $216

NOTE: THE MINIMUM INITIAL PURCHASE PAYMENT FOR A FRONT-LOAD CONTRACT IS $10,000. YOU MUST MULTIPLY THE NUMBERS ABOVE BY 10 TO FIND THE EXPENSES FOR A FRONT-LOAD CONTRACT OF MINIMUM SIZE.

                                        5                             Prospectus

--------------------------------------------------------------------------------

EXAMPLE

BACK LOAD CONTRACT WITHOUT THE ENHANCED DEATH BENEFIT -- You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) surrender just prior to the end of each time period:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................     $81       $132       $167        $288
  T. Rowe Price Small Cap Value.............................     $84       $135       $168        $288
  Aggressive Growth Stock...................................     $80       $120       $144        $240
  International Growth......................................     $85       $138       $173        $298
  Franklin Templeton International Equity...................     $82       $127       $155        $261
  Index 400 Stock...........................................     $78       $117       $139        $232
  Growth Stock..............................................     $79       $118       $139        $230
  J.P. Morgan Select Growth and Income Stock................     $80       $122       $146        $245
  Capital Guardian Domestic Equity..........................     $82       $127       $156        $263
  Index 500 Stock...........................................     $76       $111       $127        $206
  Asset Allocation..........................................     $82       $127       $156        $263
  Balanced..................................................     $77       $114       $132        $216
  High Yield Bond...........................................     $80       $120       $144        $240
  Select Bond...............................................     $77       $114       $132        $216
  Money Market..............................................     $77       $114       $132        $216

RUSSELL INSURANCE FUNDS
  Multi-Style Equity........................................     $84       $133       $165        $281
  Aggressive Equity.........................................     $87       $143       $182        $315
  Non-U.S. .................................................     $87       $145       $186        $323
  Real Estate Securities....................................     $85       $137       $172        $296
  Core Bond.................................................     $82       $130       $160        $272

You would pay the following expenses on the same $1,000 investment, assuming no surrender or annuitization:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................     $21        $72       $127        $288
  T. Rowe Price Small Cap Value.............................     $24        $75       $128        $288
  Aggressive Growth Stock...................................     $20        $60       $104        $240
  International Growth......................................     $25        $78       $133        $298
  Franklin Templeton International Equity...................     $22        $67       $115        $261
  Index 400 Stock...........................................     $18        $57       $ 99        $232
  Growth Stock..............................................     $19        $58       $ 99        $230
  J.P. Morgan Select Growth and Income Stock................     $20        $62       $106        $245
  Capital Guardian Domestic Equity..........................     $22        $67       $116        $263
  Index 500 Stock...........................................     $16        $51       $ 87        $206
  Asset Allocation..........................................     $22        $67       $116        $263
  Balanced..................................................     $17        $54       $ 92        $216
  High Yield Bond...........................................     $20        $60       $104        $240
  Select Bond...............................................     $17        $54       $ 92        $216
  Money Market..............................................     $17        $54       $ 92        $216

RUSSELL INSURANCE FUNDS
  Multi-Style Equity........................................     $24        $73       $125        $281
  Aggressive Equity.........................................     $27        $83       $142        $315
  Non-U.S. .................................................     $27        $85       $146        $323
  Real Estate Securities....................................     $25        $77       $132        $296
  Core Bond.................................................     $22        $70       $120        $272

Prospectus                              6

--------------------------------------------------------------------------------

EXAMPLE

FRONT LOAD CONTRACT WITH THE ENHANCED DEATH BENEFIT -- You would pay the following expenses on each $1,000 investment, assuming (1) 5% annual return and
(2) election of the enhanced death benefit at maximum charge (issue ages 56-65):

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................     $61       $ 93       $129        $245
  T. Rowe Price Small Cap Value.............................     $64       $103       $145        $279
  Aggressive Growth Stock...................................     $59       $ 89       $121        $229
  International Growth......................................     $65       $106       $150        $289
  Franklin Templeton International Equity...................     $61       $ 95       $132        $251
  Index 400 Stock...........................................     $57       $ 83       $111        $208
  Growth Stock..............................................     $58       $ 86       $117        $220
  J.P. Morgan Select Growth and Income Stock................     $60       $ 91       $124        $235
  Capital Guardian Domestic Equity..........................     $61       $ 96       $133        $253
  Index 500 Stock...........................................     $56       $ 79       $105        $195
  Asset Allocation..........................................     $61       $ 96       $133        $253
  Balanced..................................................     $57       $ 82       $110        $206
  High Yield Bond...........................................     $59       $ 89       $122        $230
  Select Bond...............................................     $57       $ 82       $110        $206
  Money Market..............................................     $57       $ 82       $110        $206

RUSSELL INSURANCE FUNDS
    Multi-Style Equity......................................     $63       $101       $142        $272
    Aggressive Equity.......................................     $66       $111       $159        $307
    Non-U.S. ...............................................     $67       $113       $163        $315
    Real Estate Securities..................................     $65       $106       $149        $287
    Core Bond...............................................     $62       $ 98       $137        $262

NOTE: THE MINIMUM INITIAL PURCHASE PAYMENT FOR A FRONT-LOAD CONTRACT IS $10,000. YOU MUST MULTIPLY THE NUMBERS ABOVE BY 10 TO FIND THE EXPENSES FOR A FRONT-LOAD CONTRACT OF MINIMUM SIZE.

                                        7                             Prospectus

--------------------------------------------------------------------------------

EXAMPLE

BACK LOAD CONTRACT WITH THE ENHANCED DEATH BENEFIT -- You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) election of the enhanced death benefit at maximum charge (issue ages 56-65) and
(3) surrender just prior to the end of each time period:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................     $85       $145       $188        $335
  T. Rowe Price Small Cap Value.............................     $88       $148       $190        $334
  Aggressive Growth Stock...................................     $84       $133       $166        $287
  International Growth......................................     $89       $151       $195        $344
  Franklin Templeton International Equity...................     $86       $140       $176        $308
  Index 400 Stock...........................................     $82       $130       $162        $280
  Growth Stock..............................................     $83       $130       $161        $278
  J.P. Morgan Select Growth and Income Stock................     $84       $135       $168        $292
  Capital Guardian Domestic Equity..........................     $86       $140       $177        $310
  Index 500 Stock...........................................     $80       $123       $149        $254
  Asset Allocation..........................................     $86       $140       $177        $310
  Balanced..................................................     $81       $127       $155        $264
  High Yield Bond...........................................     $84       $134       $166        $288
  Select Bond...............................................     $81       $126       $155        $264
  Money Market..............................................     $81       $127       $155        $264

RUSSELL INSURANCE FUNDS
  Multi-Style Equity........................................     $88       $145       $186        $327
  Aggressive Equity.........................................     $91       $156       $203        $361
  Non-U.S. .................................................     $91       $158       $207        $369
  Real Estate Securities....................................     $89       $150       $194        $342
  Core Bond.................................................     $86       $142       $182        $318

You would pay the following expenses on the same $1,000 investment, assuming (1) election of the enhanced death benefit at maximum charge (issue ages 56-65) and
(2) no surrender or annuitization:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock....................................     $25       $ 85       $148        $335
  T. Rowe Price Small Cap Value.............................     $28       $ 88       $150        $334
  Aggressive Growth Stock...................................     $24       $ 73       $126        $287
  International Growth......................................     $29       $ 91       $155        $344
  Franklin Templeton International Equity...................     $26       $ 80       $136        $308
  Index 400 Stock...........................................     $22       $ 70       $122        $280
  Growth Stock..............................................     $23       $ 70       $121        $278
  J.P. Morgan Select Growth and Income Stock................     $24       $ 75       $128        $292
  Capital Guardian Domestic Equity..........................     $26       $ 80       $137        $310
  Index 500 Stock...........................................     $20       $ 63       $109        $254
  Asset Allocation..........................................     $26       $ 80       $137        $310
  Balanced..................................................     $21       $ 67       $115        $264
  High Yield Bond...........................................     $24       $ 74       $126        $288
  Select Bond...............................................     $21       $ 67       $115        $264
  Money Market..............................................     $21       $ 67       $115        $264

RUSSELL INSURANCE FUNDS
  Multi-Style Equity........................................     $28       $ 85       $146        $327
  Aggressive Equity.........................................     $31       $ 96       $163        $361
  Non-U.S. .................................................     $31       $ 98       $167        $369
  Real Estate Securities....................................     $29       $ 90       $154        $342
  Core Bond.................................................     $26       $ 82       $142        $318

Prospectus                              8

The purpose of the table above is to assist a Contract Owner in understanding the expenses paid by the Account and the Portfolios and Funds and borne by investors in the Contracts. The sales load for a Front Load Contract depends on the amount of cumulative purchase payments. For the Back Load Contract the mortality and expense risk charge and the withdrawal charge depend on the length of time funds have been held under the Contract and the amounts held. We guarantee the current mortality and expense risk charges for five years from the date of this prospectus. Thereafter, we reserve the right to increase the mortality and expense risk charges to a maximum annual rate of 0.75% for the Front Load Contract and 1.50% for the Back Load Contract. The table shows the maximum current charges for both the mortality and expense risk charge and the withdrawal charge for the first five years. The expenses for the ten years shown in the table are the maximum expenses if we increase the mortality and expense risk charge after five years. We make no withdrawal charge upon annuitization if you select a variable payment plan, but we may make a withdrawal charge in some circumstances if you select a fixed payment plan. See "Withdrawal Charge", p.
35. The $30 annual Contract fee is reflected as .02% in the Front Load Contract and .15% in the Back Load Contract based on the annual contract fees collected divided by the average assets of the Division. The Contracts provide for charges for transfers between the Divisions of the Account and for premium taxes, but we are not currently making such charges. See "Transfers Between Divisions and Payment Plans", p. 25 and "Deductions", p. 35, for additional information about expenses for the Contracts. The expenses shown in the table for the Portfolios and Funds show the annual expenses for each, as a percentage of their average net assets, based on 2000 operations for the Portfolios and their predecessors and the Funds. Expenses for the four new Portfolios are estimated for 2001 at annualized rates. Expenses for the four new Portfolios and for each of the Russell Insurance Funds reflect fee waivers and expense reimbursements that are in place for the year 2001. These may be changed in future years without notice. The expenses shown in the table reflect an assumption that the fee waivers and expense reimbursements will continue for the periods shown. Absent the fee waivers and expense reimbursements the expenses would be higher. See the disclosure on page 4.

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown, subject to the guarantees of the Contracts.

The tables on the following pages present the accumulation unit values for Contracts issued prior to the date of this prospectus. The Contracts issued prior to the date of this prospectus are different in certain material respects from Contracts offered currently. The values shown below for Back Load Contracts issued on or after December 17, 1981 and prior to March 31, 2000 are calculated on the same basis as those for the Class B Accumulation Units for the Back Load Contracts described in this prospectus.

                                        9                             Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued on or After March 31, 2000

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                 FOR THE NINE
                                                 MONTHS ENDED
                                                 DEC. 31, 2000
                                                 -------------
SMALL CAP GROWTH STOCK DIVISION
  Front Load Version
    Beginning of Period........................       $1.000
    End of Period..............................        $.904
  Back Load Version
    Beginning of Period........................       $2.163
    End of Period..............................       $1.945
  Number of Units Outstanding, End of Period
    Front Load.................................    7,316,566
    Back Load..................................    4,277,781
AGGRESSIVE GROWTH STOCK DIVISION
  Front Load Version
    Beginning of Period........................       $1.000
    End of Period..............................        $.902
  Back Load Version
    Beginning of Period........................       $6.346
    End of Period..............................       $5.692
  Number of Units Outstanding, End of Period
    Front Load.................................   10,356,483
    Back Load..................................    2,023,069
FRANKLIN TEMPLETON INTERNATIONAL EQUITY
  DIVISION
  Front Load Version
    Beginning of Period........................       $1.000
    End of Period..............................        $.996
  Back Load Version
    Beginning of Period........................       $2.274
    End of Period..............................       $2.251
  Number of Units Outstanding, End of Period
    Front Load.................................    5,686,115
    Back Load..................................    2,537,947
INDEX 400 STOCK DIVISION
  Front Load Version
    Beginning of Period........................       $1.000
    End of Period..............................       $1.036
  Back Load Version
    Beginning of Period........................       $1.258
    End of Period..............................       $1.295
  Number of Units Outstanding, End of Period
    Front Load.................................    4,843,932
    Back Load..................................    4,692,710
GROWTH STOCK DIVISION
  Front Load Version
    Beginning of Period........................       $1.000
    End of Period..............................        $.917
  Back Load Version
    Beginning of Period........................       $3.182
    End of Period..............................       $2.902
  Number of Units Outstanding, End of Period
    Front Load.................................    8,814,919
    Back Load..................................    3,640,112
J.P. MORGAN SELECT GROWTH AND INCOME STOCK
  DIVISION
  Front Load Version
    Beginning of Period........................       $1.000
    End of Period..............................        $.887

                                                 FOR THE NINE
                                                 MONTHS ENDED
                                                 DEC. 31, 2000
                                                 -------------
  Back Load Version
    Beginning of Period........................       $2.633
    End of Period..............................       $2.323
  Number of Units Outstanding, End of Period
    Front Load.................................    3,882,580
    Back Load..................................    1,644,497
INDEX 500 STOCK DIVISION
  Front Load Version
    Beginning of Period........................       $1.000
    End of Period..............................        $.888
  Back Load Version
    Beginning of Period........................       $5.017
    End of Period..............................       $4.432
  Number of Units Outstanding, End of Period
    Front Load.................................   15,753,049
    Back Load..................................    3,225,796
BALANCED DIVISION
  Front Load Version
    Beginning of Period........................       $1.000
    End of Period..............................        $.973
  Back Load Version
    Beginning of Period........................       $7.614
    End of Period..............................       $7.368
  Number of Units Outstanding, End of Period
    Front Load.................................   17,720,378
    Back Load..................................    2,559,744
HIGH YIELD BOND DIVISION
  Front Load Version
    Beginning of Period........................       $1.000
    End of Period..............................        $.963
  Back Load Version
    Beginning of Period........................       $1.495
    End of Period..............................       $1.432
  Number of Units Outstanding, End of Period
    Front Load.................................    1,352,168
    Back Load..................................      680,911
SELECT BOND DIVISION
  Front Load Version
    Beginning of Period........................       $1.000
    End of Period..............................       $1.079
  Back Load Version
    Beginning of Period........................       $7.098
    End of Period..............................       $7.615
  Number of Units Outstanding, End of Period...    3,378,026
    Front Load.................................      267,017
    Back Load
MONEY MARKET DIVISION
  Front Load Version
    Beginning of Period........................       $1.000
    End of Period..............................       $1.044
  Back Load Version
    Beginning of Period........................       $2.556
    End of Period..............................       $2.655
  Number of Units Outstanding, End of Period
    Front Load.................................   10,538,786
    Back Load..................................    2,855,056

Prospectus                             10

ACCUMULATION UNIT VALUES
Contracts Issued on or After March 31, 2000 (continued)
RUSSELL INSURANCE FUNDS

                                                 FOR THE NINE
                                                 MONTHS ENDED
                                                 DEC. 31, 2000
                                                 -------------
MULTI-STYLE EQUITY DIVISION
  Front Load Version
    Beginning of Period........................        $1.00
    End of Period..............................        $.880
  Back Load Version
    Beginning of Period........................       $1.056
    End of Period..............................        $.925
  Number of Units Outstanding, End of Period
    Front Load.................................    3,416,461
    Back Load..................................    3,280,473
AGGRESSIVE EQUITY DIVISION
  Front Load Version
    Beginning of Period........................        $1.00
    End of Period..............................        $.930
  Back Load Version
    Beginning of Period........................       $1.166
    End of Period..............................       $1.079
  Number of Units Outstanding, End of Period
    Front Load.................................    1,645,007
    Back Load..................................      962,707
NON-U.S. DIVISION
  Front Load Version
    Beginning of Period........................        $1.00
    End of Period..............................        $.851
  Back Load Version
    Beginning of Period........................       $1.242
    End of Period..............................       $1.050
  Number of Units Outstanding, End of Period
    Front Load.................................    3,081,050
    Back Load..................................    2,125,848

                                                 FOR THE NINE
                                                 MONTHS ENDED
                                                 DEC. 31, 2000
                                                 -------------
REAL ESTATE SECURITIES DIVISION
  Front Load Version
    Beginning of Period........................        $1.00
    End of Period..............................       $1.241
  Back Load Version
    Beginning of Period........................        $.937
    End of Period..............................       $1.156
  Number of Units Outstanding, End of Period
    Front Load.................................      970,869
    Back Load..................................      889,866
CORE BOND DIVISION
  Front Load Version
    Beginning of Period........................        $1.00
    End of Period..............................       $1.075
  Back Load Version
    Beginning of Period........................        $.999
    End of Period..............................       $1.068
  Number of Units Outstanding, End of Period
    Front Load.................................    1,207,021
    Back Load..................................    1,018,885

                                       11                             Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                          FOR THE YEARS ENDED DECEMBER 31                            FOR THE
                                        --------------------------------------------------------------------    NINE MONTHS ENDED
                                           2000           1999           1998          1997          1996         DEC. 31, 1995
                                           ----           ----           ----          ----          ----       -----------------
SMALL CAP GROWTH STOCK DIVISION
  Front Load Version
    Beginning of Period*............        $1.856         $1.000         --            --            --             --
    End of Period...................        $1.973         $1.856         --            --            --             --
  Back Load Version
    Beginning of Period*............        $1.846         $1.000         --            --            --             --
    End of Period...................        $1.945         $1.846         --            --            --             --

  Number of Units Outstanding, End
    of Period
    Front Load......................    16,125,306      5,929,217         --            --            --             --
    Back Load.......................    24,929,903      6,829,130         --            --            --             --
AGGRESSIVE GROWTH STOCK DIVISION
  Front Load Version
    Beginning of Period.............        $2.662         $1.859         $1.735        $1.530        $1.305           $1.000
    End of Period...................        $2.815         $2.662         $1.859        $1.735        $1.530           $1.305
  Back Load Version
    Beginning of Period.............        $5.428         $3.808         $3.585        $3.188        $2.743           $2.115
    End of Period...................        $5.692         $5.428         $3.808        $3.585        $3.188           $2.743

  Number of Units Outstanding, End
    of Period
    Front Load......................    43,573,219     38,181,332     38,301,039    30,869,455    19,593,516        5,338,263
    Back Load.......................    55,934,656     50,370,063     50,240,828    42,824,318    29,722,778        8,294,210
FRANKLIN TEMPLETON INTERNATIONAL
  EQUITY DIVISION
  Front Load Version
    Beginning of Period.............        $1.964         $1.605         $1.537        $1.374        $1.140           $1.000
    End of Period...................        $1.941         $1.964         $1.605        $1.537        $1.374           $1.140
  Back Load Version
    Beginning of Period.............        $2.298         $1.893         $1.829        $1.649        $1.380           $1.218
    End of Period...................        $2.251         $2.298         $1.893        $1.829        $1.649           $1.380

  Number of Units Outstanding, End
    of Period
    Front Load......................    36,295,316     32,350,775     30,705,368    24,895,817    12,485,204        2,784,309
    Back Load.......................    65,229,652     59,168,433     58,015,141    49,418,651    27,579,179        7,214,357
INDEX 400 STOCK DIVISION
  Front Load Version
    Beginning of Period*............        $1.125         $1.000         --            --            --             --
    End of Period...................        $1.314         $1.125         --            --            --             --
  Back Load Version
    Beginning of Period*............        $1.119         $1.000         --            --            --             --
    End of Period...................        $1.295         $1.119         --            --            --             --

  Number of Units Outstanding, End
    of Period
    Front Load......................    14,867,219      6,253,334         --            --            --             --
    Back Load.......................    22,152,604      7,576,930         --            --            --             --
GROWTH STOCK DIVISION
  Front Load Version
    Beginning of Period.............        $2.898         $2.375         $1.883        $1.456        $1.209           $1.000
    End of Period...................        $2.815         $2.898         $2.375        $1.883        $1.456           $1.209
  Back Load Version
    Beginning of Period.............        $3.013         $2.491         $1.991        $1.552        $1.300           $1.082
    End of Period...................        $2.902         $3.013         $2.491        $1.991        $1.552           $1.300

  Number of Units Outstanding, End
    of Period
    Front Load......................    33,453,807     29,613,096     20,435,890    12,915,731     6,777,198        1,715,092
    Back Load.......................    65,153,124     58,030,851     43,931,364    30,083,122    17,808,617        3,952,191
J.P. MORGAN SELECT GROWTH AND INCOME
  STOCK DIVISION
  Front Load Version
    Beginning of Period.............        $2.431         $2.271         $1.852        $1.430        $1.197           $1.000
    End of Period...................        $2.253         $2.431         $2.271        $1.852        $1.430           $1.197
  Back Load Version
    Beginning of Period.............        $2.528         $2.382         $1.959        $1.525        $1.287           $1.083
    End of Period...................        $2.323         $2.528         $2.382        $1.959        $1.525           $1.287

  Number of Units Outstanding, End
    of Period
    Front Load......................    32,089,215     34,268,909     28,665,538    19,189,183     9,882,138        3,530,232
    Back Load.......................    67,399,622     69,825,444     60,018,961    43,671,623    24,818,409        7,514,293

Prospectus                             12

ACCUMULATION UNIT VALUES
Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)

NORTHWESTERN MUTUAL SERIES FUND, INC. (continued)


                                                          FOR THE YEARS ENDED DECEMBER 31                            FOR THE
                                        --------------------------------------------------------------------    NINE MONTHS ENDED
                                           2000           1999           1998          1997          1996         DEC. 31, 1995
                                           ----           ----           ----          ----          ----       -----------------
INDEX 500 STOCK DIVISION
  Front Load Version
    Beginning of Period.............        $3.128         $2.597         $2.026        $1.527        $1.249           $1.000
    End of Period...................        $2.843         $3.128         $2.597        $2.026        $1.527           $1.249
  Back Load Version
    Beginning of Period.............        $4.919         $4.037         $3.175        $2.414        $1.991           $1.604
    End of Period...................        $4.432         $4.919         $4.037        $3.175        $2.414           $1.991

  Number of Units Outstanding, End
    of Period
    Front Load......................    65,635,496     64,985,029     49,367,899    32,584,892    17,301,664          278,235
    Back Load.......................    97,164,361     93,536,733     74,933,584    53,900,586    31,553,915          471,752
BALANCED DIVISION
  Front Load Version
    Beginning of Period.............        $2.118         $1.912         $1.615        $1.334        $1.181           $1.000
    End of Period...................        $2.106         $2.118         $1.912        $1.615        $1.334           $1.181
  Back Load Version
    Beginning of Period.............        $7.473         $6.771         $5.768        $4.806        $4.290           $3.655
    End of Period...................        $7.368         $7.473         $6.771        $5.768        $4.806           $4.290

  Number of Units Outstanding, End
    of Period
    Front Load......................    97,628,015    102,078,367     72,292,495    43,288,762    24,916,332          164,302
    Back Load.......................    60,156,780     60,554,119     50,001,293    37,392,725    24,088,931          372,457
HIGH YIELD BOND DIVISION
  Front Load Version
    Beginning of Period.............        $1.483         $1.496         $1.530        $1.326        $1.112           $1.000
    End of Period...................        $1.409         $1.483         $1.496        $1.530        $1.326           $1.112
  Back Load Version
    Beginning of Period.............        $1.520         $1.546         $1.595        $1.394        $1.178           $1.067
    End of Period...................        $1.432         $1.520         $1.546        $1.595        $1.394           $1.178

  Number of Units Outstanding, End
    of Period
    Front Load......................    15,642,373     17,635,247     19,796,158    11,305,194     4,518,513        1,418,382
    Back Load.......................    28,261,950     31,364,004     34,432,479    22,019,285    10,288,680        2,700,647
SELECT BOND DIVISION
  Front Load Version
    Beginning of Period.............        $1.331         $1.350         $1.266        $1.161        $1.129           $1.000
    End of Period...................        $1.461         $1.331         $1.350        $1.266        $1.161           $1.129
  Back Load Version
    Beginning of Period.............        $6.996         $7.088         $6.703        $6.201        $6.078           $5.419
    End of Period...................        $7.615         $6.996         $7.088        $6.703        $6.201           $6.078

  Number of Units Outstanding, End
    of Period
    Front Load......................    28,492,696     29,869,748     22,093,895    12,652,127     6,391,221           26,732
    Back Load.......................     8,458,657      8,674,455      8,005,277     5,418,476     3,653,656           50,828
MONEY MARKET DIVISION
  Front Load Version
    Beginning of Period.............        $1.259         $1.203         $1.146        $1.091        $1.040           $1.000
    End of Period...................        $1.333         $1.259         $1.203        $1.146        $1.091           $1.040
  Back Load Version
    Beginning of Period.............        $2.529         $2.431         $2.335        $2.241        $2.156           $2.086
    End of Period...................        $2.655         $2.529         $2.431        $2.335        $2.241           $2.156

  Number of Units Outstanding, End
    of Period
    Front Load......................    58,572,481     57,765,350     27,165,662    16,238,723    11,210,749          327,441
    Back Load.......................    20,230,487     30,818,748     22,512,853    14,615,063    12,209,698          379,473

* The initial investments in the Small Cap Growth Stock Division and Index 400 Stock Division were made on April 30, 1999.

                                       13                             Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)

RUSSELL INSURANCE FUNDS

                                FOR THE       FOR THE EIGHT
                               YEAR ENDED     MONTHS ENDED
                             DEC. 31, 2000    DEC. 31, 1999
                             --------------   -------------
MULTI-STYLE EQUITY DIVISION
  Front Load Version
    Beginning of Period*           $1.073          $1.000
    End of Period                  $ .938          $1.073
  Back Load Version
    Beginning of Period*           $1.067          $1.000
    End of Period                  $ .925          $1.067
  Number of Units
    Outstanding, End of
    Period
    Front Load                 25,693,117      14,702,392
    Back Load                  24,591,986      15,268,513
AGGRESSIVE EQUITY DIVISION
  Front Load Version
    Beginning of Period*           $1.106          $1.000
    End of Period                  $1.094          $1.106
  Back Load Version
    Beginning of Period*           $1.100          $1.000
    End of Period                  $1.079          $1.100
  Number of Units
    Outstanding, End of
    Period
    Front Load                  8,881,058       4,174,119
    Back Load                   8,228,003       4,192,812
NON-U.S. DIVISION
  Front Load Version
    Beginning of Period*           $1.250          $1.000
    End of Period                  $1.065          $1.250
  Back Load Version
    Beginning of Period*           $1.243          $1.000
    End of Period                  $1.050          $1.243

                                FOR THE       FOR THE EIGHT
                               YEAR ENDED     MONTHS ENDED
                             DEC. 31, 2000    DEC. 31, 1999
                             --------------   -------------
  Number of Units
    Outstanding, End of
    Period
    Front Load                 13,438,754       5,811,225
    Back Load                  11,778,072       4,937,116
REAL ESTATE SECURITIES
  DIVISION
  Front Load Version
    Beginning of Period*           $ .925          $1.000
    End of Period                  $1.172          $ .925
  Back Load Version
    Beginning of Period*           $ .920          $1.000
    End of Period                  $1.156          $ .920
  Number of Units
    Outstanding, End of
    Period
    Front Load                  5,029,444       2,828,333
    Back Load                   4,955,290       2,072,707
CORE BOND DIVISION
  Front Load Version
    Beginning of Period*           $ .989          $1.000
    End of Period                  $1.083          $ .989
  Back Load Version
    Beginning of Period*           $ .983          $1.000
    End of Period                  $1.068          $ .983
  Number of Units
    Outstanding, End of
    Period
    Front Load                  9,765,167       5,501,177
    Back Load                   6,769,585       4,595,473

* The initial investment was made on April 30, 1999.

Prospectus                             14

ACCUMULATION UNIT VALUES
Contracts Issued After December 16, 1981 and Prior to March 31, 1995

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                          FOR THE YEARS ENDED DECEMBER 31
                          -----------------------------------------------------------------------------------------------
                             2000          1999          1998          1997          1996          1995          1994
                             ----          ----          ----          ----          ----          ----          ----
SMALL CAP GROWTH STOCK
 DIVISION
   Beginning of
     Period#.............      $1.846        $1.000       --            --            --            --            --
   End of Period.........      $1.945        $1.846       --            --            --            --            --
 Number of Units
   Outstanding, End of
   Period................  34,272,180    13,315,327       --            --            --            --            --
AGGRESSIVE GROWTH STOCK
 DIVISION
   Beginning of Period...      $5.428        $3.822        $3.598        $3.200        $2.753        $2.001        $1.922
   End of Period.........      $5.692        $5.428        $3.822        $3.598        $3.200        $2.753        $2.001
 Number of Units
   Outstanding, End of
   Period................ 118,817,594   118,954,187   142,251,000   157,775,380   162,837,073   147,960,662   123,249,312
FRANKLIN TEMPLETON
 INTERNATIONAL EQUITY
 DIVISION
   Beginning of
     Period*.............      $2.298        $1.893        $1.829        $1.649        $1.380        $1.220        $1.236
   End of Period.........      $2.251        $2.298        $1.893        $1.829        $1.649        $1.380        $1.220
 Number of Units
   Outstanding, End of
   Period................ 136,785,885   143,590,615   169,478,000   194,160,450   190,864,716   179,261,185   186,097,279
INDEX 400 STOCK DIVISION
   Beginning of
     Period#.............      $1.119        $1.000       --            --            --            --            --
   End of Period.........      $1.295        $1.119       --            --            --            --            --
 Number of Units
   Outstanding, End of
   Period................  26,409,862     7,869,853       --            --            --            --            --
GROWTH STOCK DIVISION
   Beginning of
     Period+.............      $3.013        $2.491        $1.991        $1.552        $1.300        $1.006        $1.000
   End of Period.........      $2.902         3.013        $2.491        $1.991        $1.552        $1.300        $1.006
 Number of Units
   Outstanding, End of
   Period................  71,406,848    66,687,549    55,526,000    45,562,063    37,212,487    24,827,801    12,213,322
J.P. MORGAN SELECT GROWTH
 AND INCOME STOCK
 DIVISION
   Beginning of
     Period+.............      $2.528        $2.382        $1.959        $1.525        $1.287        $0.994        $1.000
   End of Period.........      $2.323        $2.528        $2.382        $1.959        $1.525        $1.287        $0.994
 Number of Units
   Outstanding, End of
   Period................  71,781,083    83,676,884    87,082,000    80,719,502    63,969,388    52,866,200    31,542,581
INDEX 500 STOCK DIVISION
   Beginning of Period...      $4.919        $4.119        $3.240        $2.463        $2.032        $1.499        $1.500
   End of Period.........      $4.432        $4.919        $4.119        $3.240        $2.463        $2.032        $1.499
 Number of Units
   Outstanding, End of
   Period................ 152,124,600   165,311,237   163,099,000   156,622,110   146,945,069   134,818,674   119,845,898
BALANCED DIVISION
   Beginning of Period...      $7.473        $6.805        $5.796        $4.830        $4.311        $3.453        $3.497
   End of Period.........      $7.368        $7.473        $6.805        $5.796        $4.830        $4.311        $3.453
 Number of Units
   Outstanding, End of
   Period................ 253,369,070   281,204,060   303,184,000   315,853,927   331,700,359   347,995,936   363,391,482
HIGH YIELD BOND DIVISION
   Beginning of
     Period+.............      $1.520        $1.546        $1.595        $1.394        $1.178        $1.022        $1.000
   End of Period.........      $1.432        $1.520        $1.546        $1.595        $1.394        $1.178        $1.022
 Number of Units
   Outstanding, End of
   Period................  20,853,325    25,579,785    32,974,000    28,965,737    18,022,623    13,474,146     7,229,418
SELECT BOND DIVISION
   Beginning of Period...      $6.996        $7.157        $6.768        $6.261        $6.137        $5.217        $5.437
   End of Period.........      $7.615        $6.996        $7.157        $6.768        $6.261        $6.137        $5.217
 Number of Units
   Outstanding, End of
   Period................  14,469,582    17,090,593    19,458,000    18,885,862    19,498,362    21,048,883    20,642,740
MONEY MARKET DIVISION
   Beginning of Period...      $2.529        $2.436        $2.340        $2.246        $2.161        $2.067        $2.012
   End of Period.........      $2.655        $2.529        $2.436        $2.340        $2.246        $2.161        $2.067
 Number of Units
   Outstanding, End of
   Period................  38,915,842    52,168,990    46,757,000    33,000,108    35,677,445    34,040,829    31,466,730

                               FOR THE YEARS ENDED DECEMBER 31
                           ---------------------------------------
                              1993          1992          1991
                              ----          ----          ----
SMALL CAP GROWTH STOCK
 DIVISION
   Beginning of
     Period#.............      --            --            --
   End of Period.........      --            --            --
 Number of Units
   Outstanding, End of
   Period................      --            --            --
AGGRESSIVE GROWTH STOCK
 DIVISION
   Beginning of Period...       $1.634        $1.562        $1.014
   End of Period.........       $1.922        $1.634        $1.562
 Number of Units
   Outstanding, End of
   Period................   77,246,018    53,918,035    19,966,511
FRANKLIN TEMPLETON
 INTERNATIONAL EQUITY
 DIVISION
   Beginning of
     Period*.............       $1.000       --            --
   End of Period.........       $1.236       --            --
 Number of Units
   Outstanding, End of
   Period................   74,174,799       --            --
INDEX 400 STOCK DIVISION
   Beginning of
     Period#.............      --            --            --
   End of Period.........      --            --            --
 Number of Units
   Outstanding, End of
   Period................      --            --            --
GROWTH STOCK DIVISION
   Beginning of
     Period+.............      --            --            --
   End of Period.........      --            --            --
 Number of Units
   Outstanding, End of
   Period................      --            --            --
J.P. MORGAN SELECT GROWTH
 AND INCOME STOCK
 DIVISION
   Beginning of
     Period+.............      --            --            --
   End of Period.........      --            --            --
 Number of Units
   Outstanding, End of
   Period................      --            --            --
INDEX 500 STOCK DIVISION
   Beginning of Period...       $1.384        $1.306        $1.021
   End of Period.........       $1.500        $1.384        $1.306
 Number of Units
   Outstanding, End of
   Period................  105,795,927    32,924,088    12,058,133
BALANCED DIVISION
   Beginning of Period...       $3.232        $3.107        $2.538
   End of Period.........       $3.497        $3.232        $3.107
 Number of Units
   Outstanding, End of
   Period................  377,043,512   355,125,051   322,313,588
HIGH YIELD BOND DIVISION
   Beginning of
     Period+.............      --            --            --
   End of Period.........      --            --            --
 Number of Units
   Outstanding, End of
   Period................      --            --            --
SELECT BOND DIVISION
   Beginning of Period...       $4.990        $4.722        $4.091
   End of Period.........       $5.437        $4.990        $4.722
 Number of Units
   Outstanding, End of
   Period................   21,874,778    15,399,609    10,692,797
MONEY MARKET DIVISION
   Beginning of Period...       $1.980        $1.940        $1.859
   End of Period.........       $2.012        $1.980        $1.940
 Number of Units
   Outstanding, End of
   Period................   24,431,865    27,773,056    24,758,592

# The initial investments in the Small Cap Growth Stock Division and Index 400
  Stock Division were made on April 30, 1999.

* The initial investment in the Franklin Templeton International Equity Division was made on April 30, 1993.

+ The initial investments in the Growth Stock Division, J.P. Morgan Select
  Growth and Income Stock Division, and High Yield Bond Division were made on May 3, 1994.

                                       15                             Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued After December 16, 1981 and Prior to March 31, 1995 (continued)

RUSSELL INSURANCE FUNDS

                                 FOR THE      FOR THE EIGHT
                               YEAR ENDED     MONTHS ENDED
                              DEC. 31, 2000   DEC. 31, 1999
                              -------------   -------------
MULTI-STYLE EQUITY DIVISION
    Beginning of Period*....       $1.067          $1.000
    End of Period...........        $.925          $1.067
  Number of Units
    Outstanding, End of
    Period..................   22,597,286      14,784,953
AGGRESSIVE EQUITY DIVISION
    Beginning of Period*....       $1.100          $1.000
    End of Period...........       $1.079          $1.100
  Number of Units
    Outstanding, End of
    Period..................   10,041,175       6,268,375
NON-U.S. DIVISION
    Beginning of Period*....       $1.243          $1.000
    End of Period...........       $1.050          $1.243
  Number of Units
    Outstanding, End of
    Period..................   14,090,409       7,403,677

                                 FOR THE      FOR THE EIGHT
                               YEAR ENDED     MONTHS ENDED
                              DEC. 31, 2000   DEC. 31, 1999
                              -------------   -------------
REAL ESTATE SECURITIES
  DIVISION
    Beginning of Period*....        $.920          $1.000
    End of Period...........       $1.156           $.920
  Number of Units
    Outstanding, End of
    Period..................    5,199,881       2,245,122
CORE BOND DIVISION
    Beginning of Period*....        $.983          $1.000
    End of Period...........       $1.068           $.983
  Number of Units
    Outstanding, End of
    Period..................    4,950,184       3,415,035

* The initial investment was made on April 30, 1999.

Prospectus                             16

ACCUMULATION UNIT VALUES
Contracts Issued Prior to December 17, 1981

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                             FOR THE YEARS ENDED DECEMBER 31
                             -----------------------------------------------------------------------------------------------
                                2000          1999          1998          1997          1996          1995          1994
                                ----          ----          ----          ----          ----          ----          ----
SMALL CAP GROWTH STOCK
 DIVISION
 Beginning of Period#.......      $1.852        $1.000            --            --            --            --            --
 End of Period..............      $1.961        $1.852            --            --            --            --            --
Number of Units
 Outstanding, End of
   Period...................     403,484       215,103            --            --            --            --            --
AGGRESSIVE GROWTH STOCK
 DIVISION
 Beginning of Period........      $5.680        $3.980        $3.728        $3.299        $2.824        $2.042        $1.952
 End of Period..............      $5.986        $5.680        $3.980        $3.728        $3.299        $2.824        $2.042
Number of Units
 Outstanding, End of
   Period...................   1,013,120       987,587     1,033,099     1,476,370     1,697,195     1,617,883     1,474,133
FRANKLIN TEMPLETON
 INTERNATIONAL EQUITY
 DIVISION
 Beginning of Period*.......      $2.376        $1.947        $1.872        $1.680        $1.398        $1.230        $1.240
 End of Period..............      $2.339        $2.376        $1.947        $1.872        $1.680        $1.398        $1.230
Number of Units
 Outstanding, End of
   Period...................   1,337,231     1,529,763     1,521,122     2,125,863     2,276,960     2,141,462     2,642,855
INDEX 400 STOCK DIVISION
 Beginning of Period#.......      $1.123        $1.000            --            --            --            --            --
 End of Period..............      $1.306        $1.123            --            --            --            --            --
Number of Units
 Outstanding, End of
   Period...................     361,009        67,233            --            --            --            --            --
GROWTH STOCK DIVISION
 Beginning of Period+.......      $3.100        $2.549        $2.027        $1.573        $1.311        $1.009            --
 End of Period..............      $3.000        $3.100        $2.549        $2.027        $1.573        $1.311            --
Number of Units
 Outstanding, End of
   Period...................     677,369       595,016       334,810       263,014       239,460        19,315            --
J.P. MORGAN SELECT GROWTH
 AND INCOME STOCK DIVISION
 Beginning of Period+.......      $2.601        $2.438        $1.995        $1.546        $1.298        $0.997            --
 End of Period..............      $2.402        $2.601        $2.438        $1.995        $1.546        $1.298            --
Number of Units
 Outstanding, End of
   Period...................     566,163       645,397       433,265       551,213       221,275        32,681            --
INDEX 500 STOCK DIVISION
 Beginning of Period........      $5.147        $4.289        $3.357        $2.539        $2.084        $1.530        $1.523
 End of Period..............      $4.661        $5.147        $4.289        $3.357        $2.539        $2.084        $1.530
Number of Units
 Outstanding, End of
   Period...................   9,313,735     9,855,509    10,167,099    11,228,774    12,234,934    13,256,279    14,230,394
BALANCED DIVISION
 Beginning of Period........      $8.176        $7.408        $6.278        $5.205        $4.623        $3.685        $3.713
 End of Period..............      $8.102        $8.176        $7.408        $6.278        $5.205        $4.623        $3.685
Number of Units
 Outstanding, End of
   Period...................   4,691,117     5,215,538     3,072,434     6,272,328     6,695,097     7,327,654     8,155,713
HIGH YIELD BOND DIVISION
 Beginning of Period+.......      $1.563        $1.582        $1.624        $1.412        $1.188        $1.025            --
 End of Period..............      $1.480        $1.563        $1.582        $1.624        $1.412        $1.188            --
Number of Units
 Outstanding, End of
   Period...................     110,541       128,688       139,262       251,003       125,053        58,755            --
SELECT BOND DIVISION
 Beginning of Period........      $7.657        $7.794        $7.334        $6.750        $6.583        $5.569        $5.774
 End of Period..............      $8.376        $7.657        $7.794        $7.334        $6.750        $6.583        $5.569
Number of Units
 Outstanding, End of
   Period...................     744,251       843,819       956,838     1,078,985     1,151,998     1,364,416     1,492,775
MONEY MARKET DIVISION
 Beginning of Period........      $2.767        $2.652        $2.535        $2.421        $2.317        $2.206        $2.136
 End of Period..............      $2.919        $2.767        $2.652        $2.535        $2.421        $2.317        $2.206
Number of Units
 Outstanding, End of
   Period...................   1,001,631     1,359,352     1,060,152       997,887     1,377,051     1,358,156     1,458,463

                                  FOR THE YEARS ENDED DECEMBER 31
                              ---------------------------------------
                                 1993          1992          1991
                                 ----          ----          ----
SMALL CAP GROWTH STOCK
 DIVISION
 Beginning of Period#.......           --            --            --
 End of Period..............           --            --            --
Number of Units
 Outstanding, End of
   Period...................           --            --            --
AGGRESSIVE GROWTH STOCK
 DIVISION
 Beginning of Period........       $1.651        $1.570        $1.014
 End of Period..............       $1.952        $1.651        $1.570
Number of Units
 Outstanding, End of
   Period...................      969,604       833,606       534,196
FRANKLIN TEMPLETON
 INTERNATIONAL EQUITY
 DIVISION
 Beginning of Period*.......       $1.000            --            --
 End of Period..............       $1.240            --            --
Number of Units
 Outstanding, End of
   Period...................    1,802,948            --            --
INDEX 400 STOCK DIVISION
 Beginning of Period#.......           --            --            --
 End of Period..............           --            --            --
Number of Units
 Outstanding, End of
   Period...................           --            --            --
GROWTH STOCK DIVISION
 Beginning of Period+.......           --            --            --
 End of Period..............           --            --            --
Number of Units
 Outstanding, End of
   Period...................           --            --            --
J.P. MORGAN SELECT GROWTH
 AND INCOME STOCK DIVISION
 Beginning of Period+.......           --            --            --
 End of Period..............           --            --            --
Number of Units
 Outstanding, End of
   Period...................           --            --            --
INDEX 500 STOCK DIVISION
 Beginning of Period........       $1.398        $1.313        $1.021
 End of Period..............       $1.523        $1.398        $1.313
Number of Units
 Outstanding, End of
   Period...................   15,442,799       317,023       326,395
BALANCED DIVISION
 Beginning of Period........       $3.414        $3.266        $2.655
 End of Period..............       $3.713        $3.414        $3.266
Number of Units
 Outstanding, End of
   Period...................    9,324,132    10,125,067    10,652,114
HIGH YIELD BOND DIVISION
 Beginning of Period+.......           --            --            --
 End of Period..............           --            --            --
Number of Units
 Outstanding, End of
   Period...................           --
                                                                 ----
SELECT BOND DIVISION
 Beginning of Period........       $5.273        $4.965        $4.280
 End of Period..............       $5.774        $5.273        $4.965
Number of Units
 Outstanding, End of
   Period...................    1,701,121     1,808,558     1,979,936
MONEY MARKET DIVISION
 Beginning of Period........       $2.092        $2.040        $1.945
 End of Period..............       $2.136        $2.092        $2.040
Number of Units
 Outstanding, End of
   Period...................    1,331,457     1,787,440     2,059,962

# The initial investments in the Small Cap Growth Stock Division and Index 400
  Stock Division were made on April 30, 1999.

* The initial investment in the Franklin Templeton International Equity Division was made on April 30, 1993.

+ The initial investments in the Growth Stock Division, J.P. Morgan Select
  Growth and Income Stock Division, and High Yield Bond Division were made on May 3, 1994.

                                       17                             Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued Prior to December 17, 1981 (continued)

RUSSELL INSURANCE FUNDS

                                 FOR THE      FOR THE EIGHT
                               YEAR ENDED     MONTHS ENDED
                              DEC. 31, 2000   DEC. 31, 1999
                              -------------   -------------
MULTI-STYLE EQUITY DIVISION
    Beginning of Period*....      $1.071          $1.000
    End of Period...........       $.932          $1.071
  Number of Units
    Outstanding, End of
    Period..................     147,669         244,293
AGGRESSIVE EQUITY DIVISION
    Beginning of Period*....      $1.104          $1.000
    End of Period...........      $1.088          $1.104
  Number of Units
    Outstanding, End of
    Period..................     231,115         107,734
NON-U.S. DIVISION
    Beginning of Period*....      $1.247          $1.000
    End of Period...........      $1.059          $1.247
  Number of Units
    Outstanding, End of
    Period..................      94,720          34,751

                                 FOR THE      FOR THE EIGHT
                               YEAR ENDED     MONTHS ENDED
                              DEC. 31, 2000   DEC. 31, 1999
                              -------------   -------------
REAL ESTATE SECURITIES
  DIVISION
    Beginning of Period*....       $.923          $1.000
    End of Period...........      $1.165           $.923
  Number of Units
    Outstanding, End of
    Period..................       6,452           2.135
CORE BOND DIVISION
    Beginning of Period*....       $.986          $1.000
    End of Period...........      $1.077           $.986
  Number of Units
    Outstanding, End of
    Period..................       2,034           2,029

* The initial investment was made on April 30, 1999.

Prospectus                             18

THE COMPANY

The Northwestern Mutual Life Insurance Company was organized by a special act of the Wisconsin Legislature in 1857. It is the nation's fifth largest life insurance company, based on total assets in excess of $92 billion on December 31, 2000, and is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Northwestern Mutual sells life and disability income insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

"We" in this prospectus means Northwestern Mutual.

--------------------------------------------------------------------------------

NML VARIABLE ANNUITY ACCOUNT B

We established the Account on February 14, 1968 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Account has twenty Divisions. The money you invest to provide variable benefits under your Contract is placed in one or more of the Divisions as you direct.

Under Wisconsin law, the investment operations of the Account are kept separate from our other operations. The values for your Contract will not be affected by income, gains or losses for the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Account for your Contract will determine the value of your Contract benefits and will not affect the rest of our business. The assets in the Account are reserved for you and other Contract owners, although the assets belong to us and we do not hold the assets as a trustee. We and our creditors cannot reach those assets to satisfy other obligations until our obligations under your Contract have been satisfied. But all of our assets (except those we hold in some other separate accounts) are available to satisfy our obligations under your Contract.

--------------------------------------------------------------------------------

THE FUNDS

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.

The investment adviser for the Fund is Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that NMIS will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays NMIS a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .85 for the T. Rowe Price Small Cap Value Portfolio. Other expenses borne by the Portfolios range from 0% for the Select Bond, Money Market and Balanced Portfolios to .47% for the International Growth Portfolio. We provide the people and facilities NMIS uses in performing its investment advisory functions and we are a party to the investment advisory agreement. NMIS has retained J.P. Morgan Investment Management, Inc., Templeton Investment Counsel, LLC, Capital Guardian Trust Company and T. Rowe Price Associates, Inc. under investment sub-advisory agreements to provide investment advice to the J.P. Morgan Select Growth and Income Stock Portfolio, the Franklin Templeton International Equity Portfolio, the Capital Guardian Domestic Equity Portfolio and the T. Rowe Price Small Cap Value Portfolio.

The investment objectives and types of investments for each of the fifteen Portfolios of the Fund are set forth below. There can be no assurance that the Portfolios will realize their objectives.

                                       19                             Prospectus

SMALL CAP GROWTH STOCK PORTFOLIO. The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase sales and earnings at a pace which will exceed the growth rate of the U.S. economy over an extended period.

T. ROWE PRICE SMALL CAP VALUE PORTFOLIO. The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in small companies whose common stocks are believed to be undervalued.

AGGRESSIVE GROWTH STOCK PORTFOLIO. The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

INTERNATIONAL GROWTH PORTFOLIO. The investment objective of the International Growth Portfolio is long-term capital appreciation. Normally, the Portfolio invests at least 80% of its assets in non-U.S. securities. In addition to common stocks, the Portfolio may invest in preferred stocks, convertible bonds, warrants and money market instruments.

FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the Franklin Templeton International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.

INDEX 400 STOCK PORTFOLIO. The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's MidCap 400 Index ("S&P 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 400 Index.

GROWTH STOCK PORTFOLIO. The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

J.P. MORGAN SELECT GROWTH AND INCOME STOCK PORTFOLIO. The investment objective of the J.P. Morgan Select Growth and Income Stock Portfolio is long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO. The investment objective of the Capital Guardian Domestic Equity Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve this objective by investing primarily in the stocks of larger American companies.

INDEX 500 STOCK PORTFOLIO. The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index. Stocks are generally more volatile than debt securities and involve greater investment risks.

ASSET ALLOCATION PORTFOLIO. The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among common stocks, bonds and cash. Stocks may include foreign stocks and bonds may include non-investment grade obligations.

BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Balanced Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.

HIGH YIELD BOND PORTFOLIO. The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.

Prospectus                             20

SELECT BOND PORTFOLIO. The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio will invest primarily in debt securities. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.

MONEY MARKET PORTFOLIO. The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities generally not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.

RUSSELL INSURANCE FUNDS

The Russell Insurance Funds also comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Insurance Funds at their net asset value without any sales charge.

The assets of each of the Russell Insurance Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Insurance Funds. Russell is our majority-owned subsidiary.

The investment objectives and types of investments for each of the five Russell Insurance Funds are set forth below. There can be no assurance that the Funds will realize their objectives.

MULTI-STYLE EQUITY FUND. The investment objective of the Multi-Style Equity Fund is to provide income and capital growth by investing principally in equity securities. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

AGGRESSIVE EQUITY FUND. The investment objective of the Aggressive Equity Fund is to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

NON-U.S. FUND. The investment objective of the Non-U.S. Fund is to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

REAL ESTATE SECURITIES FUND. The investment objective of the Real Estate Securities Fund is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

CORE BOND FUND. The investment objective of the Core Bond Fund is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government, or to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar-denominated. From time to time the Fund may invest in municipal debt obligations.

FOR MORE INFORMATION REGARDING THE MUTUAL FUNDS, INCLUDING INFORMATION ABOUT THEIR INVESTMENT OBJECTIVES AND EXPENSES, SEE THE PROSPECTUSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC. AND RUSSELL INSURANCE FUNDS ATTACHED TO THIS PROSPECTUS. YOU SHOULD READ THE MUTUAL FUND PROSPECTUSES CAREFULLY BEFORE YOU INVEST IN THE CONTRACTS.

                                       21                             Prospectus

THE CONTRACTS

PURCHASE PAYMENTS UNDER THE CONTRACTS

AMOUNT AND FREQUENCY A purchase payment is the money you give us to pay for your Contract. You may make purchase payments monthly, quarterly, semiannually, annually or on any other frequency acceptable to us.

For Back Load Contracts the minimum amount for each purchase payment is $25. For Front Load Contracts the minimum initial purchase payment is $10,000. For Back Load Contracts we issue in nontax-qualified situations the minimum initial purchase payment is $5,000. The minimum amount for each subsequent purchase payment is $25 for all Contracts. Minimum amounts for payments by preauthorized check depend on payment frequency. We will accept larger purchase payments than due, or payments at other times, but total purchase payments under any Contract may not exceed $5,000,000 without our consent.

Purchase payments may not exceed the applicable federal income tax limits. (See "Federal Income Taxes", p. 29.)

APPLICATION OF PURCHASE PAYMENTS We credit net purchase payments, after deduction of any sales load, to the Account and allocate them to one or more Divisions as you direct. We then invest those assets in shares of the Portfolio or Fund which corresponds to that Division.

We apply purchase payments to provide "Accumulation Units" in one or more Divisions. Accumulation Units represent your interest in the Account. There are Class A Accumulation Units and Class B Accumulation Units for the Back Load Contracts. We credit Class B Accumulation Units to your Back Load Contract each time you make a purchase payment. We convert Class B Accumulation Units to Class A Accumulation Units on a basis that reflects the cumulative amount of purchase payments and the length of time that the funds have been held under a Back Load Contract. See "Mortality Rate and Expense Risk Charges", p. 34. The number of Accumulation Units you receive for each net purchase payment is determined by dividing the amount of the purchase payment to be allocated to a Division by the value of an Accumulation Unit in that Division, based upon the next valuation of the assets of the Division we make after we receive your purchase payment at our Home Office. We will also accept your purchase payment if you send it to a lockbox facility we have designated. We value assets as of the close of trading on the New York Stock Exchange for each day the Exchange is open, and at any other time required by the Investment Company Act of 1940.

The number of your Accumulation Units will be increased by additional purchase payments or transfers into the Account and decreased by withdrawals or transfers out of the Account. The investment experience of the Account does not change the number (as distinguished from the value) of your Accumulation Units.

The value of an Accumulation Unit in each Division varies with the investment experience of the Division (which in turn is determined by the investment experience of the corresponding Portfolio or Fund). We determine the value by multiplying the value on the immediately preceding valuation date by the net investment factor for the Division. The net investment factor takes into account the investment experience of the Portfolio or Fund, the deduction for mortality and expense risks we have assumed and a deduction for any applicable taxes or for any expenses resulting from a substitution of securities. (See "Net Investment Factor", p. 22.) Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made.

You may direct all or part of a purchase payment to the Guaranteed Interest Fund. Amounts you direct to the Guaranteed Interest Fund will be invested on a fixed basis. See "The Guaranteed Interest Fund", p. 28.

NET INVESTMENT FACTOR

For each Division the net investment factor for any period ending on a valuation date is 1.000000 plus the net investment rate for the Division for that period. Under the Contract the net investment rate is related to the assets of the Division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio or Fund when allocated to the Division, calculation of the net investment rate for each of the Divisions may also be based

Prospectus                             22
upon the change in value of a single share of the corresponding Portfolio or Fund.

Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset value of a Balanced Portfolio share for the period from the immediately preceding valuation date up to and including the current valuation date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share on the valuation date immediately preceding the current valuation date, (c) less an adjustment to provide for the deduction for mortality rate and expense risks that we have assumed. (See "Deductions", p. 34.)

The Portfolios and Funds will distribute investment income and realized capital gains to the Account Divisions. We will reinvest those distributions in additional shares of the same Portfolio or Fund. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Account.

BENEFITS PROVIDED UNDER THE CONTRACTS

The benefits provided under the Contracts consist of a withdrawal amount, a death benefit and a maturity benefit. Subject to the restrictions noted below, we will pay all of these benefits in a lump sum or under the payment plans described below.

WITHDRAWAL AMOUNT On or prior to the maturity date you are entitled to withdraw the Accumulation Units credited to your Contract and receive the value thereof less the applicable withdrawal charge. (See "Withdrawal Charge", p. 35.) The value, which may be either greater or less than the amount you paid, is based on the Accumulation Unit value next determined after we receive your written request for withdrawal on a form we provide. The forms are available from our Home Office and our agents. You may withdraw a portion of the Accumulation Units on the same basis, except that we will not grant a partial withdrawal which would result in a Contract value of less than $2000 remaining; we will treat a request for such a partial withdrawal as a request to surrender the entire Contract. Amounts distributed to you upon withdrawal of all or a portion of Accumulation Units may be subject to federal income tax. (See "Federal Income Taxes", p. 29.) A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% (or 25% during the first 2 years the owner participates in a SIMPLE IRA plan) of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, tax deferred annuities, nontransferable annuity Contracts and nonqualified deferred annuities. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1/2, for certain large medical expenses and for reimbursement of certain health insurance premiums and certain substantially equal periodic payments for life. Required minimum distributions must be taken from your IRA, SEP, SIMPLE IRA TDA, Section 457 plan or nontransferable annuity after you attain age 70 1/2 or, in certain cases, retire. (See "Minimum Distribution Requirements", p. 32).

If annuity payments are being made under Payment Plan 1 the payee may surrender the Contract and receive the value of the Annuity Units credited to his Contract, less the applicable withdrawal charge. (See "Withdrawal Charge", p. 35.) Upon death during the certain period of the payee under Plan 2 or both payees under Plan 3, the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See "Description of Payment Plans", p. 24.)

DEATH BENEFIT

1. Amount of the Death Benefit. If the Annuitant dies before the maturity date, the death benefit will not be less than the -- Contract value next determined after we receive proof of death at our Home Office. If the Primary Annuitant dies before his or her 75th birthday, the death benefit, where permitted by state law, will not be less than the amount of purchase payments we received, less withdrawals. There is no death benefit after annuity payments begin. See "Maturity Benefit", p. 24 and "Variable Payment Plans", p. 24.

An enhanced death benefit is available at extra cost. Prior to the first Contract anniversary the enhanced death benefit is equal to the total purchase payments received less any amounts withdrawn. On any Contract anniversary prior to the Primary Annuitant's 80th birthday, the enhanced death benefit is the Contract value on that date, but not less than

                                       23                             Prospectus
what the enhanced death benefit was on the last preceding valuation date. On any other valuation date before the Primary Annuitant's 80th birthday, the enhanced death benefit will be the amount determined on the most recent Contract anniversary, plus purchase payments we receive thereafter, less withdrawals. On any valuation date on or after the Primary Annuitant's 80th birthday the enhanced death benefit will be the enhanced death benefit on the Contract anniversary immediately prior to the Primary Annuitant's 80th birthday increased by purchase payments we received and decreased by any amounts withdrawn after that Contract anniversary. We deduct the extra cost for the enhanced death benefit from the Contract value on each Contract anniversary while the enhanced death benefit is in effect. See "Enhanced Death Benefit Charge", p. 36. The enhanced death benefit is available for issue ages up to 65 and must be elected when the Contract is issued. The enhanced death benefit will remain in effect until the maturity date or the death of the Primary Annuitant or you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.

2. Distribution of the Death Benefit.

Owner is the Annuitant. If the Owner is the Annuitant and the Owner dies before the maturity date, the beneficiary becomes entitled to the death benefit. The beneficiary may elect to receive the death benefit in a lump sum or under a variable payment plan. The beneficiary automatically becomes the new Owner and Annuitant and the Contract continues in force. The beneficiary must take distributions from the Contract pursuant to the applicable minimum distribution requirements discussed on page 32.

Owner is not the Annuitant. If the Owner is not the Annuitant and the Annuitant dies before the maturity date, the Contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force. If no Contingent Annuitant is named within 60 days after we receive proof of death of the Annuitant, we pay the death benefit to the Owner.

Adjustment of Contract Value. On the date when the death benefit becomes payable, if the Contract continues in force we will set the Contract value at an amount equal to the death benefit. If this results in an addition to the Contract Value, we will place the additional amount in the Money Market Division and you may transfer it to the Divisions you choose. See "Transfers Between Divisions and Payment Plans", p. 25.

MATURITY BENEFIT Purchase payments under the Contract are payable until the maturity date specified in the Contract. You may select any date up to age 90 as the maturity date, subject to applicable tax and state law requirements, including the minimum distribution requirements (See "Minimum Distribution Requirements", p. 32). On the maturity date, if you have not elected any other permissible payment plan, we will change the maturity date to the Contract anniversary nearest the Annuitant's 90th birthday. On that date, if you have not elected any other permissible payment plan, we will pay the value of the Contract in monthly payments for life under a variable payment plan with payments certain for ten years.

VARIABLE PAYMENT PLANS

We will pay part or all of the benefits under a Contract under a variable payment plan you select. Under a variable plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month.

For a discussion of tax considerations and limitations regarding the election of payment plans, see "Federal Income Taxes", p. 29.

DESCRIPTION OF PAYMENT PLANS  The following payment plans are available:

1. Payments for a Certain Period. An annuity payable monthly for a specified period of 10 to 30 years during the first five Contract years and over a specified period of 5 to 30 years beginning with the sixth Contract year.

2. Life Annuity with or without Certain Period. An annuity payable monthly until the payee's death, or until the expiration of a selected certain period, whichever is later. After the payee's death during the certain period, if any, we will make payments as they come due to the designated contingent beneficiary. You may select a certain period of either 10 or 20 years, or you may choose a plan with no certain period.

Prospectus                             24

3. Joint and Survivor Life Annuity with Certain Period. An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

We may limit the election of a payment plan to one that results in an initial payment of at least $50. A payment plan will continue even if payments fall to less than $50 after the payment plan begins.

From time to time we may establish payment plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other payment plans, with provisions and rates we publish for those plans.

AMOUNT OF ANNUITY PAYMENTS We will determine the amount of the first annuity payment on the basis of the particular payment plan you select, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age and sex. (A Contract with annuity payment rates that are not based on sex is also available. See "Special Contract for Employers", p. 26.) We will calculate the amount of the first annuity payment on a basis that takes into account the length of time over which we expect annuity payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the payment plan involves life contingencies. The first payment will be lower if the payment plan includes a longer certain period. Variable annuity payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the interest of the Contract in each Division of the Account after annuity payments begin. Class A Accumulation Units become Class A Annuity Units and Class B Accumulated Units become Class B Annuity Units on the maturity date.

ASSUMED INVESTMENT RATE The variable annuity rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1/2%. Variable annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law.

The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular payment plan, the amount of annuity payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of annuity payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of annuity payments would decrease.

A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

ADDITIONAL INFORMATION

TRANSFERS BETWEEN DIVISIONS AND PAYMENT PLANS You may change the allocation of purchase payments among the Divisions and transfer values from one Division to another both before and after annuity payments begin. In order to take full advantage of these features, you should carefully consider, on a continuing basis, which Division or apportionment is best suited to your long-term investment needs.

You may at any time change the allocation of purchase payments among the Divisions by written notice to us. Purchase payments we receive at our Home Office on and after the date on which we receive notice will be applied to provide Accumulation Units in one or more Divisions on the basis of the new allocation.

Before the effective date of a payment plan you may, upon written request, transfer Accumulation Units from one Division to another. After the effective date of a payment plan the payee may transfer Annuity Units from one Division to another. We will adjust the number of Accumulation or Annuity Units to be credited to reflect the respective value of the Accumulation and Annuity Units in each of the Divisions. For Accumulation Units the minimum amount which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the Division from which the transfer

                                       25                             Prospectus
is being made. For each transfer beginning with the thirteenth in any Contract year, we may deduct a transfer fee of $25 from the amount transferred. We currently make no charge for transfers.

If you contemplate the transfer of funds from one Division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the stock and bond markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time.

You may transfer amounts which you have invested on a fixed basis to any Division of the Account, and you may transfer the value of Accumulation Units in any Division of the Account to the Guaranteed Interest Fund for investment on a fixed basis, subject to the restrictions described in the Contract. See "The Guaranteed Interest Fund", p. 28.

After the effective date of a payment plan which does not involve a life contingency (i.e., Plan 1) a payee may transfer to either form of life annuity at no charge. We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first annuity payment under the new plan on the basis of the particular plan selected, the annuity payment rate and the Annuitant's adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited.

We permit other transfers between payment plans subject to such limitations as we may reasonably determine. Generally, however, we do not permit transfer from a payment plan involving a life contingency to a payment plan which does not involve the same life contingency. You may make transfers from the Money Market Division at any time while a payment plan is in force. The Contracts provide that transfers between the other Divisions and transfers between payment plans may be made after the payment plan has been in force for at least 90 days and thereafter whenever at least 90 days have elapsed since the date of the last transfer. At present we permit transfers at any time but we reserve the right to change this practice in the future. We will make the transfer as of the close of business on the valuation date coincident with or next following the date on which we receive the request for transfer at our Home Office, or at a later date if you request.

OWNERS OF THE CONTRACTS The Owner of the Contract has the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides. The Owner is ordinarily the Annuitant, but may be an employer or other entity. The Annuitant is the person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Annuitant. In this prospectus, "you" means the Owner or a prospective purchaser of the Contract.

SPECIAL CONTRACT FOR EMPLOYERS The annuity payment rates for payment plans which involve a life contingency (i.e., Plans 2 and 3) are based, in part, on the sex of the Annuitant. For certain situations where the Contracts are to be used in connection with an employer sponsored benefit plan or arrangement, federal law, and the laws of certain states, may require that purchase payments and annuity payment rates be determined without regard to sex. A special Contract is available for this purpose. You are urged to review any questions in this area with qualified counsel.

DEFERMENT OF BENEFIT PAYMENTS We reserve the right to defer determination of the withdrawal value of the Contracts, or the payment of benefits under a variable payment plan, until after the end of any period during which the right to redeem shares of either of the mutual funds is suspended, or payment of the redemption value is postponed, pursuant to the provisions of the Investment Company Act of 1940 because: (a) the New York Stock Exchange is closed, except for routine closings on holidays or weekends; (b) the Securities and Exchange Commission has determined that trading on the New York Stock Exchange is restricted; (c) the Securities and Exchange Commission permits suspension or postponement and so orders; (d) an emergency exists, as defined by the Securities and Exchange Commission, so that valuation of the assets of the funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the Act.

DIVIDENDS The Contracts share in our divisible surplus, to the extent we determine annually, except while payments are being made under a variable payment plan. Distributions of divisible surplus are commonly referred to as "dividends". Any contributions to our divisible surplus would result from more favorable expense experience than we have assumed in

Prospectus                             26
determining the deductions. We do not expect the Contracts to make a significant contribution to our divisible surplus and we do not expect to pay dividends on the Contracts.

For the Back Load Contracts we reduce expense charges by converting Class B Accumulation Units to Class A Accumulation Units on larger, older Contracts. See "Deductions for Mortality Rate and Expense Risk Charges", p. 35. The Contracts issued prior to the date of this prospectus do not include this conversion feature, and we currently pay dividends on some of those Contracts. See "Dividends for Contracts Issued Prior to March 31, 2000", p. 37.

VOTING RIGHTS As long as the Account continues to be registered as a unit investment trust under the Investment Company Act of 1940, and Account assets are invested in shares of the Portfolio or the Funds, we will vote the shares held in the Account in accordance with instructions we receive from the Owners of Accumulation Units or payees receiving payments under variable payment plans. Each Owner or payee will receive periodic reports relating to both of the mutual funds, proxy material and a form with which to give instructions with respect to the proportion of shares of each Portfolio or Fund held in the Account corresponding to the Accumulation Units credited to his Contract, or the number of shares of each Portfolio or Fund held in the Account representing the actuarial liability under the variable annuity payment plan, as the case may be. The number of shares will increase from year to year as additional purchase payments are paid by the Contract Owner; after a variable annuity payment plan is in effect the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received in the same proportion as the shares as for which instructions have been received.

SUBSTITUTION AND CHANGE We may take any of the following actions, so long as we comply with all of the requirements of the securities and insurance laws that may apply. A vote of Contract owners, or of those who have an interest in one or more of the Divisions of the Account, may be required. Approval by the Securities and Exchange Commission or another regulatory authority may be required. In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

1. We may invest the assets of a Division in securities of another mutual fund or another issuer, instead of the Portfolio or Fund in which you have invested, as a substitute for the shares you already have or as the securities to be purchased in the future.

2. We may operate the Account or a Division as a mutual fund itself, instead of investing its assets in a mutual fund, if our Board of Trustees decides that this would be in the best interest of our Contract owners.

3. We may deregister the Account under the Investment Company Act of 1940 if registration is no longer required.

4. We may change the provisions of the Contracts to comply with federal or state laws that apply, including changes to comply with federal tax laws in order to assure that your Contract qualifies for tax benefits relating to retirement annuity or variable annuity contracts.

FIXED ANNUITY PAYMENT PLANS We will also pay Contract benefits under fixed annuity payment plans which are not described in this Prospectus. If you select a fixed annuity, we will cancel the Accumulation Units credited to your Deferred Contract, we will transfer the withdrawal value of the Contract to our general account, and you will no longer have any interest in the Account. We may make a withdrawal charge in determining the withdrawal value. (See "Withdrawal Amount", p. 23, and "Withdrawal Charge", p. 35.)

PERFORMANCE DATA We may publish advertisements containing performance data for the Divisions of the Account from time to time. These performance data may include both standardized and non-standardized total return figures, although standardized figures will always accompany non-standardized figures.

Standardized performance data will consist of quarterly return quotations, which will always include quotations for recent periods of one, five and ten years or, if less, the entire life of a Division. These quotations will be the average annual rates of return based on a $1,000 initial purchase payment for a Back Load Contract, or the minimum $10,000 initial purchase payment for a Front Load Contract. The standardized performance data will reflect all applicable charges, including the initial sales load of 4.5% for the Front Load Contract and the withdrawal charge that would apply assuming surrender of the Back Load Contract at the end of the period.

                                       27                             Prospectus

Non-standardized performance data may not reflect the 4.5% sales load for the Front Load Contract and may assume that the Back Load Contract remains in force at the end of the period. These data may also not reflect the annual Contract fee of $30, since the impact of the fee varies by Contract size. The non-standardized data may also be for other time periods.

We will base all of the performance data on actual historical investment results for the Portfolios or Funds, including all expenses they bear. The data are not intended to indicate future performance. We may construct some of the data hypothetically to reflect expense factors for the Contracts we currently offer.

We have included additional information about the performance data in the Statement of Additional Information.

FINANCIAL STATEMENTS Financial statements of the Account and financial statements of Northwestern Mutual appear in the Statement of Additional Information.

--------------------------------------------------------------------------------

THE GUARANTEED INTEREST FUND

You may direct all or part of your purchase payments to the Guaranteed Interest Fund for investment on a fixed basis. You may transfer amounts previously invested in the Account Divisions to the Guaranteed Interest Fund, prior to the maturity date, and you may transfer amounts in the Guaranteed Interest Fund to the Account Divisions. In each case, these transfers are subject to the restrictions described in the Contract.

Amounts you invest in the Guaranteed Interest Fund become part of our general assets. In reliance on certain exemptive and exclusionary provisions, we have not registered interests in the Guaranteed Interest Fund under the Securities Act of 1933 and we have not registered the Guaranteed Interest Fund as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Fund nor any interests therein are generally subject to these Acts. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Fund. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Amounts you invest in the Guaranteed Interest Fund earn interest at rates we declare from time to time. We will guarantee the interest rate for each amount for at least one year. The interest rate will be at an annual effective rate of at least 3%. At the expiration of the period for which we guarantee the interest rate, we will declare a new interest rate. We credit interest and compound it daily. We determine the effective date for a transaction involving the Guaranteed Interest Fund in the same manner as the effective date for a transaction involving a Division of the Account. Investments in the Guaranteed Interest Fund are subject to a maximum limit of $1,000,000 ($250,000 in New
York) without our prior consent. To the extent that a purchase payment or transfer from a Division of the Account causes the Contract's interest in the Guaranteed Interest Fund to exceed this maximum limit, we will place the amount of the excess in the Money Market Division and it will remain there until you instruct us otherwise.

Transfers from the Guaranteed Interest Fund to the Account Divisions are subject to limits. After a transfer from the Guaranteed Interest Fund, we will allow no further transfers from the Guaranteed Interest Fund for a period of 365 days; in addition, we will allow no further transfers back into the Guaranteed Interest Fund for a period of 90 days. The maximum amount that you may transfer from the Guaranteed Interest Fund in one transfer is the greater of (1) 25% of the amount that you had invested in the Guaranteed Interest Fund as of the last Contract anniversary preceding the transfer and (2) the amount of your most recent transfer from the Guaranteed Interest Fund. But in no event will this maximum transfer amount be less than $1,000 or more than $50,000. (The $50,000 limit does not apply in New York.)

The deduction for mortality rate and expense risks, as described below, is not assessed against amounts in the Guaranteed Interest Fund, and amounts in the Guaranteed Interest Fund do not bear any expenses of either of the mutual funds. Other charges under the Contracts apply for

Prospectus                             28
amounts in the Guaranteed Interest Fund as they are described in this prospectus for amounts you invest on a variable basis. See "Deductions", p. 34. For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Account Divisions.

--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

QUALIFIED AND NONTAX-QUALIFIED PLANS

We offer the Contracts for use under the tax-qualified plans (i.e., contributions are generally not taxable) identified below:

1. Individual retirement annuities pursuant to the provisions of Section 408 of the Code, including a traditional IRA established under Section 408(b), simplified employee pensions established under Section 408(j) and (k) and SIMPLE IRAs established under Section 408(p).

2. Roth IRAs pursuant to the provisions of Section 408A of the Code.

3. Tax-deferred annuities pursuant to the provisions of Section 403(b) of the Code for employees of public school systems and tax-exempt organizations described in Section 501(c)(3).

4. Deferred compensation plans established pursuant to Section 457 of the Code for employees of state and local governments and tax-exempt organizations.

5. Nontransferable annuity contracts issued in exchange for fixed dollar annuities previously issued by Northwestern Mutual or other insurance companies or as distributions of termination benefits from tax-qualified pension or profit-sharing plans or trusts or annuity purchase plans.

We also offer the Contracts for use in non tax-qualified situations (i.e., contributions are taxable).

CONTRIBUTION LIMITATIONS AND GENERAL REQUIREMENTS APPLICABLE TO CONTRACTS

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the contribution limits and withdrawal and portability restrictions of tax qualified plans. These changes are reflected below. Although the Act generally becomes effective in 2002, many provisions are phased in over a ten-year period. Also all of these changes are sunsetted or repealed in 2011, unless extended or made permanent. It is generally believed that most of the changes relating to tax qualified plans will be made permanent.

TRADITIONAL IRA If an individual has earned income, the individual and the individual's spouse are each permitted to make a maximum contribution of $2,000 in 2001 and $3,000 for years 2002 through 2004 to an IRA or IRAs for their benefit. The amount increases to $4,000 for years 2005 through 2007 and $5,000 in 2008 and is indexed thereafter. The contribution limit is reduced by contributions to any Roth IRAs of the Owner. Beginning in 2002, a catch up contribution of $500 for years 2002 through 2005 and $1,000 thereafter is allowed for owners who are age 50 or older. Contributions cannot be made after age 70 1/2. Annual contributions are generally deductible unless the Owner or the Owner's spouse is an "active participant" in a plan in another qualified plan during the taxable year. If the Owner is an "active participant" in a plan, the deduction for 2000 phases out at an adjusted gross income ("AGI") of between $32,000 - $42,000 (indexed through 2005) for single filers and between $52,000 - $62,000 (indexed through 2007) for married individuals filing jointly. If the Owner is not an "active participant" in a plan but the Owner's spouse is, the Owner's deduction phases out at an AGI of between $150,000 - $160,000.

The Owner may also make tax free rollover and direct transfer contributions to an IRA from the Owner's other IRAs or contracts purchased under tax qualified plans. The surviving spouse can also roll over the deceased Owner's IRA, tax deferred annuity or qualified plan to the spouse's own IRA or, after 2001, any other plan in which the spouse participates that accepts rollovers.

An IRA is nonforfeitable and generally cannot be transferred.

                                       29                             Prospectus

SEP An employer can make a maximum contribution to a SEP for an eligible employee of the lesser of 15% of the employee's compensation (up to $170,000) or $30,000 in 2001 and the lesser of 25% of the employee's compensation (up to $200,000, indexed) or $40,000 thereafter. Beginning in 2002, a catch up contribution of $1,000 for 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for
2005, $5,000 for 2006, and indexed thereafter is allowed for employees who are age 50 or older. The employer is allowed to match the catch up contribution for any taxable year. SEP contributions are subject to certain minimum participation and nondiscrimination requirements. Contributions and earnings thereon are not includible in the employee's gross income until distributed. The Contracts are nonforfeitable and nontransferable.

SIMPLE IRA A SIMPLE IRA can be established by an employer for any calendar year in which the employer has no more than 100 employees who each earned at least $5,000 during the preceding calendar year and the employer does not maintain another employer sponsored retirement plan. An eligible employee can elect to contribute up to $6,000 in 2001 and $7,000 in 2002 to a SIMPLE IRA. This amount is increased to $8,000 for 2003, $9,000 for 2004, $10,000 for 2005 and is
indexed thereafter. The employer must contribute either a matching contribution of up to 3% of the employee's compensation or non-elective contribution of 2% of the employee's compensation (up to $170,000 for 2001, and $200,000, (indexed thereafter) for each employee. Beginning in 2002, a catch up contribution of $500 for 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for 2005, $2,500 for
2006 and indexed thereafter is allowed for employees who are age 50 or older. The employer is allowed to match the catch up contribution for any taxable year. Contributions and earnings thereon are not includible in the employee's gross income until distributed. SIMPLE IRAs are exempt from the nondiscrimination, top-heavy and reporting rules applicable to qualified plans. The Contracts are nonforfeitable and nontransferable.

ROTH IRA If an individual has earned income, the individual and the individual's spouse are each permitted to make a maximum contribution of $2,000 in 2001 and $3,000 for years 2002 through 2004 to a Roth IRA or IRAs for their benefit. This amount is increased to $4,000 for years 2005 through 2007, $5,000 for 2008 and is indexed thereafter. The contribution limit is reduced by contributions to any traditional IRAs of the Owner. Beginning in 2002, a catch up contribution of $500 for years 2002 through 2005 and $1,000 for each year thereafter is allowed for Owners who are age 50 or older. The $2,000 limit is reduced by contributions to any traditional IRAs of the Owner. The maximum contribution is phased out at an adjusted gross income ("AGI") of between $95,000 and $110,000 for single filers, between $150,000 and $160,000 for married individuals filing jointly and between $0 and $10,000 for married individuals filing separately. Regular contributions to a Roth IRA are not deductible.

An IRA, SEP or SIMPLE IRA (after two years of participation in a SIMPLE IRA plan) may be rolled over or converted to a Roth IRA if the Owner has an AGI of $100,000 or less for the year (not including the rollover amount) and is not married filing a separate tax return. A rollover to a Roth IRA is fully taxable but is not subject to a 10% premature withdrawal penalty.

TAX DEFERRED ANNUITY Section 403(b) tax deferred annuities can be established for employees of Section 501(c)(3) tax exempt organizations and public educational organizations. An eligible employee can make salary reduction contributions to a tax deferred annuity subject, in 2001, to the employee's "exclusion allowance" as defined by the Code and an overall limit under Section 415 of the Code. After 2001, salary reduction contributions can be made up to the lesser of 100% of the employee's compensation (up to $200,000, indexed) or $40,000. Elective deferrals for all of the Owner's tax deferred annuity contracts are limited to $10,500 in 2001 and $11,000 in 2002 with catch up contributions permitted in certain circumstances. This amount is increased to $12,000 for 2003, $13,000 for 2004, $14,000 for 2005, $15,000 for 2006 and is
indexed thereafter. Beginning in 2002, a catch up contribution of $1,000 for 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005, $5,000 for 2006 and
indexed thereafter is allowed for employees who are age 50 or older. Employers are allowed to match the catch up contribution for any taxable year. Contributions and earnings thereon are not included in the employee's gross income until distributed. Tax deferred annuities are nonforfeitable and nontransferable and distributions of salary reduction contributions and earnings thereon (except those held as of December 31, 1988) cannot be withdrawn prior to age 59 1/2 except on account of separation from service (or, after 2001, severance of employment) death, disability or hardship (contributions only).

Prospectus                             30

The employer can also make contributions to a tax deferred annuity subject to the same rules that apply to qualified plans, including the minimum coverage, nondiscrimination and spousal consent requirements. ERISA disclosure rules also apply.

SECTION 457 PLAN A Section 457 deferred compensation plan can be established by a state or local government or tax-exempt organization. Contracts must be owned by a trust for the exclusive benefit of the employees and the employees' beneficiaries in a governmental plan and by the employer (subject to claims of the employer's general creditors) in a plan of a tax-exempt organization. An employee can defer under the plan the lesser of 33 1/3% of compensation or $8,500 in 2001 and, thereafter, the lesser of 100% of compensation (up to $200,000, indexed) or $11,000, or twice that limit if the employee is within 3 years of retirement. Beginning in 2002, unless the employee is within 3 years of retirement, a catch up contribution of $1,000 for 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005, $5,000 for 2006 and indexed thereafter is allowed for employees who are age 50 or older. Amounts deferred and earnings thereon are not includible in the employee's gross income until they are paid or made available to the employee or the employee's beneficiary or, after 2001 in the case of a governmental plan, until they are paid.

NONTRANSFERABLE ANNUITY Nontransferable annuity contracts are contracts held in a tax-qualified plan or trust and transferred to the employee on the employee's separation from service or the termination of the plan. These Contracts cannot accept additional purchase payments and must comply with the spousal consent requirements.

NONTAX-QUALIFIED CONTRACT There are no limitations on who can purchase a nontax-qualified annuity or the amount that can be contributed to the Contract. Contributions to nontax-qualified Contracts are not deductible. For the Contract to qualify as a nontax- qualified annuity, the Contract death proceeds must be distributed to any nonspouse beneficiary either within five years of the Owner's death or as substantially periodic payments over the beneficiary's life or life expectancy commencing within one year of the Owner's death. The surviving spouse is entitled to continue deferral under the Contract.

TAXATION OF CONTRACT BENEFITS

For Contracts held by individuals, no tax is payable as a result of any increase in the value of a Contract. Except for qualified distributions from Roth IRAs, Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the Code.

IRAS, SEPS, SIMPLE IRAS, TDAS AND SECTION 457 PLANS AND NONTRANSFERABLE ANNUITIES As a general rule, benefits received as annuity payments or upon death or withdrawal from these contracts will be taxable as ordinary income when received.

Where nondeductible contributions are made to individual retirement annuities and other tax-qualified plans, the Owner may exclude from income that portion of each benefit payment which represents a return of the Owner's "investment in the contract" as defined in Section 72 until the entire "investment in the contract" is recovered. Benefits paid in a form other than an annuity will be taxed as ordinary income when received except for that portion of the payment which represents a return of the employee's "investment in the contract." After the Owner attains age 70 1/2, a 50% penalty may be imposed on payments made from individual retirement annuities, tax-deferred annuities, nontransferable annuity Contracts and Section 457 deferred compensation plans to the extent the payments are less than certain required minimum amounts. (See "Minimum Distribution Requirements", p. 32). With certain limited exceptions, including hardship withdrawals from tax-deferred annuities, benefits from individual retirement annuities, tax-deferred annuities and nontransferable annuity Contracts are subject to the tax-free roll-over provisions of the Code. However, rollovers of SIMPLE IRAs to individual retirement arrangements within 2 years after the Owner first participates in the SIMPLE IRA plan are fully taxable.

A loan transaction, using a Contract purchased under a tax-qualified plan as collateral, will generally have adverse tax consequences. For example, such a transaction destroys the tax status of the individual retirement annuity and results in taxable income equal to the Contract value.

ROTH IRAS Qualified distributions from a Roth IRA are not taxable. A qualified distribution is a distribution (1) made at least 5 years after the issuance of the Owner's first Roth IRA, and (2) made after the Owner has attained age
59 1/2, made to

                                       31                             Prospectus
a beneficiary after the Owner's death, attributable to the Owner being disabled, or used to pay acquisition expenses of a qualified first time home purchase. A nonqualified distribution is taxable as ordinary income only to the extent it exceeds the "investment in the contract" as defined in Section 72. Distributions are not required to be made from a Roth IRA before the Owner's death.

A withdrawal from a Roth IRA of part or all of an IRA rollover contribution within 5 years of the rollover is subject to a 10% premature withdrawal penalty (unless an exception applies). Rollover contributions are treated as withdrawn after regular contributions for this purpose.

A regular or conversion contribution to a Roth IRA can be recharacterized to an IRA in a trustee-to-trustee transfer provided the transfer includes the net income or loss allocable to the contribution and is completed by the due date for filing the Owner's federal income tax return for the year the contribution was made. The recharacterized amount will be treated for tax purposes as originally made from the IRA. Recharacterized amounts can be reconverted to a Roth IRA once each calendar year. Benefits from a Roth IRA can be rolled over or transferred directed only to another Roth IRA.

NONQUALIFIED CONTRACTS Benefits received as annuity payments from nontax-qualified Contracts will be taxable as ordinary income to the extent they exceed that portion of each payment which represents a return of the "investment in the contract" as defined in Section 72 until the entire "investment in the contract" is recovered. Benefits received in a lump sum from these Contracts will be taxable as ordinary income to the extent they exceed the "investment in the contract." A partial withdrawal or collateral assignment prior to the Maturity Date will result in the receipt of gross income by the Owner to the extent that the amounts withdrawn or assigned do not exceed the excess (if any) of the total value of Accumulation Units over total purchase payments paid under the Contract less any amounts previously withdrawn or assigned. Thus, any investment gains reflected in the Contract values are considered to be withdrawn first and are taxable as ordinary income. For Contracts issued after October 21, 1988, investment gains will be determined by aggregating all nontax-qualified deferred Contracts we issue to the Owner during the same calendar year.

A special rule applies to certain nonqualified Contracts not held by individuals, such as Contracts purchased by corporate employers in connection with deferred compensation plans. With respect to purchase payments paid after February 28, 1986, these Contracts will not be taxed as annuity Contracts and increases in the value of the Contracts will be taxable in the year earned. One or more nontax-qualified Contracts can be wholly or partially exchanged for one or more other annuity contracts under Section 1035 of the Code without recognition of gain or loss.

PREMATURE WITHDRAWALS A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, Roth IRAs, tax deferred annuities, nontransferable annuity Contracts and nonqualified deferred annuities. The penalty tax increases to 25% for non-exempt withdrawals from SIMPLE IRAs within 2 years after the Owner first participates in the SIMPLE IRA plan. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1/2 and for certain substantially equal periodic payments for life. Additional exceptions for certain large medical expenses, reimbursement of health insurance premiums paid while the Owner was unemployed, qualified education expenses and first time home purchases apply to IRAs and Roth IRAs.

MINIMUM DISTRIBUTION REQUIREMENTS All of the Contracts are required to satisfy some form of minimum distribution requirement. A 50% excise tax applies for each violation of these requirements.

1. IRAs, SEPs, Simple IRAs, TDAs, Section 457 Plans and Nontransferable Annuities As a general rule, the Owner of these Contracts is required to take certain distributions during the Owner's life and the beneficiary designated by the Owner is required to take the balance of the Contract value within certain specified periods following the Owner's death.

The Owner must take the first required distribution by the "required beginning date" and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be made over the life or life expectancy of the Owner or the lives or life expectancies of the Owner and the Owner's beneficiary. The required beginning date for IRAs, SEPs and Simple IRAs is April 1 of the calendar year following the calendar year the Owner attains age 70 1/2. The

Prospectus                             32
required beginning date for TDAs, Section 457 plans and nontransferable annuities is April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2 or retires, if later.

Upon the death of the Owner, the Owner's beneficiary must take distributions under one of the following two rules.

If the Owner dies on or after the required beginning date, any remaining interest in the Contract must be distributed at least as rapidly as it was under the method of distribution in effect on the date of death.

If the Owner dies before the required beginning date, the Owner's entire interest must be distributed by December 31 of the calendar year containing the fifth anniversary of the Owner's death. If the Contract value is payable to a beneficiary designated by the Contract, the Contract value may be paid over the life or life expectancy of that beneficiary, provided distribution begins by December 31 of the calendar year following the year of the Owner's death. Certain additional requirements apply to Section 457 plans in 2001. Except in the case of Section 457 plans in 2001, if the sole designated beneficiary is the Owner's spouse, the spouse may roll over the Contract into an IRA owned by the spouse or, after 2001, to any other plan in which the spouse participates that accepts rollovers.

On January 11, 2001, the IRS released proposed regulations that simplify and change some of the required minimum distribution rules. Significant changes include the provision of a new uniform table to calculate the required minimum distributions during the Owner's lifetime and the ability to calculate all post-death required distributions based on the designated beneficiary's life expectancy. The proposed regulations will be applicable for determining required minimum distributions for calendar years beginning on or after January 1, 2002, but the taxpayer can rely on them to determine required minimum distributions for calendar year 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, requires the new uniform table and all life expectancy tables under the proposed regulations to be updated to reflect current life expectancy.

2. Roth IRAs The Owner of a Roth IRA is not required to take required minimum distributions during the Owner's lifetime. However, the beneficiary designated by the Owner is required to take distributions pursuant to the minimum distribution requirements for Owners dying before the required beginning date, discussed above.

3. Nonqualified Contracts The Owner of a nontax-qualified Contract is not required to take required minimum distributions during the Owner's lifetime. However, the designated beneficiary is required to take distributions pursuant to rules similar to the at death minimum distribution requirements for IRAs.

MANDATORY WITHHOLDING Benefit payments from tax-deferred annuities and nontransferable annuity contracts will be subject to mandatory 20% withholding unless (1) the payments from the tax-deferred annuities are rolled over directly to another tax-deferred annuity or an individual retirement arrangement, or the payments from the nontransferable annuity contracts are rolled over directly to another nontransferable annuity contract, a tax-qualified plan or an individual retirement arrangement, (2) they are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee's beneficiary) or over a period of 10 years or more, or (3) they are "required minimum distributions." After 2001, payments from individual retirement arrangements, tax deferred annuities, governmental nontransferable annuity contracts and qualified plans can be rolled over directly to an individual retirement arrangement or a tax deferred annuity, governmental nontransferable annuity contract that separately accounts for the amount rolled over or qualified plan, provided they accept such rollovers.

TAXATION OF NORTHWESTERN MUTUAL

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Account. We are currently making no charge. (See "Net Investment Factor", p. 22 and "Deductions", below.

OTHER CONSIDERATIONS

You should understand that the tax rules for annuities and qualified plans are complex and cannot be readily summarized. The foregoing discussion does not address special rules applicable in many situations, rules governing Contracts issued or purchase payments made in past years, current legislative proposals or state or other law. We do not intend this discussion as tax advice. Before you purchase a Contract, we advise you to consult qualified tax counsel.

                                       33                             Prospectus

DEDUCTIONS

We will make the following deductions:

SALES LOAD For the Front Load Contract we deduct a sales load from all purchase payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We base the deduction on cumulative purchase payments we have received and the rates in the table below:

        CUMULATIVE PURCHASE PAYMENTS
           PAID UNDER THE CONTRACT               RATE
        ----------------------------             ----
First $100,000...............................    4.5%
Next $400,000................................    2.0%
Next $500,000................................    1.0%
Balance over $1,000,000......................    0.5%

MORTALITY RATE AND EXPENSE RISK CHARGES

Amount of Mortality Rate and Expense Risk Charges. The net investment factor (see "Net Investment Factor", p. 22) we use in determining the value of Accumulation and Annuity Units reflects a deduction on each valuation date for mortality rate and expense risks we have assumed. For the Front Load Contract, the deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.5% of the assets of the Account. For the Back Load Contract the deduction for Class B Accumulation Units and Class B Annuity Units is at a current annual rate of 1.25% of the assets of the Account. For the Back Load Contracts the deduction for Class A Accumulation Units and Class A Annuity Units is at a current annual rate of 0.5% of the assets of the Account. Our Board of Trustees may increase or decrease the deduction, but in no event may the deduction exceed an annual rate of 0.75% for the Front Load Contract, 1.50% for the Back Load Contract Class B Accumulation and Annuity Units, and 0.75% for the Back Load Contract Class A Accumulation and Annuity Units. We will not increase the deduction for mortality and expense risks for at least five years from the date of this prospectus.

Reduction in Mortality Rate and Expense Risk Charges. For the Back Load Contracts we convert Class B Accumulation Units to Class A Accumulation Units on a Contract anniversary if the Contract value is at least $25,000 and the purchase payment which paid for the Class B Accumulation Units has reached Category Zero, that is, its withdrawal charge rate is 0%. See "Withdrawal Charge" p. 35.

As a result of the conversion, the mortality rate and expense risks charge is reduced from 1.25% to 0.50% on these units based on current rates. The conversion amount includes the purchase payment in Category Zero and a proportionate share of investment earnings. We allocate the conversion amount proportionately to each Division, and we adjust the number of Accumulation Units in each Division to reflect the relative values for Class A and Class B Accumulation Units on the date of the conversion. The same conversion process and a similar result applies to amounts in the Guaranteed Interest Fund. We do not convert Class A Accumulation Units back to Class B Accumulation Units even if the value of your Contract falls below $25,000. We do not convert Annuity Units from Class B to Class A.

Risks and Expenses. The risks we assume are (a) the risk that annuity payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected, and (b) the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts. We assume these risks for the duration of the Contract. The deduction for these risks is the only expense item paid by the Account to date. The mutual funds pay expenses which are described in the attached prospectuses for the mutual funds.

The net investment factor also reflects the deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the mutual funds as described under "Substitution and Change", p. 27, and any applicable taxes, i.e., any tax liability we have paid or reserved for resulting from the maintenance or operation of a Division of the Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see "Taxation of Northwestern Mutual", p. 33), nor do we anticipate that maintenance or operation of the Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Account or to deduct any such tax liability in the computation of the net investment factor for such Contracts. Our right to make deductions for

Prospectus                             34
expenses resulting from a substitution of securities may be restricted by the Investment Company Act of 1940.

CONTRACT FEE On each Contract anniversary prior to the maturity date we make a deduction of $30 for administrative expenses relating to a Deferred Contract during the prior year. We make the charge by reducing the number of Accumulation Units credited to the Contract. For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Account Divisions. We cannot increase this charge. The charge is intended only to reimburse us for our actual administrative expenses. We currently are waiving the charge if the Contract value on the Contract anniversary is $25,000 or more.

WITHDRAWAL CHARGE

Withdrawal Charge Rates. For Back Load Contracts, a withdrawal charge free amount is available on a Contract if the Contract value is at least $10,000 on the Contract anniversary preceding the withdrawal. For each Contract year after the first one, the withdrawal charge free amount is 10% of the value of the Class B Accumulation Units on the last Contract anniversary. Otherwise, we will deduct a withdrawal charge for sales expenses if you withdraw Class B Accumulation Units for cash. We will base the withdrawal charge on the Categories and the Rates in the table below. We base the amount in each Category on cumulative purchase payments you have made and on the number of Contract anniversaries that have occurred since you made each purchase payment.

                  CATEGORY                       RATE
                  --------                       ----
Eight........................................    6%
Seven........................................    6%
Six..........................................    6%
Five.........................................    5%
Four.........................................    4%
Three........................................    3%
Two..........................................    2%
One..........................................    1%
Zero.........................................    0%

The first $100,000 of total purchase payments paid over the life of the Contract start in Category Eight, the next $400,000 start in Category Four, and all additional purchase payments paid start in Category Two. As of each Contract anniversary, we move any amount in a Category to the next lower Category until the Contract anniversary on which that amount reaches Category Zero. The total withdrawal charge will be the sum of all the results calculated by multiplying the amount in each Category by the Rate for that Category. The amounts we use will be taken first from the withdrawal charge free amount; next from the Class A Accumulation Units; next from the Class B Accumulation Units in the order that produces the lowest withdrawal charge; and last from any remaining value in the contract. However, any amounts we use to determine the charge for a partial withdrawal will not be used to determine subsequent withdrawal charges.

Waiver of Withdrawal Charges. When we receive proof of death of the Primary Annuitant, we will waive withdrawal charges applicable at the date of death by moving purchase payments received prior to the date of death to Category Zero.

We will waive the withdrawal charge if the Primary Annuitant has a terminal illness, or is confined to a nursing home or hospital after the first contract year, in accordance with the terms of the Contract. You may not make purchase payments after we are given proof of a terminal illness or confinement.

We will make no withdrawal charge when you select a variable payment plan. However, we will make the withdrawal charge if you make a withdrawal, or partial withdrawal, within five years after the beginning of a variable payment plan which is not contingent on the payee's life (Plan 1).

For fixed payment plans the Contract provides for deduction of the withdrawal charge when the payment plan is selected. By current administrative practice, we will waive the withdrawal charge upon selection of a fixed payment plan for a certain period of 12 years or more (Plan 1) or any fixed payment plan which involves a life contingency (Plans 2 or 3) if you select the payment plan after the Contract has been in force for at least one full year.

Withdrawal Charges and Our Sales Expenses. The amount of withdrawal charges we collect from the Back Load Contracts as a group will depend on the volume and timing of withdrawal transactions. We are unable to determine in advance whether this amount will be greater or less than the sales expenses we incur in connection with those Contracts,

                                       35                             Prospectus
but based on the information presently available we believe it is more likely than not that the sales expenses we incur will be greater than the withdrawal charges we receive. We bear this risk for the duration of the Contracts. We will pay any excess of sales expenses over withdrawal charges from our general assets. These assets may include proceeds from the charge for annuity rate and expense risks described above.

ENHANCED DEATH BENEFIT CHARGE On each Contract anniversary on which the enhanced death benefit is in effect, we deduct from the Contract value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. We deduct the charge from the Divisions of the Account and the Guaranteed Interest Fund in proportion to the amounts you have invested.

PREMIUM TAXES The Contracts provide for the deduction of applicable premium taxes, if any, from purchase payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 3.5% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from purchase payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future.

EXPENSES FOR THE PORTFOLIOS AND FUNDS The expenses borne by the Portfolios and Funds in which the assets of the Account are invested are described in the prospectuses for Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds. See the prospectuses attached to this prospectus.

CONTRACTS ISSUED PRIOR TO MARCH 31, 2000 During the period prior to March 31, 2000 and after March 31, 1995 we issued both Front Load Contracts and Back Load Contracts. For the Front Load Contracts the deduction for sales expenses is 4% on the first $100,000, 2% on the next $400,000, 1% the next $500,000, and 0.5%
on purchase payments in excess of $1 million, based on total cumulative purchase payments paid under the Contract. The charge against Accumulation Units for mortality and expense risks is 0.4% of the assets of the Account, which we may raise to a maximum rate of 0.75%. The charge against Annuity Units for mortality and expense risks is zero, which we may raise to a maximum rate of 0.75%. For the Back Load Contracts there is a surrender charge of 8% on the first $100,000 of purchase payments, 4% on the next $400,000, 2% on the next $500,000, and 1% on purchase payments in excess of $1 million, based on total cumulative purchase payments paid under the Contract. The surrender charge applicable for each purchase payment reduces by 1% on each Contract anniversary. A withdrawal charge free amount is available, but the amount is limited by the excess of the Contract value over the cumulative purchase payments on the date of the withdrawal. The charge for mortality and expense risks for these Contracts is 1.25% of the assets of the Account, which we may raise to a maximum annual rate of 1.50%. The Annual Contract fee is $30. We currently waive the Contract fee if the Contract value is $50,000 or more.

CONTRACTS ISSUED PRIOR TO MARCH 31, 1995 For Contracts issued prior to March 31, 1995 and after December 16, 1981 there is no front-end sales load but there is a surrender charge of 8% on the first $25,000 of purchase payments, 4% on the next $75,000 and 2% on purchase payments in excess of $100,000, based on total cumulative purchase payments paid under the Contract. The surrender charge applicable for each purchase plan reduces by 1% on each Contract anniversary. A withdrawal charge free amount is available, but the amount is limited by the excess of the Contract value over the cumulative purchase payments on the date of the withdrawal. The charge for mortality and expense risks for those Contracts is 1.25% of the assets of the Account. The annual Contract fee is the lesser of $30 or 1% of the Contract value. See the table of accumulation unit values on page 15.

CONTRACTS ISSUED PRIOR TO DECEMBER 17, 1981 For Contracts issued prior to December 17, 1981 there is no surrender charge, but purchase payments are subject to a deduction for sales expenses. The deduction is 8% on the first $5,000 received during a single Contract year as defined in the Contract, 4% on the next $20,000, 2% on the next $75,000 and 1% on the excess over $100,000. The charge for mortality and expense risks for these Contracts is 0.75% of the assets of the Account, which we may raise to a maximum annual rate of 1%. There is no annual Contract fee. See the table of accumulation unit values on page 17.

Prospectus                             36

CERTAIN NONTAX-QUALIFIED CONTRACTS For nontax-qualified Contracts issued after December 16, 1981 and prior to May 1, 1983 purchase payments paid under the Contract are subject to a deduction of 3% on the first $25,000 of purchase payments, 2% on the next $75,000 and 1% on amounts in excess of $100,000, based on total cumulative purchase payments paid under the Contract. The charge for mortality and expense risks for these Contracts is 0.75% of the assets of the Account, which we may raise to a maximum annual rate of 1%.

DIVIDENDS FOR CONTRACTS ISSUED PRIOR TO MARCH 31, 2000 During the year 2001 we are paying dividends on approximately 23% of the in-force variable annuity Contracts we issued prior to March 31, 2000. Dividends are not guaranteed to be paid in future years. The dividend amount is volatile since it is based on the average variable Contract value which is defined as the value of the Accumulation units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract's interest in the Account.

Dividends on these variable annuities arise principally as a result of more favorable expense experience than that which we assumed in determining deductions. Such favorable experience is generated primarily by older and/or larger Contracts, which have a mortality and expense risk charge of at least 0.75%. In general, we are not paying dividends on Contracts with an average variable Contract value of less than $25,000, and over half of those with a value above $25,000 will receive dividends. The expected dividend payout for the year 2001 represents about 0.52% of the average variable Contract value for those Contracts that will receive dividends. The maximum dividend we are paying on a specific contract is about 0.75%.

We pay any dividend for a Contract on the anniversary date of that Contract. We apply the dividend as a net purchase payment unless you elect to have the dividend paid in cash. In the case of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Internal Revenue Code, dividends cannot be paid in cash but must be applied as net purchase payments under the Contract.

INTERNAL ANNUITY EXCHANGE As a matter of current practice, we permit owners of fixed dollar annuities we have previously issued to exchange those contracts for Front Load or Back Load Contracts without paying a second charge for sales expenses. This rule is subject to a number of exceptions and qualifications we may change or withdraw at any time.

In general, we permit only one such transaction in any 12-month period. Currently we make no charges on these transactions. Transactions on this basis are subject to a limit of 20% of the amount held under the fixed annuity Contract in any 12-month period, but we are presently waiving this limit.

Amounts exchanged from a fixed contract which provides for a surrender charge are not charged for sales expenses when the exchange is effected. We place these amounts in the same withdrawal charge category under the new Back Load Contract as they were before. We place exchange proceeds from fixed contracts which have no surrender charge provisions in the 0% withdrawal charge category. As an alternative, exchange proceeds from such a fixed contract may be added to a Front Load Contract or to a Deferred Contract issued prior to December 17, 1981 without any deduction for sales expenses.

Fixed annuity contracts (which are not described in this prospectus) are available in exchange for the Contracts on a comparable basis.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE CONTRACTS

We sell the Contracts through individuals who are licensed insurance agents appointed by Northwestern Mutual and are registered representatives of Northwestern Mutual Investment Services, LLC, our wholly-owned company. Northwestern Mutual Investment Services, LLC is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Northwestern Mutual Investment Services, LLC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers. Where state law requires, these agents will also be licensed securities salesmen. Commissions paid to the agents on sales of the Contracts will not exceed 4% of purchase payments.

                                       37                             Prospectus

 ---------------------------------------------

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

                                                       PAGE
                                                       ----
  DISTRIBUTION OF THE CONTRACTS......................   B-2
  DETERMINATION OF ANNUITY PAYMENTS..................   B-2
    Amount of Annuity Payments.......................   B-2
    Annuity Unit Value...............................   B-3
    Illustrations of Variable Annuity Payments.......   B-3
  VALUATION OF ASSETS OF THE ACCOUNT.................   B-4
  TRANSFERABILITY RESTRICTIONS.......................   B-4
  PERFORMANCE DATA...................................   B-4
  EXPERTS............................................   B-6
  FINANCIAL STATEMENTS OF THE ACCOUNT (as of December
    31, 2000 and for each of the two years in the
    period ended December 31, 2000)..................   B-8

                                                       PAGE
                                                       ----
  REPORT OF INDEPENDENT ACCOUNTANTS (as of December
    31, 2000 and for each of the two years in the
    period ended December 31, 2000)..................   B-8
  FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL (as of
    December 31, 2000 and 1999 and for each of the
    three years in the period ended December 31,
    2000)............................................  B-21
  REPORT OF INDEPENDENT ACCOUNTANTS (as of December
    31, 2000 and 1999 and for each of the three years
    in the period ended December 31, 2000)...........  B-21

--------------------------------------------------------------------------------

        This Prospectus sets forth concisely the information about NML Variable Annuity Account B that a prospective investor ought to know before investing. Additional information about Account B has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from The Northwestern Mutual Life Insurance Company. To receive a copy, return the request form to the address listed below, or telephone 1-888-455-2232.
         -----------------------------------------------------------------------
            TO: The Northwestern Mutual Life Insurance Company

            Annuity and Accumulation Products Marketing Department
            Room E12J
            720 East Wisconsin Avenue
            Milwaukee, WI 53202

            Please send a Statement of Additional Information for NML Variable Annuity Account B to:

            Name  ____________________________________

            Address  _________________________________
             _________________________________________

            City ______________ State  ____  Zip  ____

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.


N O R T H W E S T E R N  M U T U A L

VARIABLE ANNUITY CONTRACTS
 Nontax-Qualified Annuities                Individual Retirement Annuities
 Roth IRAs                                 Simplified Employee Pension Plan IRAs
 SIMPLE IRAs                               Tax-Deferred Annuities
 457 Deferred Compensation Plan Annuities  Non-Transferable Annuities

NML VARIABLE ANNUITY ACCOUNT B

NORTHWESTERN MUTUAL SERIES FUND, INC.

RUSSELL INSURANCE FUNDS


P  r  o  s  p  e  c  t  u  s  e  s


Investment Company Act File Nos. 811-3990 and 811-5371

[NORTHWESTERN MUTUAL LOGO]

PO Box 3095
Milwaukee,  WI  53201-3095

Change Service Requested

                       STATEMENT OF ADDITIONAL INFORMATION


                           VARIABLE ANNUITY CONTRACTS
          (for Individual Retirement Annuities, Tax-Deferred Annuities
                            and Non-Qualified Plans)

                         NML VARIABLE ANNUITY ACCOUNT B
                                (the "Account"),
                        a separate investment account of
                 The Northwestern Mutual Life Insurance Company
                             ("Northwestern Mutual")


--------------------------------------------------------------------------------

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the prospectus for the Contracts. A copy of the prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.

--------------------------------------------------------------------------------

         The Date of the Prospectus to which this Statement of Additional Information Relates is July 31, 2001.

         The Date of this Statement of Additional Information is July 31, 2001.

                          DISTRIBUTION OF THE CONTRACTS

         The Contracts are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS").

         NMIS may be considered the underwriter of the Contracts for purposes of the federal securities laws. The following amounts of commissions were paid on sales of the Contracts during each of the last three years:

                        Year                    Amount
                        ----                    ------
                        2000                  $20,848,898
                        1999                  $21,569,657
                        1998                  $20,405,686

                        DETERMINATION OF ANNUITY PAYMENTS

         The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: "Variable Payment Plans", p. 18, including "Description of Payment Plans", p. 18, "Amount of Annuity Payments", p. 18, and "Assumed Investment Rate", p. 19; "Dividends",
p. 20; "Net Investment Factor", p. 17; and "Deductions", p. 25.

         AMOUNT OF ANNUITY PAYMENTS The amount of the first annuity payment under a variable Payment Plan will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age and sex. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Payment Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 1983 a Table with Projection Scale G and age adjustment.

         Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of a Payment Plan a Contract will not share in the divisible surplus of Northwestern Mutual.

         The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

         The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

         ANNUITY UNIT VALUE The value of an Annuity Unit for each Division was established at $1.00 as of the date operations began for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.

         The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the annuity rate tables.

         ILLUSTRATIONS OF VARIABLE ANNUITY PAYMENTS To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for a male, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.

         (1)      Assumed number of Accumulation Units in Balanced
                  Division on maturity date..................................   25,000

         (2)      Assumed Value of an Accumulation Unit in Balanced
                  Division at maturity.......................................   $2.000000

         (3)      Cash Value of Contract at maturity, (1) X (2)..............   $50,000

         (4)      Assumed applicable monthly payment rate per $1,000
                  from annuity rate table....................................   $5.35

         (5)      Amount of first payment from Balanced Division,
                  (3) X (4) divided by $1,000................................   $267.50

         (6)      Assumed Value of Annuity Unit in Balanced Division
                  at maturity................................................   $1.500000

         (7)      Number of Annuity Units credited in Balanced Division,
                  (5) divided by (6).........................................   178.33

The $50,000 value at maturity provides a first payment from the Balanced Division of $267.50, and payments thereafter of the varying dollar value of
178.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 178.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be
178.33 multiplied by $1.501000, or $267.68.

         However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 178.33 X $1.499000, or $267.32.

         For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

                       VALUATION OF ASSETS OF THE ACCOUNT

         The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

                          TRANSFERABILITY RESTRICTIONS

         Ownership of a Contract purchased as a tax-deferred annuity pursuant to
Section 403(b) of the Internal Revenue Code of 1954, as amended (the "Code") cannot be changed and the Contract cannot be sold, assigned or pledged as collateral for a loan, or for any other purpose, to any person other than Northwestern Mutual. Similar restrictions are applicable to Contracts purchased in exchange transactions by persons who have received fixed dollar policies as distributions of termination benefits from tax-qualified corporate or HR-10 plans or trusts. Ownership of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Code cannot be transferred except in limited circumstances involving divorce.

                                PERFORMANCE DATA

         Standardized performance data in advertisements will show the average annual total return for each Division of the Account, according to the following formula prescribed by the Securities and Exchange Commission:

                               P(1 + T)(n) = ERV

                         Where:

               P     =   a hypothetical initial payment of $1000
               T     =   average annual total return
               n     =   number of years
               ERV   =   ending redeemable value of a hypothetical $1000
                         payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5, or 10 year periods
                         (or fractional portion thereof)

Average annual total return is the annual compounded rate of return that would have produced the ending surrender value under a Contract if the owner had invested in a specified Division over the stated period and investment performance had remained constant throughout the period. The calculation assumes a single $1,000 purchase payment made at the beginning of the period and surrender of the Contract at the end of the period. It reflects a deduction for all Account, Fund and Contract level charges, including the 4.5% initial sales load for the Front Load Contract and the withdrawal charge for the Back Load Contract. The $30 annual Contract fee is reflected as .02% for the Front Load Contract and .15% for the Back Load based on the annual contract fees collected divided by the assets of the sub-account. For the Front Load Contract the data will assume a minimum initial purchase payment of $10,000 and the amounts will be divided by 10 to conform the presentation to the $1,000 purchase payment assumption required by the prescribed formula.

         The following table shows the standardized average annual total return data for each Division of the Account for the period ended December 31, 2000:

                               FRONT LOAD CONTRACT

DIVISION                                      1-YEAR              5-YEAR             10-YEAR          INCEPTION*
-----------------------------------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock                          1.38                NA                 NA                45.92
Aggressive Growth Stock                         0.88              15.41              19.15                  NA
Franklin Templeton International               -5.75              10.07                NA                11.30
  Equity
Index 400 Stock                                11.36                NA                 NA                14.41
Growth Stock                                   -7.36              17.19                NA                17.40
J.P. Morgan Select                            -11.61              12.31                NA                13.55
   Growth and Income Stock
Index 500 Stock                               -13.31              16.66              16.12                 NA
Balanced                                       -5.15              11.10              11.54                 NA
High Yield Bond                                -9.36               3.78                NA                 5.58
Select Bond                                     4.71               4.21               6.70                 NA
Money Market                                    0.98               4.00               3.90                 NA
Russell Insurance Funds
Multi-Style Equity                            -16.64                NA                 NA                -6.49
Aggressive Equity                              -5.62                NA                 NA                 2.57
Non-U.S.                                      -18.71                NA                 NA                 0.93
Real Estate Securities                         20.88                NA                 NA                 6.86
Core Bond                                       4.51                NA                 NA                 1.94
-----------------------------------------------------------------------------------------------------------------

                               BACK LOAD CONTRACT

DIVISION                                      1-YEAR              5-YEAR             10-YEAR          INCEPTION*
-----------------------------------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock                          -0.77              NA                  NA                46.00
Aggressive Growth Stock                         -1.29             15.01               18.65                NA
Franklin Templeton International                -8.17              9.57                NA                10.94
  Equity
Index 400 Stock                                  9.59               NA                 NA                13.37
Growth Stock                                    -9.84             16.82                NA                17.07
J.P. Morgan Select Growth                      -14.26             11.86                NA                13.20
   and Income Stock
Index 500 Stock                                -16.02             16.27                NA                15.64
Balanced                                        -7.55             10.62               11.08                NA
High Yield Bond                                -11.92              3.12                NA                 5.17
Select Bond                                      2.68              3.57                6.25                NA
Money Market                                    -1.18              3.36                3.47                NA
Russell Insurance Funds
Multi-Style Equity                             -19.48               NA                 NA                -8.42
Aggressive Equity                               -8.04               NA                 NA                 1.04
Non-U.S.                                       -21.62               NA                 NA                -0.67
Real Estate Securities                         -19.47               NA                 NA                 5.52
Core Bond                                        2.48               NA                 NA                 0.39
-----------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY DIVISION BEGAN APRIL 1993; GROWTH STOCK, GROWTH AND INCOME STOCK AND HIGH YIELD BOND DIVISIONS BEGAN MAY 1994; SMALL CAP GROWTH, INDEX 400 STOCK AND THE RUSSELL INSURANCE FUNDS BEGAN APRIL 1999.

         Non-standardized performance data are calculated on the same basis as the standardized total return data, except that the 4.5% initial sales load for the Front Load Contract is not reflected and it is assumed that the Back Load Contract remains in force at the end of the period. The annual Contract fee of $30 is also not reflected.

         The following table shows the non-standardized average annual total return data for each Division of the Account for the period ended December 31, 2000:

                               FRONT LOAD CONTRACT

DIVISION                                      1-YEAR              5-YEAR             10-YEAR          INCEPTION*
-----------------------------------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock                          6.18                NA                 NA                50.01
Aggressive Growth Stock                         5.65              16.50                19.72              NA
Franklin Templeton International               -1.28              11.11                NA                11.99
  Equity
Index 400 Stock                                16.63                NA                 NA                17.62
Growth Stock                                   -2.97              18.30                NA                18.24
J.P. Morgan Select Growth                      -7.43              13.38                NA                14.35
   and Income Stock
Index 500 Stock                                -9.21              17.76                16.68             20.08
Balanced                                       -0.67              12.15                12.08              NA
High Yield Bond                                -5.07               4.76                NA                 6.33
Select Bond                                     9.66               5.20                 7.21              NA
Money Market                                    5.76               4.99                 4.40              NA
Russell Insurance Funds
Multi-Style Equity                            -12.70                NA                 NA                -3.87
Aggressive Equity                              -1.16                NA                 NA                 5.44
Non-U.S.                                      -14.86                NA                 NA                 3.76
Real Estate Securities                         26.61                NA                 NA                 9.86
Core Bond                                       9.45                NA                 NA                 4.80
-----------------------------------------------------------------------------------------------------------------

                               BACK LOAD CONTRACT

DIVISION                                      1-YEAR              5-YEAR             10-YEAR          INCEPTION*
-----------------------------------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock                          5.39                NA                 NA                48.90
Aggressive Growth Stock                         4.86               15.63               18.83              NA
Franklin Templeton International               -2.02               10.28               NA                11.16
  Equity
Index 400 Stock                                15.76               NA                  NA                16.74
Growth Stock                                   -3.70               17.42               NA                17.35
J.P. Morgan Select Growth                      -8.12               12.53               NA                13.50
   and Income Stock
Index 500 Stock                                -9.88               16.88               15.82              NA
Balanced                                       -1.40               11.32               11.24              NA
High Yield Bond                                -5.78                3.97               NA                 5.54
Select Bond                                     8.85                4.41                6.41              NA
Money Market                                    4.98                4.20                3.63              NA
Russell Insurance Funds
Multi-Style Equity                            -13.35                NA               NA                  -4.58
Aggressive Equity                              -1.89                NA               NA                   4.66
Non-U.S.                                      -15.49                NA               NA                   2.99
Real Estate Securities                         25.66                NA               NA                   9.04
Core Bond                                       8.64                NA               NA                   4.02
-----------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY DIVISION BEGAN APRIL 1993; GROWTH STOCK, GROWTH AND INCOME STOCK AND HIGH YIELD BOND DIVISIONS BEGAN MAY 1994; SMALL CAP GROWTH, INDEX 400 STOCK AND THE RUSSELL INSURANCE FUNDS BEGAN APRIL 1999.


         Advertisements with performance data may compare the average annualized total return figures for one or more of the Divisions to (1) the Standard & Poor's 500 Composite Stock Price Index, Wilshire Index, 1750 Index, EAFE Index, Merrill Lynch Domestic Master Index, Lehman Brothers High Yield Intermediate Market Index or other indices measuring performance of a relevant group of securities; (2) other variable annuity separate account tracked by Lipper Analytical Services or other ratings services; or (3) the Consumer Price Index.

                                     EXPERTS

         The financial statements of the Account as of December 31, 2000 and for each of the two years in the period ended December 31, 2000 and of Northwestern Mutual as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

NML VARIABLE ANNUITY ACCOUNT B
Statement of Assets and Liabilities
December 31, 2000
(in thousands)


 ASSETS
   Investments at Market Value:
     Northwestern Mutual Series Fund, Inc.
       Small Cap Growth Stock
          88,154 shares (cost $164,778)......................    $  163,614
       Aggressive Growth Stock
          258,080 shares (cost $1,142,828)...................     1,153,876
       International Equity
          334,301 shares (cost $532,140).....................       545,914
       Index 400 Stock
          82,821 shares (cost $95,938).......................        94,748
       Growth Stock
          210,090 shares (cost $406,812).....................       518,503
       Growth and Income Stock
          300,904 shares (cost $432,099).....................       411,938
       Index 500 Stock
          406,813 shares (cost $899,706).....................     1,386,011
       Balanced
          1,306,834 shares (cost $2,067,878).................     2,658,100
       High Yield Bond
          139,387 shares (cost $139,010).....................        96,317
       Select Bond
          201,355 shares (cost $236,303).....................       232,968
       Money Market
          259,464 shares (cost $259,464).....................       259,464
     Russell Insurance Funds
       Multi-Style Equity
          5,374 shares (cost $85,615)........................        75,879
       Aggressive Equity
          2,797 shares (cost $35,794)........................        32,809
       Non-U.S
          4,247 shares (cost $54,559)........................        47,357
       Real Estate Securities
          1,894 shares (cost $18,049)........................        20,233
       Core Bond
          2,611 shares (cost $25,740)........................        26,293    $7,724,024
                                                                 ----------
   Due from Sale of Fund Shares..............................                       6,973
                                                                               ----------
            Total Assets.....................................                  $7,730,997
                                                                               ==========

 LIABILITIES
   Due to Participants.......................................                  $   12,729
   Due to Northwestern Mutual Life Insurance Company.........                       6,973
                                                                               ----------
            Total Liabilities................................                      19,702
                                                                               ----------

 EQUITY (NOTE 8)
   Contracts Issued Prior to December 17, 1981...............                     109,884
   Contracts Issued After December 16, 1981 and Prior to
     March 31, 1995..........................................                   4,373,155
   Contracts Issued On or After March 31, 1995:
     Front Load Version......................................                   1,020,259
     Back Load Version.......................................                   2,011,423
   Contracts Issued On or After March 31, 2000:
     Front Load Version......................................                      95,137
     Back Load Version.......................................                     100,074
   Contracts Issued On or After June 30, 2000:
     Fee-Based Version.......................................                       1,363
                                                                               ----------
            Total Equity.....................................                   7,711,295
                                                                               ----------
            Total Liabilities and Equity.....................                  $7,730,997
                                                                               ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      B-8         Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations
(in thousands)

                                                                           SMALL CAP GROWTH               AGGRESSIVE GROWTH
                                             COMBINED                      STOCK DIVISION #                 STOCK DIVISION
                                 --------------------------------    ----------------------------    ----------------------------
                                                                                     EIGHT MONTHS
                                    YEAR ENDED        YEAR ENDED      YEAR ENDED        ENDED         YEAR ENDED      YEAR ENDED
                                   DECEMBER 31,      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                       2000              1999            2000            1999            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income............      $   587,870        $  529,297       $  3,691        $ 1,623        $ 140,605        $ 27,399
  Annuity Rate and Expense
    Guarantees...............           89,785            79,966          1,367            114           13,947           9,338
                                   -----------        ----------       --------        -------        ---------        --------
  Net Investment Income......          498,085           449,331          2,324          1,509          126,658          18,061
                                   -----------        ----------       --------        -------        ---------        --------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments..............          531,001           206,068          3,619            152          392,026          59,354
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period...................       (1,208,683)          384,910        (12,343)        11,180         (468,707)        227,531
                                   -----------        ----------       --------        -------        ---------        --------
  Net Gain (Loss) on
    Investments..............         (677,682)          590,978         (8,724)        11,332          (76,681)        286,885
                                   -----------        ----------       --------        -------        ---------        --------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity......      $  (179,597)       $1,040,309       $ (6,400)       $12,841        $  49,977        $304,946
                                   ===========        ==========       ========        =======        =========        ========

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements         B-9

                                           INDEX 400
 INTERNATIONAL EQUITY DIVISION         STOCK DIVISION #            GROWTH STOCK DIVISION
-------------------------------   ---------------------------   ---------------------------
                                                 EIGHT MONTHS
     YEAR ENDED     YEAR ENDED     YEAR ENDED       ENDED        YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------
      $ 39,826       $ 69,655       $10,349         $  321        $ 24,138       $13,945
         6,135          5,699           604             76           5,595         4,263
      --------       --------       -------         ------        --------       -------
        33,691         63,956         9,745            245          18,543         9,682
      --------       --------       -------         ------        --------       -------

       (15,031)        78,270           100             14           4,293         2,979
       (21,692)       (44,084)       (3,008)         1,819         (42,658)       64,234
      --------       --------       -------         ------        --------       -------
       (36,723)        34,186        (2,908)         1,833         (38,365)       67,213
      --------       --------       -------         ------        --------       -------
      $ (3,032)      $ 98,142       $ 6,837         $2,078        $(19,822)      $76,895
      ========       ========       =======         ======        ========       =======

                                     B-10         Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations
(in thousands)

                                             GROWTH AND INCOME                   INDEX 500
                                              STOCK DIVISION                  STOCK DIVISION               BALANCED DIVISION
                                      -------------------------------   ---------------------------   ---------------------------
                                         YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
            (CONTINUED)                     2000             1999           2000           1999           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income..................       $ 25,735         $ 51,672      $  59,732       $ 31,626      $ 230,003       $284,717
  Annuity Rate and Expense
    Guarantees.....................          4,900            5,158         16,792         15,550         32,721         32,960
                                          --------         --------      ---------       --------      ---------       --------
  Net Investment Income............         20,835           46,514         42,940         16,076        197,282        251,757
                                          --------         --------      ---------       --------      ---------       --------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments....................         13,671            5,902         53,840         24,827         85,629         38,856
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period..............        (70,575)         (24,965)      (247,062)       206,443       (318,159)       (29,796)
                                          --------         --------      ---------       --------      ---------       --------
  Net Gain (Loss) on Investments...        (56,904)         (19,063)      (193,222)       231,270       (232,530)         9,060
                                          --------         --------      ---------       --------      ---------       --------
  Increase (Decrease) in Equity
    Derived from Investment
    Activity.......................       $(36,069)        $ 27,451      $(150,282)      $247,346      $ (35,248)      $260,817
                                          ========         ========      =========       ========      =========       ========

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements        B-11

     HIGH YIELD BOND DIVISION        SELECT BOND DIVISION          MONEY MARKET DIVISION
    ---------------------------   ---------------------------   ---------------------------
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------
      $ 11,420       $ 13,571       $15,508        $ 20,187       $15,604        $11,719
         1,099          1,319         2,429           2,641         2,585          2,547
      --------       --------       -------        --------       -------        -------
        10,321         12,252        13,079          17,546        13,019          9,172
      --------       --------       -------        --------       -------        -------

        (6,182)        (4,630)       (1,292)            294            --             --
        (9,974)        (9,614)        7,685         (22,857)           --             --
      --------       --------       -------        --------       -------        -------
       (16,156)       (14,244)        6,393         (22,563)           --             --
      --------       --------       -------        --------       -------        -------
      $ (5,835)      $ (1,992)      $19,472        $ (5,017)      $13,019        $ 9,172
      ========       ========       =======        ========       =======        =======

                                     B-12         Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations
(in thousands)

                                                                    RUSSELL                                   RUSSELL
                                                         MULTI-STYLE EQUITY DIVISION #             AGGRESSIVE EQUITY DIVISION #
                                                      -----------------------------------         -------------------------------
                                                                             EIGHT MONTHS                            EIGHT MONTHS
                                                         YEAR ENDED             ENDED              YEAR ENDED           ENDED
                                                        DECEMBER 31,         DECEMBER 31,         DECEMBER 31,       DECEMBER 31,
                  (CONTINUED)                               2000                 1999                 2000               1999
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income..............................           $  2,665              $1,443              $ 3,500             $   64
  Annuity Rate and Expense Guarantees..........                675                 135                  270                 48
                                                          --------              ------              -------             ------
  Net Investment Income........................              1,990               1,308                3,230                 16
                                                          --------              ------              -------             ------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized Gain (Loss) on Investments..........                (50)                 --                  133                (17)
  Unrealized Appreciation (Depreciation) of
    Investments During the Period..............            (11,517)              1,788               (4,205)             1,221
                                                          --------              ------              -------             ------
  Net Gain (Loss) on Investments...............            (11,567)              1,788               (4,072)             1,204
                                                          --------              ------              -------             ------
  Increase (Decrease) in Equity Derived from
    Investment Activity........................           $ (9,577)             $3,096              $  (842)            $1,220
                                                          ========              ======              =======             ======

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements        B-13

            RUSSELL                            RUSSELL                          RUSSELL
      NON-U.S. DIVISION #         REAL ESTATE SECURITIES DIVISION #      CORE BOND DIVISION #
-------------------------------   ---------------------------------   ---------------------------
                   EIGHT MONTHS                      EIGHT MONTHS                    EIGHT MONTHS
     YEAR ENDED       ENDED         YEAR ENDED           ENDED         YEAR ENDED       ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
        2000           1999            2000              1999             2000           1999
-------------------------------------------------------------------------------------------------
      $ 3,346         $  604          $  643             $ 249           $1,105         $ 502
          380             60             109                22              177            36
      -------         ------          ------             -----           ------         -----
        2,966            544             534               227              928           466
      -------         ------          ------             -----           ------         -----

          361            130             (67)              (62)             (49)           (1)
       (9,905)         2,706           2,416              (231)           1,021          (465)
      -------         ------          ------             -----           ------         -----
       (9,544)         2,836           2,349              (293)             972          (466)
      -------         ------          ------             -----           ------         -----
      $(6,578)        $3,380          $2,883             $ (66)          $1,900         $  --
      =======         ======          ======             =====           ======         =====

                                     B-14         Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Changes in Equity
(in thousands)

                                                                                                        SMALL CAP GROWTH
                                                                          COMBINED                      STOCK DIVISION #
                                                                ----------------------------      ----------------------------
                                                                                                                  EIGHT MONTHS
                                                                 YEAR ENDED      YEAR ENDED        YEAR ENDED        ENDED
                                                                DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                                    2000            1999              2000            1999
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income.....................................    $   498,085     $   449,331         $  2,324        $ 1,509
  Net Realized Gain (Loss)..................................        531,001         206,068            3,619            152
  Net Change in Unrealized Appreciation (Depreciation)......     (1,208,683)        384,910          (12,343)        11,180
                                                                -----------     -----------         --------        -------
Increase (Decrease) in Equity...............................       (179,597)      1,040,309           (6,400)        12,841
                                                                -----------     -----------         --------        -------

EQUITY TRANSACTIONS
  Contract Owners' Net Payments.............................        763,315         836,316           41,860          5,800
  Annuity Payments..........................................        (15,901)        (14,043)             (79)            (3)
  Surrenders and Other (net)................................       (602,624)       (478,867)          (8,323)          (366)
  Transfers from Other Divisions or Sponsor.................      5,800,223       1,766,343          155,807         38,489
  Transfers to Other Divisions or Sponsor...................     (5,822,543)     (1,783,287)         (67,957)        (7,980)
                                                                -----------     -----------         --------        -------
Increase (Decrease) in Equity Derived from Equity
  Transactions..............................................        122,470         326,462          121,308         35,940
                                                                -----------     -----------         --------        -------
Net Increase (Decrease) in Equity...........................        (57,127)      1,366,771          114,908         48,781

EQUITY
  Beginning of Period.......................................      7,768,422       6,401,651           48,781             --
                                                                -----------     -----------         --------        -------
  End of Period.............................................    $ 7,711,295     $ 7,768,422         $163,689        $48,781
                                                                ===========     ===========         ========        =======

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements       B-15

       AGGRESSIVE GROWTH                                                   INDEX 400
        STOCK DIVISION            INTERNATIONAL EQUITY DIVISION        STOCK DIVISION #            GROWTH STOCK DIVISION
-------------------------------   -----------------------------   ---------------------------   ---------------------------
                                                                                 EIGHT MONTHS
     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED       ENDED        YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000            1999            2000           1999           2000           1999
---------------------------------------------------------------------------------------------------------------------------
     $  126,658     $   18,061     $    33,691      $  63,956       $  9,745       $   245        $ 18,543       $  9,682
        392,026         59,354         (15,031)        78,270            100            14           4,293          2,979
       (468,707)       227,531         (21,692)       (44,084)        (3,008)        1,819         (42,658)        64,234
     ----------     ----------     -----------      ---------       --------       -------        --------       --------
         49,977        304,946          (3,032)        98,142          6,837         2,078         (19,822)        76,895
     ----------     ----------     -----------      ---------       --------       -------        --------       --------

         87,923         62,382          48,082         39,987         21,757         7,316          64,224         65,324
         (1,116)          (673)           (752)          (630)           (63)           (7)           (795)          (572)
        (83,859)       (58,870)        (36,035)       (33,344)        (2,828)         (323)        (31,980)       (23,057)
        974,210         64,476       1,444,860        396,413         68,567        19,597         118,575        111,147
       (908,583)      (155,561)     (1,446,763)      (449,369)       (23,868)       (4,217)        (82,437)       (59,550)
     ----------     ----------     -----------      ---------       --------       -------        --------       --------
         68,575        (88,246)          9,392        (46,943)        63,565        22,366          67,587         93,292
     ----------     ----------     -----------      ---------       --------       -------        --------       --------
        118,552        216,700           6,360         51,199         70,402        24,444          47,765        170,187

      1,033,918        817,218         539,182        487,983         24,444            --         470,433        300,246
     ----------     ----------     -----------      ---------       --------       -------        --------       --------
     $1,152,470     $1,033,918     $   545,542      $ 539,182       $ 94,846       $24,444        $518,198       $470,433
     ==========     ==========     ===========      =========       ========       =======        ========       ========

                                     B-16         Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Changes in Equity
(in thousands)

                                                                     GROWTH AND INCOME                     INDEX 500
                                                                       STOCK DIVISION                    STOCK DIVISION
                                                                ----------------------------      ----------------------------
                                                                 YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
(CONTINUED)                                                         2000            1999              2000            1999
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income.....................................      $ 20,835        $ 46,514         $   42,940      $   16,076
  Net Realized Gain (Loss)..................................        13,671           5,902             53,840          24,827
  Net Change in Unrealized Appreciation (Depreciation)......       (70,575)        (24,965)          (247,062)        206,443
                                                                  --------        --------         ----------      ----------
Increase (Decrease) in Equity...............................       (36,069)         27,451           (150,282)        247,346
                                                                  --------        --------         ----------      ----------

EQUITY TRANSACTIONS
  Contract Owners' Net Payments.............................        38,724          59,687            128,144         167,133
  Annuity Payments..........................................          (898)           (868)            (3,015)         (2,567)
  Surrenders and Other (net)................................       (33,663)        (27,142)          (106,598)        (85,802)
  Transfers from Other Divisions or Sponsor.................        46,036          73,083            177,597         223,692
  Transfers to Other Divisions or Sponsor...................       (83,776)        (74,859)          (212,576)       (169,952)
                                                                  --------        --------         ----------      ----------
Increase (Decrease) in Equity Derived from Equity
  Transactions..............................................       (33,577)         29,901            (16,448)        132,504
                                                                  --------        --------         ----------      ----------
Net Increase (Decrease) in Equity...........................       (69,646)         57,352           (166,730)        379,850

EQUITY
  Beginning of Period.......................................       480,677         423,325          1,550,820       1,170,970
                                                                  --------        --------         ----------      ----------
  End of Period.............................................      $411,031        $480,677         $1,384,090      $1,550,820
                                                                  ========        ========         ==========      ==========

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements       B-17

       BALANCED DIVISION           HIGH YIELD BOND DIVISION        SELECT BOND DIVISION          MONEY MARKET DIVISION
-------------------------------   ---------------------------   ---------------------------   ---------------------------
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------------------------------------
     $  197,282     $  251,757      $ 10,321       $ 12,252       $ 13,079       $ 17,546     $    13,019     $   9,172
         85,629         38,856        (6,182)        (4,630)        (1,292)           294              --            --
       (318,159)       (29,796)       (9,974)        (9,614)         7,685        (22,857)             --            --
     ----------     ----------      --------       --------       --------       --------     -----------     ---------
        (35,248)       260,817        (5,835)        (1,992)        19,472         (5,017)         13,019         9,172
     ----------     ----------      --------       --------       --------       --------     -----------     ---------

        152,600        228,829        10,736         14,760         19,043         27,862          90,968       122,518
         (7,692)        (7,284)         (278)          (308)          (611)          (729)           (272)         (359)
       (219,457)      (176,628)       (7,783)        (8,909)       (17,930)       (17,847)        (43,752)      (46,116)
         98,806        130,806        15,942         17,472         30,876         38,916       2,492,418       568,077
       (214,239)      (181,406)      (31,340)       (42,377)       (49,420)       (50,320)     (2,582,473)     (570,187)
     ----------     ----------      --------       --------       --------       --------     -----------     ---------
       (189,982)        (5,683)      (12,723)       (19,362)       (18,042)        (2,118)        (43,111)       73,933
     ----------     ----------      --------       --------       --------       --------     -----------     ---------
       (225,230)       255,134       (18,558)       (21,354)         1,430         (7,135)        (30,092)       83,105

      2,876,831      2,621,697       115,015        136,369        231,122        238,257         288,691       205,586
     ----------     ----------      --------       --------       --------       --------     -----------     ---------
     $2,651,601     $2,876,831      $ 96,457       $115,015       $232,552       $231,122     $   258,599     $ 288,691
     ==========     ==========      ========       ========       ========       ========     ===========     =========

                                     B-18         Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Changes in Equity
(in thousands)

                                                                    RUSSELL MULTI-STYLE                RUSSELL AGGRESSIVE
                                                                     EQUITY DIVISION #                 EQUITY DIVISION #
                                                                ----------------------------      ----------------------------
                                                                                EIGHT MONTHS                      EIGHT MONTHS
                                                                 YEAR ENDED        ENDED           YEAR ENDED        ENDED
                                                                DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
(CONTINUED)                                                         2000            1999              2000            1999
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income.....................................      $  1,990        $ 1,308           $  3,230        $    16
  Net Realized Gain (Loss)..................................           (50)            --                133            (17)
  Net Change in Unrealized Appreciation (Depreciation)......       (11,517)         1,788             (4,205)         1,221
                                                                  --------        -------           --------        -------
Increase (Decrease) in Equity...............................        (9,577)         3,096               (842)         1,220
                                                                  --------        -------           --------        -------

EQUITY TRANSACTIONS
  Contract Owners' Net Payments.............................        24,164         16,904              8,268          4,683
  Annuity Payments..........................................          (152)           (24)               (31)            (3)
  Surrenders and Other (net)................................        (3,803)          (279)            (2,222)           (12)
  Transfers from Other Divisions or Sponsor.................        49,518         33,711             22,808         11,989
  Transfers to Other Divisions or Sponsor...................       (33,333)        (4,479)           (11,664)        (1,531)
                                                                  --------        -------           --------        -------
Increase (Decrease) in Equity Derived from Equity
  Transactions..............................................        36,394         45,833             17,159         15,126
                                                                  --------        -------           --------        -------
Net Increase (Decrease) in Equity...........................        26,817         48,929             16,317         16,346

EQUITY
  Beginning of Period.......................................        48,929             --             16,346             --
                                                                  --------        -------           --------        -------
  End of Period.............................................      $ 75,746        $48,929           $ 32,663        $16,346
                                                                  ========        =======           ========        =======

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements       B-19

            RUSSELL                            RUSSELL                          RUSSELL
      NON-U.S. DIVISION #         REAL ESTATE SECURITIES DIVISION #      CORE BOND DIVISION #
-------------------------------   ---------------------------------   ---------------------------
                   EIGHT MONTHS                      EIGHT MONTHS                    EIGHT MONTHS
     YEAR ENDED       ENDED         YEAR ENDED           ENDED         YEAR ENDED       ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
        2000           1999            2000              1999             2000           1999
-------------------------------------------------------------------------------------------------
      $  2,966       $   544          $   534           $   227         $    928       $   466
           361           130              (67)              (62)             (49)           (1)
        (9,905)        2,706            2,416              (231)           1,021          (465)
      --------       -------          -------           -------         --------       -------
        (6,578)        3,380            2,883               (66)           1,900            --
      --------       -------          -------           -------         --------       -------

        14,890         5,356            4,410             2,060            7,522         5,715
           (64)           (6)             (18)               (2)             (65)           (8)
        (2,510)            8             (745)              (96)          (1,136)          (84)
        68,016        21,654           16,361             6,530           19,826        10,291
       (49,312)       (7,493)          (9,332)           (1,760)         (15,470)       (2,246)
      --------       -------          -------           -------         --------       -------
        31,020        19,519           10,676             6,732           10,677        13,668
      --------       -------          -------           -------         --------       -------
        24,442        22,899           13,559             6,666           12,577        13,668

        22,899            --            6,666                --           13,668            --
      --------       -------          -------           -------         --------       -------
      $ 47,341       $22,899          $20,225           $ 6,666         $ 26,245       $13,668
      ========       =======          =======           =======         ========       =======

                                     B-20         Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Notes to Financial Statements
December 31, 2000

NOTE 1 -- NML Variable Annuity Account B (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual" or "Sponsor") used to fund variable annuity contracts ("contracts") for tax-deferred annuities, individual retirement annuities and non-qualified plans. Three versions of the contract are offered: Front Load contracts with a sales charge up to 4.5% of purchase payments; Back Load contracts with a withdrawal charge of 0-8%; and Fee-Based contracts with no sales or withdrawal charges.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share.

The Funds are open-end investment companies registered under the Investment Company Act of 1940.

NOTE 4 -- Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Table with assumed interest rates of 3 1/2% or 5%. For variable payment plans issued on or after January 1, 1985, annuity reserves are based on the 1983 Table a with assumed interest rates of 3 1/2% or 5%.

NOTE 5 -- Dividend income from the Funds is recorded on the record date of the dividends. Transactions in Funds shares are accounted for on the trade date. The basis for determining cost on sale of Fund shares is identified cost. Purchases and sales of the Funds shares for the year ended December 31, 2000 by each Division are shown below:

       DIVISIONS:           PURCHASES          SALES
       ----------           ---------          -----
Small Cap Growth Stock
  Division..............  $  132,198,567   $    8,642,897
Aggressive Growth Stock
  Division..............     920,478,530      724,776,464
International Equity
  Division..............   1,354,938,345    1,312,117,703
Index 400 Stock
  Division..............      73,675,224          465,194
Growth Stock Division...      92,576,585        7,066,863
Growth & Income Stock
  Division..............      33,079,941       45,594,353
Index 500 Stock
  Division..............     100,109,239       74,045,906
Balanced Division.......     240,449,213      231,889,097
High Yield Bond
  Division..............      14,193,412       16,597,629
Select Bond Division....      22,818,123       27,582,132
Money Market Division...   2,002,285,377    2,031,761,203
Russell Multi Style
  Equity Division.......      40,869,792        2,352,495
Russell Aggressive
  Equity Division.......      22,351,774        1,823,213
Russell Non-US
  Division..............      46,001,481       12,000,185
Russell Real Estate
  Securities Division...      13,259,866        2,041,726
Russell Core Bond
  Division..............      13,336,479        1,683,210

NOTE 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued on or after June 30, 2000, for the Fee-Based version the deduction for annuity rate and expense guarantees is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to those contract and is paid to Northwestern Mutual. For those contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1%. The current

Notes to Financial Statements         B-21
charges will not be increased for five years from the date of the most recent prospectus.

For contracts issued on or after March 31, 2000, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 5/10 of 1% and 1 1/4%, respectively, of the net assets of each Division attributable to those contracts and is paid to Northwestern Mutual. For those contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 1 1/2% annual rates, respectively. The current charges will not be increased for five years from the date of the most recent prospectus.

For contracts issued on or after March 31, 1995, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 4/10 of 1% and 1 1/4%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 1 1/2% annual rates, respectively.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1 1/4% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1/2% annual rate.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 3/4 of 1% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual Life not to exceed a 1% annual rate.

Since 1995, Northwestern Mutual has paid a dividend to certain contracts. The dividend is re-invested in the Account and has been reflected as a Contract Owners' Net Deposit in the accompanying financial statements.

NOTE 7 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

                                      B-22         Notes to Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Notes to Financial Statements
December 31, 2000
(in thousands)

NOTE 8 -- Equity Values by Division are shown below:

                                                                         CONTRACTS ISSUED:
                                        ------------------------------------------------------------------------------------
                                                                                          AFTER DECEMBER 16, 1981 AND
                                              PRIOR TO DECEMBER 17, 1981                    PRIOR TO MARCH 31, 1995
                                        ---------------------------------------    -----------------------------------------
                                        ACCUMULATION       UNITS                   ACCUMULATION       UNITS
              DIVISION                   UNIT VALUE     OUTSTANDING     EQUITY      UNIT VALUE     OUTSTANDING      EQUITY
 ---------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Stock.............     $1.961375           403       $    790     $1.945087         34,272      $   66,662
 Aggressive Growth Stock............      5.986044         1,013          6,065      5.691856        118,818         676,295
 International Equity...............      2.339241         1,337          3,128      2.251266        136,786         307,942
 Index 400 Stock....................      1.306094           361            471      1.295242         26,410          34,207
 Growth Stock.......................      2.999890           677          2,032      2.901600         71,407         207,195
 Growth and Income..................      2.401649           566          1,360      2.322995         71,781         166,747
 Index 500 Stock....................      4.661278         9,314         43,414      4.432423        152,125         674,302
 Balanced...........................      8.101847         4,691         38,007      7.368231        253,369       1,866,922
 High Yield Bond....................      1.480422           111            164      1.431888         20,853          29,859
 Select Bond........................      8.375729           744          6,234      7.615016         14,470         110,189
 Money Market.......................      2.919232         1,002          2,924      2.654580         38,916         103,306
 Russell Multi-Style Equity.........      0.932346           148            138      0.924598         22,597          20,893
 Russell Aggressive Equity..........      1.088117           231            251      1.079072         10,041          10,835
 Russell Non-U.S....................      1.059216            95            101      1.050412         14,090          14,800
 Russell Real Estate Securities.....      1.165389             6              7      1.155691          5,200           6,010
 Russell Core Bond..................      1.077032             2              2      1.068073          4,950           5,286
                                                                       --------                                   ----------
   Equity...........................                                    105,088                                    4,301,450
   Annuity Reserves.................                                      4,796                                       71,705
                                                                       --------                                   ----------
   Total Equity.....................                                   $109,884                                   $4,373,155
                                                                       ========                                   ==========

                                                                         CONTRACTS ISSUED:
                                       --------------------------------------------------------------------------------------
                                              ON OR AFTER MARCH 31, 1995                   ON OR AFTER MARCH 31, 1995
                                                  FRONT LOAD VERSION                            BACK LOAD VERSION
                                       -----------------------------------------    -----------------------------------------
                                       ACCUMULATION       UNITS                     ACCUMULATION       UNITS
              DIVISION                  UNIT VALUE     OUTSTANDING      EQUITY       UNIT VALUE     OUTSTANDING      EQUITY
 ----------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Stock............     $1.972747        16,125       $   31,811     $1.945087        24,930       $   48,491
 Aggressive Growth Stock...........      2.815081        43,573          122,662      5.691856        55,935          318,372
 International Equity..............      1.940943        36,295           70,447      2.251266        65,230          146,850
 Index 400 Stock...................      1.313674        14,867           19,531      1.295242        22,153           28,693
 Growth Stock......................      2.814641        33,454           94,161      2.901600        65,153          189,048
 Growth and Income Stock...........      2.252648        32,089           72,286      2.322995        67,400          156,570
 Index 500 Stock...................      2.842665        65,635          186,580      4.432423        97,164          430,672
 Balanced..........................      2.105871        97,628          205,590      7.368231        60,157          443,249
 High Yield Bond...................      1.409248        15,642           22,044      1.431888        28,262           40,468
 Select Bond.......................      1.461268        28,493           41,636      7.615016         8,459           64,413
 Money Market......................      1.333271        58,572           78,093      2.654580        20,230           53,703
 Russell Multi-Style Equity........      0.937760        25,693           24,094      0.924598        24,592           22,738
 Russell Aggressive Equity.........      1.094433         8,881            9,720      1.079072         8,228            8,879
 Russell Non-U.S...................      1.065355        13,439           14,317      1.050412        11,778           12,372
 Russell Real Estate Securities....      1.172137         5,029            5,895      1.155691         4,955            5,726
 Russell Core Bond.................      1.083276         9,765           10,579      1.068073         6,770            7,231
                                                                      ----------                                   ----------
   Equity..........................                                    1,009,446                                    1,977,475
   Annuity Reserves................                                       10,813                                       33,948
                                                                      ----------                                   ----------
   Total Equity....................                                   $1,020,259                                   $2,011,423
                                                                      ==========                                   ==========

Notes to Financial Statements         B-23

NML VARIABLE ANNUITY ACCOUNT B
Notes to Financial Statements
December 31, 2000
(in thousands)

                                                                           CONTRACTS ISSUED:
                                           ---------------------------------------------------------------------------------
                                                 ON OR AFTER MARCH 31, 2000                ON OR AFTER MARCH 31, 2000
                                                     FRONT LOAD VERSION                         BACK LOAD VERSION
                                           --------------------------------------    ---------------------------------------
                                           ACCUMULATION       UNITS                  ACCUMULATION       UNITS
                DIVISION                    UNIT VALUE     OUTSTANDING    EQUITY      UNIT VALUE     OUTSTANDING     EQUITY
 ---------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Stock................     $0.904342         7,317       $ 6,617      1.945087         4,278       $  8,321
 Aggressive Growth Stock...............      0.901909        10,356         9,341      5.691856         2,023         11,515
 International Equity..................      0.995643         5,686         5,661      2.251266         2,538          5,714
 Index 400 Stock.......................      1.035589         4,844         5,016      1.295242         4,693          6,079
 Growth Stock..........................      0.916924         8,815         8,083      2.901600         3,640         10,561
 Growth and Income Stock...............      0.887072         3,883         3,445      2.322995         1,644          3,819
 Index 500 Stock.......................      0.888477        15,753        13,996      4.432423         3,226         14,300
 Balanced..............................      0.973123        17,720        17,244      7.368231         2,560         18,861
 High Yield Bond.......................      0.963375         1,352         1,303      1.431888           681            975
 Select Bond...........................      1.078901         3,378         3,645      7.615016           267          2,033
 Money Market..........................      1.044325        10,539        11,006      2.654580         2,855          7,579
 Russell Multi-Style Equity............      0.880119         3,416         3,007      0.924598         3,280          3,033
 Russell Aggressive Equity.............      0.930436         1,645         1,531      1.079072           963          1,039
 Russell Non-U.S.......................      0.850723         3,081         2,621      1.050412         2,126          2,233
 Russell Real Estate Securities........      1.240862           971         1,205      1.155691           890          1,029
 Russell Core Bond.....................      1.074705         1,207         1,296      1.068073         1,019          1,088
                                                                          -------                                   --------
   Equity..............................                                    95,017                                     98,179
   Annuity Reserves....................                                       120                                      1,895
                                                                          -------                                   --------
   Total Equity........................                                   $95,137                                   $100,074
                                                                          =======                                   ========

                                                                           CONTRACTS ISSUED:
                                                                 -------------------------------------
                                                                       ON OR AFTER JUNE 30, 2000
                                                                           FEE-BASED VERSION
                                                                 -------------------------------------
                                                                 ACCUMULATION       UNITS
                           DIVISION                               UNIT VALUE     OUTSTANDING    EQUITY
 -----------------------------------------------------------------------------------------------------
 Small Cap Growth Stock......................................     $0.880602           44        $   38
 Aggressive Growth Stock.....................................      0.918539          134           123
 International Equity........................................      0.976718          142           139
 Index 400 Stock.............................................      1.065915           17            18
 Growth Stock................................................      0.935336          228           214
 Growth and Income Stock.....................................      0.941839          239           225
 Index 500 Stock.............................................      0.914261          134           123
 Balanced....................................................      0.980424          300           294
 High Yield Bond.............................................      0.963530            7             7
 Select Bond.................................................      1.068433           10            11
 Money Market................................................      1.030926           --            --
 Russell Multi-Style Equity..................................      0.915914           44            41
 Russell Aggressive Equity...................................      0.958987           15            14
 Russell Non-U.S.............................................      0.895980           84            75
 Russell Real Estate Securities..............................      1.135388            6             7
 Russell Core Bond...........................................      1.059056           32            34
                                                                                                ------
   Equity....................................................                                    1,363
   Annuity Reserves..........................................                                       --
                                                                                                ------
   Total Equity..............................................                                   $1,363
                                                                                                ======

                                      B-24         Notes to Financial Statements

[PRICEWATERHOUSECOOPERS LLP - LOGO]

Report of Independent Accountants

To The Northwestern Mutual Life Insurance Company and
Contract Owners of NML Variable Annuity Account B

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and of changes in equity present fairly, in all material respects, the financial position of NML Variable Annuity Account B and the Small Cap Growth Stock Division, Aggressive Growth Stock Division, International Equity Division, Index 400 Stock Division, Growth Stock Division, Growth & Income Stock Division, Index 500 Stock Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Real Estate Securities Division and Russell Core Bond Division thereof at December 31, 2000, and the results of each of their operations and the changes in each of their equity for the year then ended and for the year or period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2000 with Northwestern Mutual Series Fund, Inc., and the Russell Insurance Funds, provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLP SIGNATURE]
Milwaukee, Wisconsin
January 26, 2001

Accountants' Report                  B-25

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Financial Position
(in millions)

The following financial statement of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policies.

                                                                   DECEMBER 31,
                                                                ------------------
                                                                 2000       1999
----------------------------------------------------------------------------------
ASSETS
  Bonds.....................................................    $40,607    $36,792
  Common and preferred stocks...............................      6,216      7,108
  Mortgage loans............................................     14,431     13,416
  Real estate...............................................      1,627      1,666
  Policy loans..............................................      8,504      7,938
  Other investments.........................................      4,508      3,443
  Cash and temporary investments............................      1,217      1,159
                                                                -------    -------
     TOTAL INVESTMENTS......................................     77,110     71,522
  Due and accrued investment income.........................      1,008        893
  Deferred premium and other assets.........................      1,510      1,409
  Separate account assets...................................     12,497     12,161
                                                                -------    -------
     TOTAL ASSETS...........................................    $92,125    $85,985
                                                                =======    =======

LIABILITIES AND SURPLUS
  Reserves for policy benefits..............................    $62,816    $57,992
  Policyowner dividends payable.............................      3,350      3,100
  Interest maintenance reserve..............................        378        491
  Asset valuation reserve...................................      2,298      2,371
  Income taxes payable......................................      1,228      1,192
  Other liabilities.........................................      3,662      3,609
  Separate account liabilities..............................     12,497     12,161
                                                                -------    -------
     TOTAL LIABILITIES......................................     86,229     80,916
  Surplus...................................................      5,896      5,069
                                                                -------    -------
     TOTAL LIABILITIES AND SURPLUS..........................    $92,125    $85,985
                                                                =======    =======

   The Accompanying Notes are an Integral Part of these Financial Statements

                                    Consolidated Statement of Financial Position

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Operations
(in millions)

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                -----------------------------
                                                                 2000       1999       1998
---------------------------------------------------------------------------------------------
REVENUE
  Premiums..................................................    $ 8,925    $ 8,344    $ 8,021
  Net investment income.....................................      5,339      4,766      4,536
  Other income..............................................      1,118        970        922
                                                                -------    -------    -------
      TOTAL REVENUE.........................................     15,382     14,080     13,479
                                                                -------    -------    -------

BENEFITS AND EXPENSES
  Benefit payments to policyowners and beneficiaries........      4,541      4,023      3,602
  Net additions to policy benefit reserves..................      4,815      4,469      4,521
  Net transfers to separate accounts........................        469        516        564
                                                                -------    -------    -------
      TOTAL BENEFITS........................................      9,825      9,008      8,687
  Operating expenses........................................      1,416      1,287      1,297
                                                                -------    -------    -------
      TOTAL BENEFITS AND EXPENSES...........................     11,241     10,295      9,984
                                                                -------    -------    -------
      GAIN FROM OPERATIONS BEFORE DIVIDENDS AND TAXES.......      4,141      3,785      3,495
Policyowner dividends.......................................      3,334      3,091      2,869
                                                                -------    -------    -------
      GAIN FROM OPERATIONS BEFORE TAXES.....................        807        694        626
Income tax expense..........................................        125        203        301
                                                                -------    -------    -------
      NET GAIN FROM OPERATIONS..............................        682        491        325
Net realized capital gains..................................      1,147        846        484
                                                                -------    -------    -------
      NET INCOME............................................    $ 1,829    $ 1,337    $   809
                                                                =======    =======    =======

   The Accompanying Notes are an Integral Part of these Financial Statements.

Consolidated Statement of Operations   B-27

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Changes in Surplus
(in millions)

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                ---------------------------
                                                                 2000       1999      1998
-------------------------------------------------------------------------------------------
Beginning of Year Balance...................................    $ 5,069    $4,741    $4,101
    Net income..............................................      1,829     1,337       809
    (Decrease) increase in net unrealized gains.............     (1,043)      213      (147)
    Decrease (increase) in asset valuation reserve..........         73      (377)      (20)
    Charge-off of goodwill (Note 7).........................        (12)     (842)       --
    Other, net..............................................        (20)       (3)       (2)
                                                                -------    ------    ------
    NET INCREASE IN SURPLUS.................................        827       328       640
                                                                -------    ------    ------
End of Year Balance.........................................    $ 5,896    $5,069    $4,741
                                                                =======    ======    ======

   The Accompanying Notes are an Integral Part of these Financial Statements.

                                    Consolidated Statement of Changes in Surplus

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Cash Flows
(in millions)

                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                ---------------------------------
                                                                 2000         1999         1998
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Insurance and annuity premiums............................    $ 7,051      $ 6,585      $ 6,405
  Investment income received................................      5,000        4,476        4,216
  Disbursement of policy loans, net of repayments...........       (566)        (358)        (416)
  Benefits paid to policyowners and beneficiaries...........     (4,739)      (4,199)      (3,740)
  Net transfers to separate accounts........................       (469)        (516)        (564)
  Operating expenses and taxes..............................     (1,845)      (1,699)      (1,749)
  Other, net................................................        224          (56)         (83)
                                                                -------      -------      -------
       NET CASH PROVIDED BY OPERATING ACTIVITIES............      4,656        4,233        4,069
                                                                -------      -------      -------

CASH FLOWS FROM INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD OR MATURED
     Bonds..................................................     29,539       20,788       28,720
     Common and preferred stocks............................      9,437       13,331       10,359
     Mortgage loans.........................................      1,198        1,356        1,737
     Real estate............................................        302          216          159
     Other investments......................................        659          830          768
                                                                -------      -------      -------
                                                                 41,135       36,521       41,743
                                                                -------      -------      -------

  COST OF INVESTMENTS ACQUIRED
     Bonds..................................................     33,378       22,849       30,873
     Common and preferred stocks............................      8,177       13,794        9,642
     Mortgage loans.........................................      2,261        2,500        3,135
     Real estate............................................        224          362          268
     Other investments......................................      1,535        1,864          567
                                                                -------      -------      -------
                                                                 45,575       41,369       44,485
                                                                -------      -------      -------
  Net (decrease) increase due to securities lending and
     other..................................................       (158)         499         (624)
                                                                -------      -------      -------
       NET CASH USED IN INVESTING ACTIVITIES................     (4,598)      (4,349)      (3,366)
                                                                -------      -------      -------
       NET INCREASE (DECREASE) IN CASH AND TEMPORARY
        INVESTMENTS.........................................         58         (116)         703
Cash and temporary investments, beginning of year...........      1,159        1,275          572
                                                                -------      -------      -------
Cash and temporary investments, end of year.................    $ 1,217      $ 1,159      $ 1,275
                                                                =======      =======      =======

   The Accompanying Notes are an Integral Part of these Financial Statements

Consolidated Statement of Cash Flows   B-29

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Notes to Consolidated Statutory Financial Statements
December 31, 2000, 1999 and 1998

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company ("Company") and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company ("Subsidiary"). The Company and its Subsidiary offer life, annuity, disability income and long-term care products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements have been prepared using accounting policies prescribed or permitted by the Office of the Commissioner of Insurance ("OCI") of the State of Wisconsin ("statutory basis of accounting").

In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provides guidance regarding matters where statutory accounting has been silent and changes current statutory accounting regarding some matters. The OCI has adopted Codification effective January 1, 2001. The effect of adoption on the Company's statutory surplus is expected to be an increase, primarily as a result of deferred tax accounting and investment valuations.

Financial statements prepared on the statutory basis of accounting vary from financial statements prepared on the basis of generally accepted accounting principles ("GAAP") primarily because on a GAAP basis: (1) policy acquisition costs are deferred and amortized, (2) investment valuations and insurance reserves are based on different assumptions, (3) funds received under deposit-type contracts are not reported as premium revenue, (4) deferred taxes are provided for temporary differences between book and tax basis of certain assets and liabilities and (5) majority-owned non-insurance subsidiaries are consolidated. The effects on the financial statements of the differences between the statutory basis of accounting and GAAP are material to the Company.

The preparation of financial statements in conformity with the statutory basis of accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these estimates.

INVESTMENTS
The Company's investments are valued on the following bases:

Bonds -- Amortized cost using the interest method; loan-backed and structured securities are amortized using estimated prepayment rates and, generally, the prospective adjustment method

Common and preferred stocks -- Common stocks are carried at fair value, preferred stocks are generally carried at lower of cost or market, and unconsolidated subsidiaries and affiliates are recorded using the equity method

Mortgage loans -- Amortized cost

Real estate -- Lower of cost (less depreciation and encumbrances) or estimated net realizable value

Policy loans -- Unpaid principal balance, which approximates fair value

Other investments -- Consists primarily of joint venture investments which are valued at equity in ventures' net assets

Cash and temporary investments -- Amortized cost, which approximates fair value

TEMPORARY INVESTMENTS
Temporary investments consist of debt securities that have maturities of one year or less at acquisition.

NET INVESTMENT INCOME AND CAPITAL GAINS
Net investment income includes interest and dividends received or due and accrued on investments, equity in unconsolidated subsidiaries and affiliates' earnings and the Company's share of joint venture income. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and costs associated with securities lending.

Realized investment gains and losses are reported in income based upon specific identification of securities sold.

                            Notes to Consolidated Statutory Financial Statements

Unrealized investment gains and losses include changes in the fair value of common stocks and changes in valuation allowances made for bonds, preferred stocks, mortgage loans and other investments considered by management to be impaired.

INTEREST MAINTENANCE RESERVE
The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of tax, on fixed income investments resulting from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the approximate remaining term to maturity of the investment sold.

ASSET VALUATION RESERVE
The Company is required to maintain an asset valuation reserve ("AVR"). The AVR establishes a general reserve for invested asset valuation using a formula prescribed by state regulations. The AVR is designed to stabilize surplus against potential declines in the value of investments. Increases or decreases in AVR are recorded directly to surplus.

SEPARATE ACCOUNTS
Separate account assets and related policy liabilities represent the segregation of funds deposited by variable life insurance and annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of Company-managed mutual funds. Variable product policyowners also have the option to invest in a fixed interest rate annuity in the general account of the Company. Separate account assets are reported at fair value.

PREMIUM REVENUE AND OPERATING EXPENSES
Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity and disability income premiums are recognized when received by the Company. Operating expenses, including costs of acquiring new policies, are charged to operations as incurred.

OTHER INCOME
Other income includes considerations on supplementary contracts, ceded reinsurance expense allowances and miscellaneous policy charges.

BENEFIT PAYMENTS TO POLICYOWNERS AND BENEFICIARIES
Benefit payments to policyowners and beneficiaries include death, surrender, annuity and disability benefits, matured endowments and supplementary contract payments.

RESERVES FOR POLICY BENEFITS
Reserves for policy benefits are determined using actuarial estimates based on mortality and morbidity experience tables and valuation interest rates prescribed by the OCI. (See Note 3.)

POLICYOWNER DIVIDENDS
Almost all life insurance policies, and certain annuity and disability income policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, or used to purchase additional insurance. The vast majority of dividends are used by policyowners to purchase additional insurance and are reported as premiums in the Statement of Operations. These dividends are reported as a reduction of premium cash inflow in the Statement of Cash Flows.

2. INVESTMENTS

DEBT SECURITIES
Debt securities consist of all bonds and fixed-maturity preferred stocks. The estimated fair values of debt securities are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

Notes to Consolidated Statutory Financial Statements

Statement value, which principally represents amortized cost, and estimated fair value of the Company's debt securities at December 31, 2000 and 1999 were as follows:

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 2000      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,761      $  279      $   (48)     $ 3,992
Mortgage-backed
  securities.........     9,551         242          (50)       9,743
Corporate and other
  debt securities....    27,295         536         (940)      26,891
                        -------      ------      -------      -------
                         40,607       1,057       (1,038)      40,626
Preferred stocks.....       257          11           (1)         267
                        -------      ------      -------      -------
     Total...........   $40,864      $1,068      $(1,039)     $40,893
                        =======      ======      =======      =======

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 1999      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,855      $   72      $  (167)     $ 3,760
Mortgage-backed
  securities.........     7,736          65         (256)       7,545
Corporate and other
  debt securities....    25,201         249       (1,088)      24,362
                        -------      ------      -------      -------
                         36,792         386       (1,511)      35,667
Preferred stocks.....        85           2           --           87
                        -------      ------      -------      -------
     Total...........   $36,877      $  388      $(1,511)     $35,754
                        =======      ======      =======      =======

The statement value and estimated fair value of debt securities by contractual maturity at December 31, 2000 is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                     STATEMENT    ESTIMATED
                                       VALUE      FAIR VALUE
                                     ---------    ----------
                                          (IN MILLIONS)
Due in one year or less..........     $   566      $   570
Due after one year through five
  years..........................       6,173        6,100
Due after five years through ten
  years..........................      12,871       12,789
Due after ten years..............      11,703       11,691
                                      -------      -------
                                       31,313       31,150
Mortgage-backed securities.......       9,551        9,743
                                      -------      -------
                                      $40,864      $40,893
                                      =======      =======

STOCKS
The estimated fair values of common and perpetual preferred stocks are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

The adjusted cost of common and preferred stock held by the Company at December 31, 2000 and 1999 was $4.7 billion and $4.9 billion, respectively.

MORTGAGE LOANS AND REAL ESTATE
Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of geographic locations and types of collateral properties.

The fair value of mortgage loans as of December 31, 2000 and 1999 was $14.7 billion and $13.2 billion, respectively. The fair value of the mortgage loan portfolio is estimated by discounting the future estimated cash flows using current interest rates of debt securities with similar credit risk and maturities, or utilizing net realizable values.

At December 31, 2000 and 1999, real estate includes $29 million and $39 million, respectively, acquired through foreclosure and $109 million and $114 million, respectively, of home office real estate.

REALIZED AND UNREALIZED GAINS AND LOSSES
Realized investment gains and losses for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 2000
                                 --------------------------------
                                                           NET
                                                         REALIZED
                                 REALIZED    REALIZED     GAINS
                                  GAINS       LOSSES     (LOSSES)
                                 --------    --------    --------
                                          (IN MILLIONS)
Bonds........................     $  369      $(416)      $  (47)
Common and preferred
  stocks.....................      1,534       (333)       1,201
Mortgage loans...............         --        (25)         (25)
Real estate..................        101         --          101
Other invested assets........        395       (177)         218
                                  ------      -----       ------
                                   2,399       (951)       1,448
                                  ------      -----       ------
Less: Capital gains taxes....                                353
Less: IMR (losses) gains.....                                (52)
                                                          ------
Net realized capital gains...                             $1,147
                                                          ======

                            Notes to Consolidated Statutory Financial Statements

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 1999
                                 --------------------------------
                                                           NET
                                                         REALIZED
                                 REALIZED    REALIZED     GAINS
                                  GAINS       LOSSES     (LOSSES)
                                 --------    --------    --------
                                          (IN MILLIONS)
Bonds........................     $  219      $(404)      $ (185)
Common and preferred
  stocks.....................      1,270       (255)       1,015
Mortgage loans...............         22        (12)          10
Real estate..................         92         --           92
Other invested assets........        308       (189)         119
                                  ------      -----       ------
                                   1,911       (860)       1,051
                                  ------      -----       ------
Less: Capital gains taxes....                                244
Less: IMR (losses) gains.....                                (39)
                                                          ------
Net realized capital gains...                             $  846
                                                          ======

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 1998
                                 --------------------------------
                                                           NET
                                                         REALIZED
                                 REALIZED    REALIZED     GAINS
                                  GAINS       LOSSES     (LOSSES)
                                 --------    --------    --------
                                          (IN MILLIONS)
Bonds........................     $  514      $(231)      $  283
Common and preferred
  stocks.....................        885       (240)         645
Mortgage loans...............         18        (11)           7
Real estate..................         41         --           41
Other invested assets........        330       (267)          63
                                  ------      -----       ------
                                   1,788       (749)       1,039
                                  ------      -----       ------
Less: Capital gains taxes....                                358
Less: IMR (losses) gains.....                                197
                                                          ------
Net realized capital gains...                             $  484
                                                          ======

Changes in net unrealized investment gains and losses for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                        FOR THE YEAR ENDED
                                           DECEMBER 31,
                                     -------------------------
                                      2000      1999     1998
                                      ----      ----     ----
                                           (IN MILLIONS)
Bonds............................    $  (208)   $(178)   $ (97)
Common and preferred stocks......       (851)     415       29
Mortgage loans...................         (2)     (10)     (16)
Real estate......................         (4)      (2)      --
Other............................         22      (12)     (63)
                                     -------    -----    -----
                                     $(1,043)   $ 213    $(147)
                                     =======    =====    =====

SECURITIES LENDING
The Company has entered into securities lending agreements whereby certain securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Collateral assets received and related liability due to counterparties of $1.4 billion and $2.1 billion, respectively, are included in the consolidated statements of financial position at December 31, 2000 and 1999, and approximate the statement value of securities loaned at those dates.

DERIVATIVE FINANCIAL INSTRUMENTS
In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates, foreign currency exchange rates and market volatility. These hedging strategies include the use of forwards, futures, options, floors and swaps.

Notes to Consolidated Statutory Financial Statements

The Company held the following positions for hedging purposes at December 31, 2000 and 1999:

                                                   NOTIONAL AMOUNTS
                                             ----------------------------
                                             DECEMBER 31,    DECEMBER 31,
DERIVATIVE FINANCIAL INSTRUMENT                  2000            1999                      RISKS REDUCED
-------------------------------              ------------    ------------                  -------------
                                                    (IN MILLIONS)
Forward Contracts........................       $1,203           $967        Currency exposure on foreign-denominated
                                                                             investments and future commitments.
Common Stock Futures and Swaps...........          565            620        Stock market price fluctuation.
Bond Futures.............................           --             50        Bond market price fluctuation.
Options to acquire Interest Rate Swaps...          452            419        Interest rates payable on certain annuity
                                                                             and insurance contracts.
Foreign Currency and
  Interest Rate Swaps....................          200            203        Interest rates on variable rate notes and
                                                                             currency exposure on foreign-denominated
                                                                             bonds.
Default Swaps............................           52             52        Default exposure on certain bond
                                                                             investments.
Interest Rate Floors.....................          525             --        Interest rates payable on certain annuity
                                                                             contracts.

The notional or contractual amounts of derivative financial instruments are used to denominate these types of transactions and do not represent the amounts exchanged between the parties.

In addition to the use of derivatives for hedging purposes, equity swaps were held for investment purposes during 2000 and 1999. The notional amount of equity swaps outstanding at December 31, 2000 and 1999 was $0 and $136 million, respectively.

Foreign currency forwards, foreign currency swaps, stock futures and equity swaps are reported at fair value. Resulting gains and losses on these contracts are unrealized until expiration of the contract. Fair valuation adjustments for interest rate swaps, bond futures and options to acquire interest rate swaps are deferred to IMR. Changes in the value of derivative instruments are expected to offset gains and losses on the hedged investments. During 2000, 1999 and 1998, net realized and unrealized gains on investments were partially offset by net realized gains (losses) of $117 million, $(55) million and $(104) million, respectively, and net unrealized gains (losses) of $42 million, $17 million and $(58) million, respectively, on derivative instruments.

3. RESERVES FOR POLICY BENEFITS
Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method with interest rates ranging from 3 1/2% to 5 1/2%. Other life policy reserves are primarily based on the net level premium method employing various mortality tables at interest rates ranging from 2% to 4 1/2%.

Deferred annuity reserves on contracts issued since 1985 are valued primarily using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%.

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, a 3% to 4% interest rate and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) with interest rates ranging from 3% to 5 1/2%.

Use of these actuarial tables and methods involves estimation of future mortality and morbidity. Actual future experience could differ from these estimates.

4. EMPLOYEE AND AGENT BENEFIT PLANS
The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and agents. The

                            Notes to Consolidated Statutory Financial Statements
expense associated with these plans is generally recorded by the Company in the period contributions are funded. As of January 1, 2000, the most recent actuarial valuation date available, the qualified defined benefit plans were fully funded. The Company recorded a liability of $122 million and $109 million for nonqualified defined benefit plans at December 31, 2000 and 1999, respectively. In addition, the Company has a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for all full-time agents. The Company's contributions are expensed in the period contributions are made to the plans. The Company recorded $32 million, $31 million and $29 million of total expense related to its defined benefit and defined contribution plans for the years ended December 31, 2000, 1999 and 1998, respectively. The defined benefit and defined contribution plans' assets of $2.3 billion and $2.2 billion at December 31, 2000 and 1999, respectively, were primarily invested in the separate accounts of the Company.

In addition to pension and retirement benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Postretirement benefit costs for the years ended December 31, 2000, 1999 and 1998 were a net expense of $6.8 million, $5.0 million and $1.8 million, respectively.

                            DECEMBER 31,        DECEMBER 31,
                                2000                1999
                         ------------------  ------------------
Unfunded postretirement
  benefit obligation
  for retirees and
  other fully eligible
  employees (Accrued in
  statement of
  financial
  position)............  $47 million         $40 million
Estimated
  postretirement
  benefit obligation
  for active non-vested
  employees (Not
  accrued until
  employee vests)......  $76 million         $68 million
Discount rate..........  7%                  7%
Health care cost trend
  rate.................  10% to an ultimate  10% to an ultimate
                         5%, declining 1%    5%, declining 1%
                         for 5 years         for 5 years

If the health care cost trend rate assumptions were increased by 1%, the accrued postretirement benefit obligation as of December 31, 2000 and 1999 would have been increased by $7 million and $6 million, respectively.

At December 31, 2000 and 1999, the recorded postretirement benefit obligation was reduced by $22 million and $28 million, respectively, for health care benefit plan assets. These assets were primarily invested in the separate accounts of the Company.

5. REINSURANCE
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding to reinsurers under excess coverage and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company has an excess reinsurance contract for disability income policies with retention limits varying based upon coverage type.

The amounts shown in the accompanying consolidated financial statements are net of reinsurance. Reserves for policy benefits at December 31, 2000 and 1999 were reported net of ceded reserves of $663 million and $584 million, respectively. The effect of reinsurance on premiums and benefits for the years ended December 31, 2000, 1999 and 1998 was as follows:

                               2000       1999      1998
                              -------    ------    ------
                                     (IN MILLIONS)
Direct premiums...........    $ 9,419    $8,785    $8,426
Premiums ceded............       (494)     (441)     (405)
                              -------    ------    ------
Net premiums..............    $ 8,925    $8,344    $8,021
                              =======    ======    ======
Benefits to policyowners
  and beneficiaries.......     10,063     9,205    $8,869
Benefits ceded............       (238)     (197)     (182)
                              -------    ------    ------
Net benefits to
  policyowners and
  beneficiaries...........    $ 9,825    $9,008    $8,687
                              =======    ======    ======

In addition, the Company received $146 million, $133 million and $121 million for the years ended December 31, 2000, 1999 and 1998, respectively, from reinsurers representing allowances for reimbursement of commissions and other expenses. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company;

Notes to Consolidated Statutory Financial Statements consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

6. INCOME TAXES
Provisions for income taxes are based on current income tax payable without recognition of deferred taxes. The Company files a consolidated life-nonlife federal income tax return. Federal income tax returns for years through 1995 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes, which may become due with respect to the open years.

The Company's taxable income can vary significantly from gain from operations before taxes due to differences between book and tax valuation of assets and liabilities (e.g., investments and policy benefit reserves). The Company pays a tax that is assessed only on the surplus of mutual life insurance companies ("equity tax"), and also, the Company must capitalize and amortize, as opposed to immediately deducting, an amount deemed to represent the cost of acquiring new business ("DAC tax").

The Company's effective tax rate on gains from operations before taxes for the years ended December 31, 2000, 1999 and 1998 was 16%, 29%, and 48% respectively. In 2000 and 1999, the effective rates were less than the federal corporate rate of 35% due primarily to differences between book and tax investment income and, in 2000, prior year adjustments. In 1998, the effective rate was greater than 35% due primarily to the equity tax and DAC tax.

7. RELATED PARTY TRANSACTIONS
The Company acquired Frank Russell Company ("Frank Russell") effective January 1, 1999 for a purchase price of approximately $955 million. Frank Russell is a leading investment management and consulting firm, providing investment advice, analytical tools and investment vehicles to institutional and individual investors in more than 30 countries. This investment is accounted for using the equity method and is included in common stocks in the consolidated statement of financial position. In 2000 and 1999, the Company charged-off directly from surplus approximately $12 million and $842 million respectively, representing the goodwill associated with the acquisition. The Company has received permission from the OCI for this charge-off. The Company has unconditionally guaranteed certain debt obligations of Frank Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

During 2000 and 1999, the Company transferred appreciated equity investments to wholly-owned subsidiaries as a capital contribution to the subsidiaries. Realized capital gains of $220 million and $287 million for 2000 and 1999, respectively, were recorded on this transaction, based on the fair value of the assets upon transfer.

8. CONTINGENCIES
The Company has guaranteed certain obligations of its affiliates. These guarantees totaled approximately $101 million at December 31, 2000 and are generally supported by the underlying net asset values of the affiliates. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $1.8 billion at December 31, 2000 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's results of operations or financial position.

                            Notes to Consolidated Statutory Financial Statements

[PRICEWATERHOUSECOOPERS LLP - LOGO]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2000 and 1999, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2000 and 1999, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2000 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2000 and 1999 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, on the basis of accounting described in Note 1.

[PRICEWATERHOUSECOOPERS LLP SIGNATURE]
January 23, 2001

Accountants' Report                   B-37

                                TABLE OF CONTENTS



                                                                                        Page

                                                                                        ----
DISTRIBUTION OF THE CONTRACTS........................................................   B-2

DETERMINATION OF ANNUITY PAYMENTS....................................................   B-2
      Amount of Annuity Payments.....................................................   B-2
      Annuity Unit Value.............................................................   B-3
      Illustrations of Variable Annuity Payments.....................................   B-3

VALUATION OF ASSETS OF THE ACCOUNT...................................................   B-4

TRANSFERABILITY RESTRICTIONS.........................................................   B-4

PERFORMANCE DATA.....................................................................   B-4

EXPERTS..............................................................................   B-7

FINANCIAL STATEMENTS OF THE ACCOUNT..................................................   B-8
(as of December 31, 2000 and for each of the two years in
 the period ended December 31, 2000)

   Report of Independent Accountants.................................................  B-25
    (as of December 31, 2000 and for each of the two years in
     the period ended December 31, 2000)

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL..........................................  B-26
(as of December 31, 2000 and 1999 and for each of the three
years in the period ended December 31, 2000)

   Report of Independent Accountants.................................................  B-37
    (as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000)



                                      B-38